                                                                             SAI

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                   June 6, 2005,
                                                                   as
                                                                   supplemented
                                                                  March 15, 2006

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the prospectus, dated May 1, 2005, as supplemented, for the portfolios that you are invested in of AEGON/Transamerica Series Trust (the "Trust").

You may obtain a copy free of charge by calling 1-800-851-9777. This SAI contains more detailed information about the AEGON/Transamerica Series Trust operations and activities than that set forth in the prospectus. The AEGON/Transamerica Series Trust Annual Report to Policyowners, including the financial statements therein, are incorporated by reference into this SAI.

                               INVESTMENT ADVISER:
                        TRANSAMERICA FUND ADVISORS, INC.

THE DATE OF THE PROSPECTUS TO WHICH THIS STATEMENT OF ADDITIONAL INFORMATION RELATES IS MAY 1, 2005, AS SUPPLEMENTED, AND THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS JUNE 6, 2005, AS SUPPLEMENTED MARCH 15, 2006.

TABLE OF CONTENTS

AEGON/TRANSAMERICA SERIES TRUST

Information about each portfolio you should know before investing

(PLEASE NOTE: Please refer to your product prospectus for a listing of the portfolios that are offered through the product you have purchased.)

FUND HISTORY

INVESTMENT OBJECTIVES

FUNDAMENTAL INVESTMENT RESTRICTIONS

           INDIVIDUAL PORTFOLIO INFORMATION
    AB-1   AEGON Bond
   ACI-1   American Century International
 ACLCV-1   American Century Large Company Value
  AACP-1   Asset Allocation - Conservative Portfolio
 AAGRP-1   Asset Allocation - Growth Portfolio
AAMODP-1   Asset Allocation - Moderate Portfolio
 AAMGP-1   Asset Allocation - Moderate Growth Portfolio
   CGG-1   Capital Guardian Global
 CGUSE-1   Capital Guardian U.S. Equity
   CGV-1   Capital Guardian Value
  CRES-1   Clarion Global Real Estate Securities (formerly, Clarion Real Estate
           Securities)
   FGI-1   Federated Growth & Income
   GCA-1   Great Companies -- America(SM)
   GCT-1   Great Companies -- Technology(SM)
   JGR-1   Janus Growth
  JNGR-1   Jennison Growth
 JPMEI-1   J.P. Morgan Enhanced Index
JPMMCV-1   J.P. Morgan Mid Cap Value
 MARGR-1   Marsico Growth
  MLCV-1   Mercury Large Cap Value
 MFSHY-1   MFS High Yield
    MN-1   Munder Net50
 PIMCO-1   PIMCO Total Return
   SAC-1   Salomon All Cap
 SELAG-1   Select+ Aggressive
SELCON-1   Select+ Conservative
SELGRI-1   Select+ Growth & Income
 TRPEI-1   T. Rowe Price Equity Income
 TRPGS-1   T. Rowe Price Growth Stock
 TRPSC-1   T. Rowe Price Small Cap
  TGCG-1   Templeton Great Companies Global
   TAV-1   Third Avenue Value
    TB-1   Transamerica Balanced
   TCS-1   Transamerica Convertible Securities
    TE-1   Transamerica Equity
  TEII-1   Transamerica Equity II
   TGO-1   Transamerica Growth Opportunities
   TMM-1   Transamerica Money Market
 TSMCV-1   Transamerica Small/Mid Cap Value
 TUSGS-1   Transamerica U.S. Government Securities
   TVB-1   Transamerica Value Balanced
 VKAIA-1   Van Kampen Active International Allocation

 VKLCC-1   Van Kampen Large Cap Core
 VKMCG-1   Van Kampen Mid-Cap Growth (formerly, Van Kampen Emerging Growth)

ADDITIONAL INFORMATION -- ALL PORTFOLIOS

       1   Lending
       1   Borrowing
       2   Short Sales
       2   Foreign Securities
       3   Foreign Bank Obligations
       3   Forward Foreign Currency Contracts
       4   When-issued, Delayed Settlement and Forward Delivery Securities
       4   Repurchase and Reverse Repurchase Agreements
       5   Temporary Defensive Position
       5   U.S. Government Securities
       5   Non-Investment Grade Debt Securities
       6   Convertible Securities
       6   Investments in Futures, Options and Other Derivative Instruments
      16   Zero Coupon, Pay-in-Kind and Step Coupon Securities
      16   Warrants and Rights
      17   Mortgage-Backed Securities
      17   Asset-Backed Securities
      17   Pass-Through Securities
      18   Other Income Producing Securities
      18   Illiquid and Restricted/144A Securities
      19   Other Investment Companies
      19   Bank and Thrift Obligations
      19   Investments in the Real Estate Industry and Real Estate Investment
           Trusts
      20   Variable Rate Master Demand Notes
      20   Debt Securities and Fixed-Income Investing
      21   Structured Notes
      21   High Yield/High-Risk Securities
      22   Trade Claims
      22   Brady Bonds
      22   Collateralized Mortgage Obligations
      23   Collateralized Debt Obligations
      23   Dollar Roll Transactions
      24   Exchange Traded Funds
      24   Hybrid Instruments
      24   Indexed Securities
      24   Interest Rate Transactions
      25   Municipal Fixed-Income Securities
      25   Non-Mortgage Asset Backed Securities
      26   Passive Foreign Investment Companies
      26   Preferred Stocks
      26   Stripped Mortgage-Backed Securities
      27   Loan Participations
      28   Credit Default Swaps
      28   Event-Linked Bonds

MANAGEMENT OF THE TRUST

      28   Trustees and Officers
      32   Code of Ethics
      32   Proxy Voting Policies and Procedures
      32   The Investment Adviser
      35   The Sub-Advisers
      35   Personal Securities Transactions
      35   Administrative and Transfer Agency Services

PORTFOLIO TRANSACTIONS AND BROKERAGE

      35   Portfolio Turnover

PURCHASE AND REDEMPTION OF SHARES

      37   Determination of Offering Price
      37   Net Asset Valuation

CALCULATION OF PERFORMANCE RELATED INFORMATION

      38   Performance Information

OTHER INFORMATION

      39   Taxes
      40   Capital Stock of the Trust
      40   Registration Statement
      41   Financial Statements
      41   Custodian
     A-1   Appendix A -- Description of Portfolio Securities
     B-1   Appendix B -- Brief Explanation of Rating Categories
     C-1   Appendix C -- Investment Adviser and Sub-Advisers' Proxy Voting
                         Policies And Procedures
     D-1   Appendix D -- Portfolio Manager Information

INVESTOR INFORMATION

ORGANIZATION

Each portfolio is a series of AEGON/Transamerica Series Trust (formerly, AEGON/Transamerica Series Fund, Inc.), a Delaware statutory trust that was formed by an Agreement and Declaration of Trust dated April 21, 2005. A special meeting of shareholders was held on April 19, 2005 for the purposes of approving, among other things, reorganizing from a Maryland corporation to a Delaware statutory trust. The shareholders approved this reorganization, and portfolios that have been formed as part of the Delaware statutory trust and which are identical to the current portfolios, assumed the assets and liabilities of the current portfolios and the Delaware statutory trust assumed the registration statement of the Maryland corporation. The Trust was originally a corporation formed under the laws of the State of Maryland on August 21, 1985.

The Trust is intended to be sold to the separate accounts of life companies to fund benefits under policies ("Policies") or contracts ("Contracts") (collectively, the "Separate Accounts") (owners of the Separate Accounts, the "Policyowners") issued by Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), Transamerica Life Insurance Company (formerly PFL Life Insurance Company) ("Transamerica Life"), Western Reserve Life Assurance Co. of Ohio ("WRL") Peoples Benefit Life Insurance Company ("Peoples"), Transamerica Occidental Life Insurance Company ("Transamerica") and Transamerica Life Insurance and Annuity Company ("TALIAC") (effective October 1, 2005, TALIAC merged into Transamerica Life) (the "Life Companies"), and to certain asset allocation portfolios as underlying portfolios. As such, TFLIC, Transamerica Life, WRL, Peoples, Transamerica, TALIAC and certain underlying asset allocation portfolios are the only shareholders of the investment funds offered by ATST. If a Life Company offers a portfolio of ATST in its respective products, and you own a Policy or a Contract of one of those Life Companies, you have the right to give voting instructions on certain shares of such portfolio. Shares may be offered to other life insurance companies in the future.

Because Trust shares are sold to Separate Accounts established to receive and invest premiums received under Policies and purchase payments received under the Contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts of the Life Companies to invest in the Trust simultaneously. Neither the Life Companies nor the Trust currently foresees any such disadvantages or conflicts. Any Life Company may notify the Trust's Board of a potential or existing conflict. The Trust's Board will then determine if a material conflict exists and what action, if any, is needed.

Such action could include the sale of Trust shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by the Policyowners. The Trust's Board might conclude that separate portfolios should be established under the Separate Accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate portfolios. As a result, Policyowners would no longer have the economies of scale typically resulting from a larger combined portfolio.

The Trust offers shares of each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preferences, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

Only the Separate Accounts of the Life Companies may hold shares of the Trust and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Trust's shares held in the Separate Accounts, including Trust shares which are not attributable to Policyowners, at meetings of the Trust, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the Investment Company Act of 1940, as amended (the "1940 Act") the Trust does not hold regularly scheduled special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Trust's shares in their own right, they may elect to do so. The rights of Policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.

INVESTMENT OBJECTIVE

The investment objective of each portfolio of the Trust is described in the respective portfolio's prospectus. Shares of the portfolios are sold only to the Separate Accounts of the Life Companies to fund the benefits under certain Policies and Contracts.

As indicated in the prospectus, each portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board without approval of shareholders or Policyowners. A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those which a Policyowner deemed appropriate at the time of investment.

FUNDAMENTAL INVESTMENT RESTRICTIONS

As indicated in the prospectus, each portfolio is subject to certain fundamental policies and restrictions, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. "Majority" for this purpose and under the 1940 Act means the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities of a portfolio are represented or (ii) more than 50% of the outstanding voting securities of a portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the portfolio's investments, including the portfolio's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio's investments meet additional diversification or other requirements.

Each portfolio has adopted the following fundamental restrictions:

1.   Diversification

Each portfolio shall be a "diversified company" as that term is defined in the Investment Company Act of 1940, as amended (except for Salomon All Cap, Great Companies--America(SM), Clarion Global Real Estate Securities, Great Companies--Technology(SM) and Third Avenue Value), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The Salomon All Cap, Great Companies--America(SM), Clarion Global Real Estate Securities, Great Companies--Technology(SM), and Third Avenue Value shall be a "non-diversified company" as that term is defined in the Investment Company Act of 1940, as amended.

2.   Borrowing

Each portfolio may not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3.   Senior Securities

Each portfolio may not issue any senior security, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.   Underwriting Securities

Each portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except as permitted under the Securities Act of 1933, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, each portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5.   Real Estate

Each portfolio may not purchase or sell real estate or any interests therein, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein;
(iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

6.   Making Loans

Each portfolio may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7.   Concentration of Investments

Each portfolio may not "concentrate" its investments in a particular industry or group of industries (except the portfolio(s) listed below), except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Clarion Global Real Estate Securities may concentrate in securities of issuers in the real estate industry.

8.   Commodities

Each portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

AEGON BOND

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and
(ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(C) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(D) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the Investment Company Act of 1940, as amended.

(F) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market portfolios or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market portfolio, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market portfolio.

(G) The portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. AEGON Bond paid $8,770 for the fiscal year ended December 31, 2004.


                                      ATST
                                 AB-1 AEGON Bond

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$1,075,084   $1,465,683   $1,234,185

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$35,836   $26,334   $33,944

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.70%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                             AGGREGATE COMMISSIONS

YEAR ENDED DECEMBER 31
----------------------
  2004   2003   2002
  ----   ----   ----
  $-0-   $-0-   $-0-

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-   $-0-   -0-   $-0-   -0-

THE SUB-ADVISER

J.P. MORGAN INVESTMENT MANAGEMENT, INC., 522 Fifth Avenue, 13th Floor, New York, New York 10036, serves as sub-adviser pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The Agreement continues in effect year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2004      2003       2002
-------   --------   --------
$38,697   $651,414   $548,527

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                                 AB-2 AEGON Bond

AMERICAN CENTURY INTERNATIONAL

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales "against the box."

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

(E) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts. The portfolio may not, however, enter into leveraged futures transactions if it would be possible for the portfolio to lose more money than it invested.

(F) The portfolio may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

(G) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. American Century International paid $10,652 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to the portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$2,614,506   $2,095,135   $524,463

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$42,561   $26,334   $33,944


                                      ATST
                      ACI-1 American Century International

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.125%. The investment adviser paid the following amounts for the last three fiscal years:

2004   2003     2002
----   ----   --------
$-0-   $-0-   $157,648

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three years:

                              AGGREGATE COMMISSIONS

      YEAR ENDED DECEMBER 31
----------------------------------
   2004         2003        2002
----------   ----------   --------
$1,113,920   $1,384,396   $544,579

                        AFFILIATED BROKERAGE COMMISSIONS

             YEAR ENDED DECEMBER 31
------------------------------------------------
  2004      %      2003      %      2002      %
-------   ----   -------   ----   -------   ----
$61,847   5.55%  $55,009   3.97%  $16,942   3.11%

THE SUB-ADVISER

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. ("ACGIM") serves as sub-adviser to American Century International. ACGIM is located at The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017, and has been managing mutual funds since 1958.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated March 1, 2002, as amended, between TFAI and ACGIM. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid the following amounts for its services for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$1,520,537   $1,197,791   $306,461

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                      ACI-2 American Century International

AMERICAN CENTURY LARGE COMPANY VALUE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales "against the box."

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(E) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Every portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. American Century Large Company Value paid $2,275 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio.

TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

  2004       2003       2002
--------   --------   --------
$691,027   $421,750   $177,653

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$11,590   $22,316   $30,412

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf to the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.35%. TFAI paid the following amounts for the last three fiscal years:

2004   2003     2002
----   ----   -------
$-0-   $-0-   $27,850

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


                                      ATST
                  ACLCV-1 American Century Large Company Value

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
-----------------------------
  2004       2003       2002
--------   --------   -------
$111,179   $143,250   $62,192

                        AFFILIATED BROKERAGE COMMISSIONS

        YEAR ENDED DECEMBER 31
--------------------------------------
2004     %    2003    %    2002     %
----   ----   ----   ---   ----   ----
 $40   0.04%   $4    -0-%   $59   0.10%

THE SUB-ADVISER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") serves as sub-adviser to American Century Large Company Value. American Century is located at 4500 Main Street, Kansas City, Missouri 64111, and has been managing mutual funds since 1958.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2001, as amended, between TFAI and American Century. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2004       2003       2002
--------   --------   -------
$376,051   $234,306   $98,696

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                  ACLCV-2 American Century Large Company Value

ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the Investment Company Act of 1940.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not onstitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Asset Allocation - Conservative Portfolio paid $18,177 for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus.

The portfolio paid the following amounts for the last three fiscal years:

  2004       2003       2002
--------   --------   -------
$536,295   $367,623   $43,870

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amount for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$80,444   $22,316   $17,661

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-


                                      ATST
                AACP-1 Asset Allocation - Conservative Portfolio

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

YEAR ENDED DECEMBER 31
----------------------
  2004   2003   2002
  ----   ----   ----
  $-0-   $-0-   $-0-

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar") serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. Morningstar is located at 225 West Wacker Drive, Chicago, Illinois 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager, are provided in Appendix D of this SAI.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                AACP-2 Asset Allocation - Conservative Portfolio

ASSET ALLOCATION - GROWTH PORTFOLIO

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the Investment Company Act of 1940.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Asset Allocation - Growth Portfolio paid $21,931 for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser for the portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the past three fiscal years:

  2004       2003       2002
--------   --------   -------
$672,374   $330,661   $37,160

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

  2004       2003       2002
--------   --------   -------
$100,856   $22,316    $17,661

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. TFAI paid the following amounts for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-


                                      ATST
                  AAGRP-1 Asset Allocation - Growth Portfolio

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

YEAR ENDED DECEMBER 31
----------------------
  2004   2003   2002
  ----   ----   ----
  $-0-   $-0-   $-0-

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar") serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. Morningstar is located at 225 West Wacker Drive, Chicago, Illinois 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager, and a description of the conflicts of interest policy applicable to the portfolio construction manager are provided in Appendix D of this SAI.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                   AAGRP-2 Asset Allocation - Growth Portfolio

ASSET ALLOCATION - MODERATE PORTFOLIO

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the Investment Company Act of 1940.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Asset Allocation - Moderate Portfolio paid $46,349 for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004        2003      2002
----------   --------   -------
$1,371,553   $865,559   $90,618

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amount for the last three fiscal years:

  2004       2003      2002
--------   -------   -------
$205,733   $22,316   $17,661

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The expenses paid for the last three fiscal years were as follows:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-


                                      ATST
                 AAMODP-1 Asset Allocation - Moderate Portfolio

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

YEAR ENDED DECEMBER 31
----------------------
  2004   2003   2002
  ----   ----   ----
  $-0-   $-0-   $-0-

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar") serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. Morningstar is located at 225 West Wacker Drive, Chicago, Illinois 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager, and a description of the conflicts of interest policy applicable to the portfolio construction manager are provided in Appendix D of this SAI.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                 AAMODP-2 Asset Allocation - Moderate Portfolio

ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securites Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the Investment Company Act of 1940.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Asset Allocation - Moderate Growth Portfolio paid $48,015 for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004        2003      2002
----------   --------   ------
$1,448,917   $821,288   $89,655

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

  2004       2003      2002
--------   -------   -------
$217,338   $22,316   $17,661

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The expenses paid for the last three fiscal years were as follows:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-


                                      ATST
              AAMGP-1 Asset Allocation - Moderate Growth Portfolio

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

YEAR ENDED DECEMBER 31
----------------------
  2004   2003   2002
  ----   ----   ----
  $-0-   $-0-   $-0-

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar") serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. Morningstar is located at 225 West Wacker Drive, Chicago, Illinois 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager, and a description of the conflicts of interest policy applicable to the portfolio construction manager are provided in Appendix D of this SAI.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
              AAMGP-2 Asset Allocation - Moderate Growth Portfolio

CAPITAL GUARDIAN GLOBAL

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Capital Guardian Global paid $12,255 for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$3,648,808   $2,035,239   $721,721

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three years:

  2004     2003       2002
-------   -------   -------
$54,066   $22,562   $35,610

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.32%. The expenses paid for the last three fiscal years were as follows:

2004   2003   2002
----   ----   ----
$-0-   $-0-    N/A


                                      ATST
                          CGG-1 Capital Guardian Global

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$379,175   $261,886   $231,466

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed approximately $146 billion in investments as of December 31, 2004.

Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees in the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$2,071,431   $1,225,968   $446,781

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                          CGG-2 Capital Guardian Global

CAPITAL GUARDIAN U.S. EQUITY

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Capital Guardian U.S. Equity paid $9,110 in Trustees' fees and expenses for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$2,191,400   $1,503,201   $630,511

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$38,672   $22,316   $32,544

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.01%*. The expenses paid for the last three fiscal years were as follows:


                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

*    On January 1, 2005, the expense cap was lowered from 1.06% to 1.01%.

2004   2003   2002
----   ----   ----
$-0-   $-0-    N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

                              AGGREGATE COMMISSIONS

     YEAR ENDED DECEMBER 31
-------------------------------
  2004       2003        2002
--------   --------    --------
$124,332   $213,169    $209,905

                        AFFILIATED BROKERAGE COMMISSIONS

        YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed approximately $146 billion in investments as of December 31, 2004.

Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2004        2003       2002
----------   --------   --------
$1,235,153   $868,022   $370,889

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

CAPITAL GUARDIAN VALUE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Capital Guardian Value paid $18,033 in Trustees' fees and expenses for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts in fees for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$4,607,544   $3,073,465   $2,055,752

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$83,887   $22,316   $47,850

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.87%*. The expenses paid for the last three fiscal years were as follows:

*    On January 1, 2006, the expense cap was lowered from 0.92% to 0.87%.

2004   2003   2002
----   ----   ----
$-0-   $-0-    N/A


                                      ATST
                          CGV-1 Capital Guardian Value

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$606,060   $474,640   $524,392

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed approximately $146 billion in investments as of December 31, 2004.

Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$2,297,956   $1,664,884   $1,163,947

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                          CGV-2 Capital Guardian Value

CLARION GLOBAL REAL ESTATE SECURITIES (FORMERLY, CLARION REAL ESTATE SECURITIES)

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the Investment Company Act of 1940.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Clarion Global Real Estate Securities paid $8,830 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$2,287,035   $1,306,267   $729,249

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:


                                      ATST
                  CRES-1 Clarion Global Real Estate Securities

  2004      2003      2002
-------   -------   -------
$42,882   $22,316   $30,412

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$660,762   $477,542   $500,383

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER(1)

ING CLARION REAL ESTATE SECURITIES ("CLARION"), located at 259 North Radnor-Chester Road, Suite 205, Radnor, Pennsylvania 19087, serves as sub-adviser for this portfolio.

Clarion serves as sub-adviser for this portoflio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually.

Clarion is a registered investment adviser, and through its predecessors, has been managing investments in real estate securities on behalf of institutional investors since 1984. As of December 31, 2004, Clarion had approximately $2.7 billion in assets under management.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2004        2003       2002
----------   --------   --------
$1,143,518   $653,134   $364,625

(1) Prior to May 1, 2002, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                  CRES-2 Clarion Global Real Estate Securities

FEDERATED GROWTH & INCOME

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio will not purchase securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

(B) The portfolio will not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the Investment Company Act of 1940.

(C) The portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the portfolio will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the portfolio's best interest. From time to time, the portfolio, together with other investment companies advised by affiliates or subsidiaries of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested.

(D) The portfolio will not purchase the securities of any issuer (other than the U.S. Government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

(E) The portfolio will not write call options on securities unless the securities are held in the portfolio's portfolio or unless the portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Federated Growth & Income paid $16,288 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$3,478,822   $3,142,906   $2,662,061

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$69,576   $26,334   $33,944

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary


                                      ATST
                         FGI-1 Federated Growth & Income
charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

     YEAR ENDED DECEMBER 31
--------------------------------
  2004       2003        2002
--------   --------   ----------
$526,361   $904,691   $1,377,331

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA ("FEDERATED"), located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager, and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$1,254,887   $1,142,634   $982,350

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                         FGI-2 Federated Growth & Income

GREAT COMPANIES -- AMERICA(SM)

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

     Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not invest in interest in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Great Companies -- America(SM) paid $9,331 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$2,215,252   $1,961,274   $1,475,175

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

  2004      2003      2002
-------   -------   -------
$42,714   $22,316   $30,412

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.97%.* The following portfolio expenses were paid by TFAI for the last three fiscal years:

*    On January 1, 2006, the expense cap was lowered from 1.00% to 0.97%.

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-


                                      ATST
                       GCA-1 Great Companies - America(SM)

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$198,976   $221,188   $252,177

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

GREAT COMPANIES, L.L.C. ("GREAT COMPANIES"), located at 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2000, as amended. This agreement continues in effect from year to year if approved annually.

Great Companies is a professional investment management firm. James H. Huguet, John R. Kenney and Money Services, Inc. are each a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment adviser.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2004        2003       2002
----------   --------   --------
$1,034,413   $980,637   $737,586

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                       GCA-2 Great Companies - America(SM)

GREAT COMPANIES -- TECHNOLOGY(SM)

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

     Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not invest in interest in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments). Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Great Companies -- Technology(SM) paid $7,644 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$1,711,113   $1,090,536   $343,802

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$32,083   $22,316   $30,412

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.98%*. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with TFAI. TFAI and/or the sub-adviser paid the following amounts for the last three fiscal years:

*    On January 1, 2006, the expense cap was lowered from 1.00% to 0.98%.


                                      ATST
                     GCT-1 Great Companies - Technology(SM)

              2004   2003    2002
              ----   ----   ------
TFAI          $-0-   $-0-   $1,395
Sub-Adviser   $-0-   $-0-   $1,396

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$199,168   $289,969   $168,559

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

GREAT COMPANIES, L.L.C. ("GREAT COMPANIES"), located at 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to Great Companies -- Technology(SM).

The sub-adviser serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement, dated May 1, 2000, as amended. This agreement continues in effect from year to year if approved annually. Great Companies is a professional investment management firm and may be deemed to be an affiliate of TFAI.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

  2004       2003       2002
--------   --------   --------
$855,557   $545,268   $171,902

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                     GCT-2 Great Companies - Technology(SM)

JANUS GROWTH

NON FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and
(ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(C) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(D) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the Investment Company Act of 1940.

(F) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

(G) The portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Janus Growth paid $59,593 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


                                      ATST
                               JGR-1 Janus Growth

   2004          2003           2002
-----------   -----------   -----------
$13,134,938   $11,497,966   $11,379,931

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the previous three fiscal years:

  2004       2003      2002
--------   -------   -------
$246,939   $22,315   $30,412

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.85%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

  2004     2003   2002
--------   ----   ----
$235,774   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
   2004         2003         2002
----------   ----------   ----------
$1,583,392   $1,795,176   $2,647,851

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

JANUS CAPITAL MANAGEMENT LLC ("JANUS") located at 151 Detroit Street, Denver, Colorado 80206-4805, serves as sub-adviser to the portfolio.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated April 3, 2002, as amended, between TFAI and Janus. The agreement continues in effect from year to year if approved annually.

Janus has provided investment management services since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The assets under management for Janus Capital Group, Inc. were $151.5 billion as of December 31, 2004. Janus is a direct subsidiary of Janus Capital Group, Inc., which is a publicly traded holding company with principal operations in asset management businesses.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager, and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$6,553,946   $5,746,592   $5,689,965

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                               JGR-2 Janus Growth

JENNISON GROWTH

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

NOTE: Historical information is derived from the financial history of the predecessor portfolio, Endeavor Jennison Growth Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Jennison Growth paid fees and expenses in the amount of $5,590 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$1,284,927   $1,378,885   $443,244

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$22,675   $22,316   $21,900

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.94%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-    $0     N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


                                      ATST
                             JNGR-1 Jennison Growth

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$281,933   $459,726   $200,840

                        AFFILIATED BROKERAGE COMMISSIONS

         YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

JENNISON ASSOCIATES LLC ("JENNISON"), 466 Lexington Avenue, New York, New York 10017, serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually.

Jennison has served as an investment adviser to investment companies since 1990. Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2004       2003       2002
--------   --------   --------
$755,839   $811,109   $260,732

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                             JNGR-2 Jennison Growth

J.P. MORGAN ENHANCED INDEX

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. J.P. Morgan Enhanced Index paid fees and expenses in the amount of $8,323 for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$1,735,830   $1,461,554   $1,096,337

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$34,717   $22,316   $34,945

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.84%*. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

*    On January 1, 2006, the expense cap was lowered from 0.85% to 0.84%.


                                      ATST
                       JPMEI-1 J.P. Morgan Enhanced Index

2004   2003   2002
----   ----   ----
$-0-   $-0-    N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$171,613   $194,838   $173,942

                        AFFILIATED BROKERAGE COMMISSIONS

        YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ----
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN"), 522 Fifth Avenue, New York, New York 10036, is the portfolio's sub-adviser. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan and its affiliates had approximately $559 billion in assets under management as of December 31, 2004.

J.P. Morgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid for its services in the following amounts for the last three fiscal years:

  2004       2003       2002
--------   --------   --------
$810,054   $682,058   $511,623

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                       JPMEI-2 J.P. Morgan Enhanced Index

J.P. MORGAN MID CAP VALUE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

(B) The portfolio shall not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(C) The portfolio will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading market for the specific security.

(D) The portfolio may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the Investment Company Act of 1940.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. J.P. Morgan Mid Cap Value paid $3,651 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004        2003       2002
----------   --------   --------
$1,162,800   $487,890   $430,785

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

 2004       2003      2002
-------   -------   -------
$20,926   $22,316   $30,412

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2004    2003      2002
----   ------   -------
$-0-   $8,893   $69,385


                                      ATST
                       JPMMCV-1 J.P. Morgan Mid Cap Value

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$310,062   $129,492   $133,928

                        AFFILIATED BROKERAGE COMMISSIONS

        YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER(1)

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN"), 522 Fifth Avenue, New York, New York 10036, is the portfolio's sub-adviser. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan and its affiliates had approximately $559 billion in assets under management as of December 31, 2004.

J.P. Morgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended, between TFAI and J.P. Morgan. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager, and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2004       2003       2002
--------   --------   --------
$451,774   $258,295   $228,062

(1) Prior to May 1, 2004, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                       JPMMCV-2 J.P. Morgan Mid Cap Value

MARSICO GROWTH

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not make short sales of securities, except short sales "against the box."

(C) The portfolio may not invest in companies for the purpose of exercising control or management.

(D) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio's net assets exceed 40,000,000.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Marsico Growth paid $4,777 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to the portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$1,075,045   $1,014,635   $437,259

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003     2002
-------   ------    -------
$20,157   $22,316   $30,412

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2004   2003     2002
----   ----   -------
$-0-   $-0-   $32,059

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                             AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$242,611   $354,226   $179,849


                                      ATST
                             MARGR-1 Marsico Growth

                        AFFILIATED BROKERAGE COMMISSIONS

        YEAR ENDED DECEMBER 31
-------------------------------------
2004    %    2003     %    2002    %
----   ---   ----   ----   ----   ---
$-0-   -0-%  $491   0.14   $-0-   -0-

THE SUB-ADVISER(1)

BANC OF AMERICA CAPITAL MANAGEMENT, LLC ("BACAP"), located at 101 S. Tryon Street, Charlotte, NC 28255, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 5, 2002, as amended, between TFAI and BACAP. The agreement continues in effect from year to year if approved annually. BACAP has subsequently entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2004       2003       2002
--------   --------   --------
$536,036   $507,318   $230,840

(1) Prior to November 1, 2002, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                             MARGR-2 Marsico Growth

MERCURY LARGE CAP VALUE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase on margin or sell short.

(B) The portfolio may not invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

(C) The portfolio may not invest in companies for the purpose of exercising control or management.

(D) The portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

(E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Mercury Large Cap Value paid $14,100 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$3,344,347   $2,523,679   $1,512,137

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$63,292   $22,316   $30,412

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily agreed, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


                                      ATST
                         MLCV-1 Mercury Large Cap Value

                              AGGREGATE COMMISSIONS

       YEAR ENDED DECEMBER 31
----------------------------------
  2004        2003         2002
--------   ----------   ----------
$453,631   $1,591,237   $1,523,023

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER(1)

FUND ASSET MANAGEMENT, L.P., DOING BUSINESS AS MERCURY ADVISORS ("MERCURY"), located at 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended, between TFAI and Mercury. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2004        2003        2002
--------   ----------   --------
$991,694   $1,261,840   $756,068

(1) Prior to May 1, 2004, different firms co-managed this portfolio; information set forth prior to that date has been derived from the prior operating history of those firms.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                         MLCV-2 Mercury Large Cap Value

MFS HIGH YIELD

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. MFS High Yield paid fees and expenses for the fiscal period ended December 31, 2004 in the amount of $23,784.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$5,163,149   $4,058,514   $690,497

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$99,932   $22,721   $36,061

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and


                                      ATST
                             MFSHY-1 MFS High Yield
extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.05%*. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

*    On January 1, 2006, the expense cap was lowered from 1.08% to 1.05%.

2004   2003   2002
----   ----   ----
$-0-    N/A    N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

                             AGGREGATE COMMISSIONS

YEAR ENDED DECEMBER 31
----------------------
   2004    2003   2002
 -------   ----   ----
 $19,281   $158    $2

                        AFFILIATED BROKERAGE COMMISSIONS

      YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

MFS INVESTMENT MANAGEMENT ("MFS"), located at 500 Boylston Street, Boston, Massachusetts 02116, is the portfolio's sub-adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada.

MFS serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager, and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services in the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$2,498,298   $1,963,797   $334,112

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                             MFSHY-2 MFS High Yield

MUNDER NET50

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not sell securities short, except short sales "against the box".

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940, and the rules and regulations thereunder.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Munder Net50 paid $3,155 for the fiscal year ended December 31, 2004.

ADVISORY FEES

The investment adviser is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

  2004       2003       2002
--------   --------   -------
$813,198   $303,343   $76,717

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$13,553   $22,316   $30,412

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2004     2003      2002
----   -------   -------
$-0-   $26,912   $65,620

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
-----------------------------
  2004       2003       2002
--------   --------   -------
$171,275   $184,238   $44,687


                                      ATST
                                MN-1 Munder Net50

                        AFFILIATED BROKERAGE COMMISSIONS

        YEAR ENDED DECEMBER 31
-------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

MUNDER CAPITAL MANAGEMENT ("MUNDER"), located at 480 Pierce Street, Suite 300, Birmingham, Michigan 48009, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2001, as amended, between TFAI and Munder. The agreement continues in effect from year to year if approved annually.

Munder also acts as investment adviser to other mutual funds and has provided such services since 1985.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2004       2003       2002
--------   --------   -------
$448,250   $168,524   $42,621

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                                MN-2 Munder Net50

PIMCO TOTAL RETURN

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the Investment Company Act of 1940, as amended. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts.

(E) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(F) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. PIMCO Total Return paid $22,959 for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$4,748,336   $3,712,598   $765,553

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the previous three fiscal years:

  2004      2003       2002
--------   -------   -------
$101,750   $26,334   $21,193

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.20%. Expenses paid by the investment adviser for the past three fiscal years are as follows:


                                      ATST
                           PIMCO-1 PIMCO Total Return

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

  YEAR ENDED DECEMBER 31
-------------------------
  2004     2003     2002
-------   ------   ------
$17,002   $5,003   $3,418

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually.

PIMCO, a Delaware limited liability company, is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM LP"). Allianz Aktiengesellschaft ("Alliance AG") is the indirect majority owner of ADAM LP. Allianz AG is a European-based, multi-national insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. PIMCO had approximately $464 billion of assets under management as of March 31, 2005.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$1,695,834   $1,325,928   $273,412

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                           PIMCO-2 PIMCO Total Return

SALOMON ALL CAP

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not sell securities short. This restriction shall not apply to transactions involving selling securities "short against the box."

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Salomon All Cap paid $22,620 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$5,127,590   $3,555,425   $2,566,441

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$94,267   $26,334   $33,944

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.90%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

     YEAR ENDED DECEMBER 31(1)
--------------------------------
  2004       2003        2002
--------   --------   ----------
$982,155   $822,534   $4,018,341


                                      ATST
                              SAC-1 Salomon All Cap

                       AFFILIATED BROKERAGE COMMISSIONS(1)

             YEAR ENDED DECEMBER 31
------------------------------------------------
  2004      %    2003(1)     %    2002(1)     %
-------   ----   -------   ----   -------   ----
$13,185   1.34%  $17,620   2.14%  $10,955   0.27%

(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Citigroup Global Markets, Inc. for the fiscal year ended December 31, 2002 was less than 1.00%.

THE SUB-ADVISER

SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM"), located at 300 1st Stamford Place, Stamford, CT 06902, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 1999, as amended, between TFAI and SABAM. The agreement continues in effect from year to year if approved annually.

SABAM was established in 1987 and together with SABAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. It is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$2,542,917   $1,760,638   $1,261,349

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                              SAC-2 Salomon All Cap

SELECT+ AGGRESSIVE

Note: At a meeting held on July 26, 2005, the Board of Trustees approved an Agreement and Plan of Reorganization relating to the reorganization of this portfolio with Asset Allocation - Growth Portfolio, which was completed effective November 1, 2005.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Select+ Aggressive paid $16 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid advisory fees in the following amounts for the last three years.

2004   2003   2002
----   ----   ----
$450   $210    $7

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees to Transamerica Fund Services, Inc., an affiliate of TFAI. This portfolio paid administrative services fees in the following amounts for the last three years:

2004     2003     2002
----   -------   ------
 $68   $22,316   $2,183

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.55%. TFAI paid the following amounts for the last three fiscal years:

 2004       2003     2002
-------   -------   ------
$29,312   $52,999   $5,440


                                      ATST
                           SELAG-1 Select+ Aggressive

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

YEAR ENDED DECEMBER 31
----------------------
  2004   2003   2002
  ----   ----   ----
  $-0-   $-0-   $-0-

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%   N/A   N/A

THE SUB-ADVISER

MORGAN ASSET MANAGEMENT, INC. ("MAM") serves as sub-adviser for this portfolio. MAM is located at 417 North 20th Street #1500, Birmingham, Alabama, 35203. MAM serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 1, 2002, as amended.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager, and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2004   2003   2002
----   ----   ----
$450   $210   $-0-

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                           SELAG-2 Select+ Aggressive

SELECT+ CONSERVATIVE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Note: At a meeting held on July 26, 2005, the Board of Trustees approved an Agreement and Plan of Reorganization relating to the reorganization of this portfolio with Asset Allocation - Conservative Portfolio which was completed effective November 1, 2005.

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Select+ Conservative paid $137 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following advisory fees for the last three years:

 2004     2003    2002
------   ------   -----
$4,036   $2,409    $7

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three years:

2004     2003     2002
----   -------   ------
$605   $22,316   $2,033

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.55%. TFAI paid the following amounts for the last three fiscal years:

  2004      2003     2002
-------   -------   ------
$18,214   $46,789   $5,289


                                      ATST
                          SELCON-1 Select+ Conservative

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

YEAR ENDED DECEMBER 31(1)
-------------------------
    2004   2003   2002
    ----   ----   ----
    $-0-   $-0-   $-0-

                       AFFILIATED BROKERAGE COMMISSIONS(1)

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

MORGAN ASSET MANAGEMENT, INC. ("MAM") serves as sub-adviser for this portfolio. MAM is located at 417 North 20th Street #1500, Birmingham, AL 35203. MAM serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 1, 2002, as amended

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager, and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

 2004     2003    2002
------   ------   ----
$4,035   $2,409   $-0-

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                          SELCON-2 Select+ Conservative

SELECT+ GROWTH & INCOME

Note: At a meeting held on July 26, 2005, the Board of Trustees approved an Agreement and Plan of Reorganization relating to the reorganization of this portfolio with Asset Allocation - Moderate Growth which was completed effective November 1, 2005.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Select+ Growth & Income paid $215 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid advisory fees in the following amounts for the last three years:

 2004     2003    2002
------   ------   ----
$6,354   $3,828    $31

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three years:

2004     2003     2002
----   -------   ------
$953   $22,316   $2,077

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.55%. TFAI paid the following amounts for the last three fiscal years:

  2004      2003     2002
-------   -------   ------
$10,272   $41,693   $5,306


                                      ATST
                        SELGRI-1 Select+ Growth & Income

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

YEAR ENDED DECEMBER 31(1)
-------------------------
    2004   2003   2002
    ----   ----   ----
    $-0-   $-0-   $-0-

                       AFFILIATED BROKERAGE COMMISSIONS(1)

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

MORGAN ASSET MANAGEMENT, INC. ("MAM") serves as sub-adviser for this portfolio. MAM is located at 417 North 20th Street #1500, Birmingham, Alabama 35203. MAM serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 1, 2002, as amended.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager, and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

 2004     2003    2002
------   ------   ----
$6,353   $3,828   $-0-

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                        SELGRI-2 Select+ Growth & Income

T. ROWE PRICE EQUITY INCOME

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. T. Rowe Price Equity Income paid $38,554 in fees and expenses for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$7,965,478   $6,047,586   $2,837,511

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004       2003      2002
--------   -------   -------
$161,042   $22,316   $55,040

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.88%. TFAI paid the following amounts for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-   $-0-    N/A


                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$733,707   $630,190   $401,081

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), 100 East Pratt Street, Baltimore, Maryland 21202, the portfolio's sub-adviser, was founded in 1937. As of June 30, 2005, T. Rowe Price and its affiliates managed over $235.2 billion in investments for more than 8 million individual and institutional investor accounts. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price serves as the portfolio's sub-adviser pursuant to the terms of a sub-advisory agreement dated May 1, 2002, as amended.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager, and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$4,018,199   $3,180,377   $1,418,755

CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that T. Rowe Price Equity Income will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29,
1997).

The funds must comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the portfolios. While the funds do not pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

T. ROWE PRICE GROWTH STOCK

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. T. Rowe Price Growth Stock paid $11,569 in fees and expenses for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser for this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$2,547,192   $2,163,473   $1,710,355

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$48,246   $22,316   $43,314

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.89%. TFAI paid the following amounts for the last three fiscal years:


                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

2004   2003   2002
----   ----   ----
$-0-   $-0-    N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$328,687   $334,897   $359,603

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), located at 100 East Pratt Street, Baltimore, Maryland 21202, the portfolio's sub-adviser, was founded in 1937. As of June 30, 2005, T. Rowe Price and its affiliates managed over $235.2 billion in investments for more than 8 million individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager, and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services in the following amounts for the last three fiscal years:

   2004         2003       2002
----------   ----------   --------
$1,260,630   $1,083,599   $855,177

CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that T. Rowe Price Growth Stock will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29,
1997).

The funds must comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the portfolios. While the funds do not pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to


                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock
operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                         TRPGS-3 T. Rowe Price Growth Stock

T. ROWE PRICE SMALL CAP

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio's net assets exceed $40,000,000.

(B) The portfolio may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value.

(C) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(D) The portfolio may not invest in companies for the purpose of exercising control or management.

(E) The portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

(F) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(G) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(H) The portfolio may not sell securities short, except short sales "against the box."

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. T. Rowe Price Small Cap paid $19,446 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$3,778,520   $2,168,936   $591,964

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:


                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap

  2004      2003      2002
-------   -------   -------
$76,394   $22,316   $30,412

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$652,514   $556,585   $186,110

                        AFFILIATED BROKERAGE COMMISSIONS

         YEAR ENDED DECEMBER 31
-------------------------------------
2004    %     2003    %    2002     %
----   ---    ----   ---   ----   ---
$-0-   -0-%   $-0-   -0-%   $-0-  -0-%

THE SUB-ADVISER

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), located at 100 East Pratt Street, Baltimore, Maryland 21202, the portfolio's sub-adviser, was founded in 1937. As of June 30, 2005, T. Rowe Price and its affiliates managed over $235.2 billion in investments for more than 8 million individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 1999, as amended. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager, and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$1,741,343   $1,013,490   $276,251

CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that T. Rowe Price Small Cap will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve


                                      ATST
                         TRPGS-2 T. Rowe Price Small Cap

Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29,
1997).

The funds must comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the portfolios. While the funds do not pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                         TRPGS-3 T. Rowe Price Small Cap

TEMPLETON GREAT COMPANIES GLOBAL

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

     Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(E) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

(F) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the Investment Company Act of 1940, as amended.

(G) The portfolio may not invest in companies for the purpose of exercising control or management.

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Templeton Great Companies Global paid $22,584 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$4,795,240   $4,881,178   $171,289


                                      ATST
                     TGCG-1 Templeton Great Companies Global

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$94,194   $26,333   $30,412

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with TFAI. TFAI and/or the sub-adviser paid the following amounts for the last three fiscal years:

              2004    2003      2002
              ----   ------   -------
TFAI          $-0-   $3,025   $20,973
Sub-Adviser   $-0-   $3,025   $20,974

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

      YEAR ENDED DECEMBER 31
---------------------------------
   2004         2003        2002
----------   ----------   -------
$1,293,722   $2,420,952   $42,376

                        AFFILIATED BROKERAGE COMMISSIONS

         YEAR ENDED DECEMBER 31
---------------------------------------
2004    %     2003    %     2002    %
----   ----   ----   ----   ----   ----
$-0-   -0-%   $-0-   -0-%   $-0-   -0-%

THE SUB-ADVISERS(1)

GREAT COMPANIES, L.L.C. ("GREAT COMPANIES"), located at 635 Court Street, Suite 100, Clearwater, FL 33756, serves as co-sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended, between TFAI and Great Companies. This agreement continues in effect from year to year if approved annually. Great Companies manages the U.S. equity component of the portfolio.

Great Companies is a professional investment management firm. James H. Huguet, John R. Kenney and Money Services, Inc. are each a controlling minority shareholder of Great Companies. Great Companies is an affiliate of the investment adviser.

TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON"), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended. This agreement also continues in effect from year to year if approved annually. Templeton manages the non-U.S. portion of the portfolio.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-advisers were paid fees for their services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:


                                      ATST
                     TGCG-2 Templeton Great Companies Global

   2004         2003        2002
----------   ----------   -------
$1,343,025   $2,439,755   $85,645

(1) Prior to May 1, 2004, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                     TGCG-3 Templeton Great Companies Global

THIRD AVENUE VALUE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not invest in securities of other investment companies if the portfolio, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the portfolio, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the portfolio) having an aggregate value in excess of 10% of the value of the total assets of the portfolio.

(D) The portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Third Avenue Value paid $17,845 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$4,114,617   $2,770,788   $1,579,372

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$77,149   $22,316   $30,412

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


                                      ATST
                            TAV-1 Third Avenue Value

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003      2002(1)
--------   --------   --------
$456,081   $585,996   $212,849

                        AFFILIATED BROKERAGE COMMISSIONS

                YEAR ENDED DECEMBER 31
-----------------------------------------------------
  2004       %       2003       %       2002       %
--------   -----   --------   -----   --------   ----
$375,203   84.46%  $446,492   76.19%  $181,424   85.24%

(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through M.J. Whitman, Inc. for the fiscal year ended December 31, 2002 was 91.88%.

THE SUB-ADVISER

THIRD AVENUE MANAGEMENT LLC ("THIRD AVENUE"), located at 622 Third Avenue, New York, New York 10017, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated August 8, 2002, as amended. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$2,057,309   $1,385,394   $789,686

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                            TAV-2 Third Avenue Value

TRANSAMERICA BALANCED

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such fund's commitments under outstanding futures contracts positions of that fund's would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

(E) The portfolio may not mortgage or pledge any securities owned or held by a fund in amounts that exceed, in the aggregate, 15% of that fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts.

(F) The portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

(G) The portfolio may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the portfolio's investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such Rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

(I) The portfolio will normally have at least 25% of its total assets invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Balanced paid $2,174 for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


                                      ATST
                           TB-1 Transamerica Balanced

  2004       2003       2002
--------   --------   -------
$510,543   $503,512   $89,019

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

 2004      2003      2002
------   -------   -------
$9,192   $26,334   $21,193

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.40%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with TFAI. TFAI and/or the sub-adviser paid the following amounts for the last three fiscal years:

              2004   2003    2002
              ----   ----   ------
    TFAI      $-0-   $-0-   $9,273
Sub-Adviser   $-0-   $-0-   $9,274

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

   YEAR ENDED DECEMBER 31
---------------------------
  2004      2003      2002
-------   -------   -------
$53,219   $55,353   $19,894

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER(1)

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Balanced. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TFAI is an affiliate of TIM.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004, between TFAI and TIM. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

   2004        2003      2002
----------   --------   -------
$1,525,849   $251,756   $44,510


                                      ATST
                           TB-2 Transamerica Balanced

(1) Prior to May 1, 2004, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                           TB-3 Transamerica Balanced

TRANSAMERICA CONVERTIBLE SECURITIES

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the Investment Company Act of 1940.

(B) The portfolio may not sell securities short, except short sales "against the box" which includes underlying stocks of convertible securities.

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G) The portfolio may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

(H) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Convertible Securities paid $14,169 for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$3,146,341   $2,117,312   $123,543

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

  2004      2003      2002
-------   -------   -------
$58,994   $22,316   $17,661


                                      ATST
                    TCS-1 Transamerica Convertible Securities

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.25%. Expenses paid for the past three fiscal years are as follows:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

   YEAR ENDED DECEMBER 31
----------------------------
  2004      2003       2002
-------   --------   -------
$93,144   $183,871   $28,961

                        AFFILIATED BROKERAGE COMMISSIONS

      YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Convertible Securities. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TFAI is an affiliate of TIM.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TFAI and TIM. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid the following amounts for the past three fiscal years:

   2004         2003        2002
----------   ----------   -------
$1,573,171   $1,058,656   $61,772

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                    TCS-2 Transamerica Convertible Securities

TRANSAMERICA EQUITY

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the Investment Company Act of 1940, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

(D) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(E) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

NOTE: Historical information is derived from the financial history of the portfolio's predecessor Growth Portfolio of the Transamerica Variable Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses to the Trust's Board of Trustees. Transamerica Equity paid $29,463 in fees for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$7,381,698   $3,923,041   $2,035,985

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative service fees in the following amounts for the last three fiscal years:


                                      ATST
                            TE-1 Transamerica Equity

  2004      2003      2002
--------   -------   -------
$148,165   $22,316   $65,323

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.85%. Expenses paid by the investment adviser for the past three fiscal years were:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$922,432   $550,345   $490,034

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Equity. TIM, located at 1150 South Olive Street, Los Angeles, California 90015, is a registered investment advisor that is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm and one of the world's 100 largest public companies.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TFAI and TIM. This agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees in the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$3,431,126   $1,830,752   $950,127

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                            TE-2 Transamerica Equity

TRANSAMERICA EQUITY II

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the Investment Company Act of 1940, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

(D) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(E) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Equity II paid $3,087 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

  2004       2003    2002
--------   -------   ----
$261,316   $703.29   N/A

ADMINISTRATIVE SERVICES FEES

The portfolio pays administrative services fees to Transamerica Fund Services, Inc. The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

 2004     2003   2002
-------   ----   ----
$13,144   $-0-   N/A


                                      ATST
                          TEII-1 Transamerica Equity II

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.30%. Expenses paid by the investment adviser for the past three fiscal years were:

  2004    2003   2002
-------   ----   ----
$52,468   N/A    N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

YEAR ENDED DECEMBER 31
----------------------
   2004    2003   2002
 -------   ----   ----
 $88,309   N/A    N/A

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  N/A    N/A   N/A    N/A

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Equity II. TIM, located at 1150 South Olive Street, Los Angeles, California 90015, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm and one of the world's 100 largest public companies.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated December 30, 2003, as amended, between TFAI and TIM. This agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager, and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2004     2003   2002
--------   ----   ----
$259,920   $-0-   N/A

NOTE: Please refer to the section entitled "Additional Information" for a complete description of the respective topics included above.


                                      ATST
                          TEII-2 Transamerica Equity II

TRANSAMERICA GROWTH OPPORTUNITIES

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the Investment Company Act of 1940, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(D) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

NOTE: Historical information is derived from the financial history of the portfolio's predecessor Small Company Portfolio of Transamerica Variable Life Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Growth Opportunities paid $10,664 in fees for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003        2002
----------   ----------   --------
$2,836,470   $1,483,162   $268,101

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004     2003      2002
-------   -------   -------
$51,776   $22,316   $41,481


                                      ATST
                     TGO-1 Transamerica Growth Opportunities

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.15%. Expenses paid by the investment adviser for the last three fiscal years are as follows:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$585,356   $331,068   $207,782

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Growth Opportunities. TIM, located at 1150 South Olive Street, Los Angeles, California 90015, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TFAI and TIM. This agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The portfolio received fees for its services in the following amounts for the last three fiscal years:

   2004        2003       2002
----------   --------   --------
$1,304,351   $741,581   $134,050

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TRANSAMERICA MONEY MARKET

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(D) The portfolio may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the Investment Company Act of 1940.

(E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in oil, gas or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

Except with respect to borrowing money, if a percentage limitation set forth above in the investment restrictions for each portfolio is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of a portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require a portfolio's investments in foreign securities to meet additional diversification and other requirements.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trustees to the Board. Transamerica Money Market paid $22,556 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$2,323,480   $2,761,148   $1,909,548

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004     2003       2002
-------   -------   -------
$99,578   $22,316   $30,412


                                      ATST
                         TMM-1 Transamerica Money Market

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.57%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSION PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

YEAR ENDED DECEMBER 31
----------------------
  2004   2003   2002
  ----   ----   ----
  $-0-   $-0-   $-0-

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated September 24, 2002, as amended, between TFAI and TIM. The agreement will continue from year to year if approved annually.

TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. The Trust and TIM are affiliates.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2004        2003        2002
--------   ----------   --------
$995,777   $1,183,349   $786,281

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                         TMM-2 Transamerica Money Market

TRANSAMERICA SMALL/MID CAP VALUE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information is derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Small/Mid Cap Value paid $12,998 in fees and expenses for the fiscal period ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$2,928,316   $2,181,357   $2,163,490

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

  2004      2003      2002
-------   -------   -------
$54,906   $22,316   $56,545

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.89%. The portfolio paid expenses in the following amounts for the past three fiscal years:


                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

2004   2003   2002
----   ----   ----
$-0-   $-0-   N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
   2004         2003         2002
----------   ----------   ----------
$1,997,254   $2,906,238   $3,070,280

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER(1)

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Small/Mid Cap Value. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TFAI is an affiliate of TIM.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended, between TFAI and TIM. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager, and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services for the last three fiscal years as follows:

  2004        2003         2002
--------   ----------   ----------
$910,254   $1,022,511   $1,014,137

(1) Prior to May 1, 2004, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value

TRANSAMERICA U.S. GOVERNMENT SECURITIES

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the portfolio's predecessor, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica U.S. Government Securities paid $9,257 fees or expenses for the fiscal period ended December 31, 2004

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$1,641,899   $2,062,595   $1,207,978

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$37,890   $22,316   $32,592

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.63%*. This arrangement commenced on January 1, 2003 The portfolio paid expenses in the following amounts for the past three fiscal years:

2004   2003   2002
----   ----   ----
 --     --    N/A

*    On January 1, 2006, the expense cap was lowered from 0.68% to 0.63%.


                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

YEAR ENDED DECEMBER 31
----------------------
2004   2003     2002
----   ----   -------
$-0-   $-0-    $17,173

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TFAI and TIM. The agreement will continue from year to year if approved annually.

TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TFAI and TIM are affiliates.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for services in the following amounts for the last three fiscal years:

  2004       2003       2002
--------   --------   --------
$378,900   $475,983   $278,764

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

TRANSAMERICA VALUE BALANCED

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets.

(E) The portfolio may not invest in companies for the purpose of exercising control or management.

(F) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Value Balanced paid $12,546 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser for this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$3,269,677   $1,785,021   $1,922,579

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$65,394   $26,334   $33,944

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:


                                      ATST
                        TVB-1 Transamerica Value Balanced

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$425,725   $140,280   $431,272

                        AFFILIATED BROKERAGE COMMISSIONS

       YEAR ENDED DECEMBER 31
-------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 1150 South Olive Street, Los Angeles, California 90015, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm and one of the world's 100 largest public companies. TIM is an affiliate of the Trust. TIM serves as the portfolio's sub-adviser pursuant to a Sub-Advisory Agreement dated December 14, 2001, as amended.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2004        2003       2002
----------   --------   --------
$1,525,849   $833,010   $897,204

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                        TVB-2 Transamerica Value Balanced

VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, T. Rowe Price International Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Van Kampen Active International Allocation paid $7,323 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to the portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the past three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$1,826,346   $1,095,396   $1,009,660

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$30,439   $26,334   $34,336

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.94%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

  2004       2003     2002
--------   --------   ----
$278,455   $214,583   N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


                                      ATST
               VKAIA-1 Van Kampen Active International Allocation

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
-----------------------------
  2004       2003      2002
--------   -------   --------
$105,703   $63,605   $242,065

                        AFFILIATED BROKERAGE COMMISSIONS


       YEAR ENDED DECEMBER 31
-------------------------------------
2004    %    2003    %    2002    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM INC."), located at 1221 Avenue of the Americas, New York, New York 10020, is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name "Van Kampen." As of September 30, 2005, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $429.1 billion.

MSIM Inc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TFAI and MSIM Inc. The agreement will continue in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for services in the following amounts for the past three fiscal years:

  2004       2003       2002
--------   --------   --------
$981,175   $688,554   $640,834

This portfolio was previously managed by another sub-adviser prior to May 1, 2002.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

VAN KAMPEN LARGE CAP CORE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, Endeavor Asset Allocation Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO(1)

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Van Kampen Large Cap Core paid fees and expenses for the fiscal period ended December 31, 2004 in the amount of $8,533.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the past three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$1,759,387   $1,814,845   $1,991,259

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004      2003      2002
-------   -------   -------
$35,188   $26,334   $51,843

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.84%. The investment adviser paid portfolio expenses in the following amounts for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-   $-0-    N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


                                      ATST
                        VKLCC-1 Van Kampen Large Cap Core

                              AGGREGATE COMMISSIONS

    YEAR ENDED DECEMBER 31
------------------------------
  2004       2003       2002
--------   --------   --------
$584,991   $393,361   $518,826

                        AFFILIATED BROKERAGE COMMISSIONS

           YEAR ENDED DECEMBER 31
-------------------------------------------
 2004      %    2003     %     2002      %
------   ----   ----   ----   ------   ----
$2,656   0.45%  $318   0.08%  $5,682   1.10%

THE SUB-ADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM INC."), located at 1221 Avenue of the Americas, New York, New York 10020, is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name "Van Kampen." As of September 30, 2005, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $429.1 billion.

MSIM Inc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TFAI and MSIM Inc. The agreement will continue in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services for the last three fiscal years in the following amounts:

  2004       2003       2002
--------   --------   --------
$372,522   $725,938   $796,496

(1) Effective May 1, 2004, this portfolio adopted a new investment strategy and the name of the portfolio was changed from Van Kampen Asset Allocation to Van Kampen Large Cap Core.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

VAN KAMPEN MID-CAP GROWTH (FORMERLY, VAN KAMPEN EMERGING GROWTH)

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the Investment Company Act of 1940.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Van Kampen Mid-Cap Growth paid $26,160 for the fiscal year ended December 31, 2004.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$5,681,110   $5,623,556   $6,780,019

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2004       2003      2002
--------   -------   -------
$106,521   $22,316   $30,412


                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2006, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The investment adviser paid portfolio expenses in the following amounts for the last three fiscal years:

2004   2003   2002
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                              AGGREGATE COMMISSIONS

       YEAR ENDED DECEMBER 31
------------------------------------
   2004         2003        2002(1)
----------   ----------   ----------
$2,787,605   $3,406,742   $5,137,019

                        AFFILIATED BROKERAGE COMMISSIONS

              YEAR ENDED DECEMBER 31
-------------------------------------------------
  2004       %      2003      %      2002      %
--------   ----   -------   ----   -------   ----
$188,624   6.77%  $45,201   1.33%  $92,736   1.81%

(1) The percentage of the portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Morgan Stanley and Co., Incorporated for the fiscal year ended December 31, 2002 was 2.62%.

THE SUB-ADVISER

VAN KAMPEN ASSET MANAGEMENT ("VKAM"), located at 1221 Avenue of the Americas, New York, NY 10020, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended, between TFAI and VKAM. The agreement continues in effect from year to year if approved annually.

VKAM, is a wholly owned subsidiary of Van Kampen Investments Inc., which, in turn, is an indirect wholly owned subsidiary of Morgan Stanley, a financial services company. As of September 30, 2005, VKAM, together with its affiliated asset management companies, managed assets of approximately $429.1 billion.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager, and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2004         2003         2002
----------   ----------   ----------
$2,840,555   $2,811,778   $3,390,009

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

ADDITIONAL INFORMATION -- ALL PORTFOLIOS

INVESTMENT POLICIES AND STRATEGIES

This section of this SAI further explains policies and strategies utilized by the portfolios of ATST. Please refer to each portfolio's prospectus and investment restrictions for the policies and strategies pertinent to a particular portfolio. Unless otherwise indicated, all limitations applicable to portfolio investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. Unless otherwise noted, a portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the prospectus or this SAI that the investment adviser reasonably believes is compatible with the investment objectives and policies of that portfolio.

(Each portfolio in the Trust also has its own fees and expenses. Please refer to your specific portfolio's information in this SAI for the information concerning your portfolio.)

LENDING

Each portfolio may lend its portfolio securities subject to the restrictions stated in this SAI. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.

State laws and regulations may impose additional limitations on borrowings.

Securities loaned by a portfolio remain subject to fluctuations in market value. A portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A portfolio may also incur expenses in enforcing its rights. If a portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

Some of the portfolios may also lend (or borrow) money to other funds that are managed by their respective sub-adviser, provided such portfolio seeks and obtains permission from the SEC.

BORROWING

Subject to its investment restrictions, each portfolio may borrow money from banks for temporary or emergency purposes. To secure borrowings, a portfolio may not mortgage or pledge its securities in amounts that exceed a certain percentage of its net assets.

The portfolios with a common sub-adviser may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by that sub-adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

Certain portfolios may borrow for investment purposes -- this is called "leveraging." Such portfolio may borrow only from banks, not from other investment companies. There are risks associated with leveraging:

     - If a portfolio's asset coverage drops below 300% of borrowings, the portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

     - Leveraging may exaggerate the effect on net asset value of any increase or decease in the market value of a portfolio's securities.

     - Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

     - A portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit.

     - Either of these requirements would increase the cost of borrowing over the stated interest rate.

SHORT SALES

Each portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In making short sales Jennison Growth is not limited to short sales or against the box.

Federated Growth & Income may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. A short sale means selling a security the portfolio does not own to take advantage of an anticipated decline in the stock's price. Once the portfolio sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the portfolio engage in short sales transactions if it would cause the market value of all of the portfolio's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the portfolio is limited to the lesser of 2% of the value of the portfolio's net assets or 2% of the securities of any class of the issuer. The portfolio may also "sell short against the box," i.e., the portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

RISK FACTORS

LEVERAGE RISKS - Leverage risk is created when an investment exposes a portfolio to a level of risk that exceeds the amount invested. Changes in the value of the investment magnify such portfolio's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

LIQUIDITY RISKS - Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the portfolio's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the portfolio may not be able to sell a security or close out a derivative contract when it wants. If this happens, the portfolio will be required to continue to hold the security or keep the position open, and the portfolio could incur losses. Over-the-counter ("OTC") derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

FOREIGN SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations that are not ordinarily associated with investing in domestic issuers. These considerations include:

- Currency Trading Costs. A portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

- Different Accounting and Reporting Practices. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

- Less Information Available. There is generally less public information available about foreign companies.

- More Difficult Business Negotiations. A portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

- Reduced Liquidity/Increased Volatility. Some foreign securities are less liquid and their prices more volatile than securities of comparable U.S. companies.

- Settlement Delays. Settling foreign securities may take longer than settlements in the U.S.

- Higher Custody Charges. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

- Asset Vulnerability. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a portfolio. Certain countries may also impose limits on the removal of securities or other assets of a portfolio. Interest, dividends and capital gains on foreign securities held by a portfolio may be subject to foreign withholding taxes.

- Political Instability. In some countries, political instability, war or diplomatic developments could affect investments.

These risks may be greater in emerging countries or in countries with limited or emerging markets, In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

At times, a portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the portfolio may be significantly affected by trading on days when policyholders cannot make transactions.

A portfolio may also purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. A portfolio may also invest in American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") and other types of receipts of shares evidencing ownership of the underlying foreign security.

ADRs and ADSs are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs and ADSs that are issued in sponsored and unsponsored programs are generally similar; but the issuers of unsponsored ADRs and ADSs are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the ADRs and ADSs.

FOREIGN EXCHANGE TRANSACTIONS. To the extent a portfolio invests directly in foreign securities, a portfolio may engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.

FOREIGN BANK OBLIGATIONS

A portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.

RISK FACTORS

Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a portfolio has exposure to foreign currencies. These contracts can also be used for other purposes, such as, to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. Furthermore, forward contracts may be used to gain exposure to interest rate differentials between differing market rates. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed-upon rate.

A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. A portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward foreign currency exchange contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to a portfolio's obligations in a segregated account throughout the duration of the contract.

A portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a portfolio may purchase a U.S.-dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S.-dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S.-dollar-denominated security.

RISK FACTORS

Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a portfolio's limitation on investing in illiquid securities.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.

Such portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. Some of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

At the time of settlement, the market value of the security may be more or less than the purchase price. The portfolio bears the risk of such market value fluctuations. These transactions also involve a risk to a portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the portfolio is delayed or prevented from completing the transaction.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to a portfolio's investment restrictions and policies, a portfolio may enter into repurchase or reverse repurchase agreements.

In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. A portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is the policy of the portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by a portfolio's sub-adviser.

In a reverse repurchase agreement, a portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.

Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, the portfolio will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the portfolio for purposes of the Investment Company Act of 1940, as amended. A portfolio will enter into reverse repurchase agreements only with parties that the portfolio's sub-adviser deems creditworthy and that have been reviewed by the Board of Trustees of the Trust.

RISK FACTORS

Repurchase agreements involve the risk that the seller will fail to repurchase the security as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

U.S. GOVERNMENT SECURITIES

Subject to a portfolio's investment restrictions or policies, a portfolio may invest in U.S. Government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that a portfolio may hold include the Federal Housing Administration. Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

NON-INVESTMENT GRADE DEBT SECURITIES

Subject to limitations set forth in a portfolio's investment policies, a portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Corporation ("S&P") (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix B for a description of debt securities ratings.)

Before investing in any lower-grade debt securities, a portfolio's sub-adviser will determine that such investments meet the portfolio's investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each portfolio's investment policies is determined immediately after the portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the portfolio's investment policies.

CONVERTIBLE SECURITIES

Subject to any investment limitations set forth in a portfolio's policies or investment restrictions, a portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

DECS ("Dividend Enhanced Convertible Stock," or "Debt Exchangeable for Common Stock" when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS ("Preferred Equity Redeemable Stock," converts into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.

Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio's investment in non-convertible debt securities.

INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each portfolio's investment restrictions and policies:

FUTURES CONTRACTS. A portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a portfolio will incur brokerage fees when it buys or sells futures contracts.

When a portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a portfolio's securities or the prices of securities which the portfolio is considering buying at a later date. Futures may also be used for managing a portfolio's exposure to change in securities prices and foreign currencies, as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.

The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM's other customers. The portfolio's sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

Although a portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the portfolio's open futures obligations, the segregated assets would be available to the portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the portfolio and thereby preventing a portfolio's net asset value from declining as much as it otherwise would have. A portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique that allows a portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the portfolio could buy equity securities on the cash market. To the extent a portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the portfolio with respect to the futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio's sub-adviser still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each portfolio's sub-adviser believes that use of such contracts can benefit a portfolio, if the sub- adviser's investment judgment is incorrect, a portfolio's overall performance could be worse than if the portfolio had not entered into futures contracts. For example, if a portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the portfolio and prices increase instead, the portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the portfolio's futures positions. In addition, if the portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a portfolio will not match exactly the portfolio's current or potential investments. A portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the portfolio's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the portfolio's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

Each portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that a portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the portfolio's net assets.

OPTIONS ON FUTURES CONTRACTS. A portfolio may buy and write options on futures contracts. An option on a futures contract gives the portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual update page securities. See "Options on Securities." Transactions in options on futures contracts generally will be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the portfolio's securities or the process of securities which the portfolio is considering buying at a later date. A portfolio may also enter into such transactions for non-hedging purposes (e.g., modify exposure to various currency markets).

The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the portfolio is considering buying. If a call or put option a portfolio has written is exercised, the portfolio will incur loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and change in the value of the futures positions, a portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a portfolio may buy a put option on a futures contract to attempt to hedge the portfolio's securities against the risk of falling prices.

The amount of risk a portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies or to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio's assets.

A portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in or exposed to fluctuations in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

Additionally, when a portfolio's sub-adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or when the portfolio's sub-adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

A portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

In any of the above circumstances, a portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when a portfolio's sub-adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated ("cross-hedge"). For example, if a portfolio's sub-adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the portfolio's assets denominated in that currency) in exchange for another currency that the sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio's currency exposure from one foreign currency to another removes the portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio's sub-adviser's projection of future exchange rates is inaccurate.

A portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing, and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a portfolio's ability to utilize forward contracts in the manner set forth in the prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio's assets.

Also, with regard to a portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio's assets that are subject of the cross-hedging transactions are denominated.

OPTIONS ON FOREIGN CURRENCIES. A portfolio may buy put and call options and may write covered put and call options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a portfolio may buy put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a portfolio's option position, the portfolio could sustain losses on transactions in foreign currency options which would require that the portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the portfolio in cash or high-grade liquid assets in a segregated account with the Trust's custodian.

A portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

A portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the portfolio is permitted to invest directly. A portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the portfolio's sub-adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the portfolio's obligations under an option written by the portfolio, as the case may be, will be subject to the portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the portfolio to effect an offsetting transaction at the time when the portfolio's sub-adviser believes it would be advantageous for the portfolio to do so.

OPTIONS ON SECURITIES. In an effort to protect the value of portfolio securities or to enhance returns, a portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over the counter. A portfolio may write and buy options on the same types of securities that the portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a portfolio's writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a portfolio is "covered" if the portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a portfolio is "covered" if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

A portfolio collateralizes its obligation under a written call option by segregating with its custodian cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily.

If a put or call option written by a portfolio were exercised, the portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a portfolio desires to sell a particular security on which the portfolio has written a call option, the portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a portfolio would have to exercise the options in order to realize any profit. If a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event, the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A portfolio may write options in connection with buy-and-write transactions; that is, a portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the portfolio may elect to close the position or take delivery of the security at the exercise price and a portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may buy call options to attempt to hedge against an increase in the price of securities that the portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option; and unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.

In purchasing an option, a portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a portfolio were permitted to expire without being sold or exercised, the portfolio would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a portfolio's investments from interest rate or currency exchange rate fluctuations, a portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. A portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date. A portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets into which they are entered. A portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Trust's custodian. If a portfolio enters into an interest rate swap on other than a net basis, the portfolio would segregate assets in the full amount accrued on a daily basis of the portfolio's obligations with respect to the swap. A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreements related to the transaction.

For purposes of applying a portfolio's investment policies and restrictions (as stated in the prospectuses and this SAI), swap agreements are generally valued by the portfolios at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate with the custodian cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the portfolio's obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in each portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that the portfolio contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each portfolio's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A sub-adviser may use these opportunities to the extent they are consistent with each portfolio's respective investment objective and are permitted by each portfolio's respective investment limitations and applicable regulatory requirements.

SUPRANATIONAL AGENCIES. A portfolio may invest up to 25% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered government securities and are not supported, directly or indirectly, by the U.S. Government.

INDEX OPTIONS. In seeking to hedge all or a portion of its investments, a portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the portfolios. The portfolios with such option writing authority may write only covered options. A portfolio may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or a board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than (in the case of a call) or less than, (in the case of a put) the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a portfolio of options on securities indices is subject to the sub-adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a portfolio engage in such a transaction.

WEBS AND OTHER INDEX-RELATED SECURITIES. A portfolio may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of equity securities that seeks to track the performance of an underlying index or a portion of an index. Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value. A portfolio may invest in shares in an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. A portfolio also may invest in the CountryBaskets Index Fund, Inc. or another fund the shares of which are the substantial equivalent of WEBS. A portfolio may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the underlying index of the SPDR. A portfolio investing in a SPDR would be entitled to the dividends that accrue to the underlying index stocks in the underlying portfolio, less trust expenses.

A portfolio may invest in DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average) and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded noon-financial companies listed on the Nasdaq Stock Market).

Index-related securities may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an index-related security is priced more attractively than securities in the underlying index. Because the expense associated with an investment in index-related securities may be substantially lower than the expenses of small investments directly in the securities comprising the indices they seek to track, investments in index-related securities may provide a cost-effective means of diversifying a portfolio's assets across a broad range of equity securities.

The prices of index-related securities are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an index-related security is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instrument is based on a basket of stocks. The market prices of index-related securities are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an index-related security could adversely affect the liquidity and value of the shares of the portfolio.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, securities indices, and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a portfolio as the possible loss of the entire premium paid for an option bought by the portfolio, the inability of the portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a portfolio will be able to use those instruments effectively for the purposes set forth above.

In connection with certain of its hedging transactions, assets must be segregated with the Trust's custodian bank to ensure that the portfolio will be able to meet its obligations under these instruments (alternatively, liquid assets may be earmarked on the Trust's records). Assets held in a segregated account generally may not be disposed of for as long as the portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the portfolio's assets could impede implementation of the portfolio's investment policies or the portfolio's ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits; and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to any limitations set forth in the policies and investment restrictions for a portfolio, a portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, each portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio's expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

WARRANTS AND RIGHTS

Subject to its investment limitations, a portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

MORTGAGE-BACKED SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities' weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the portfolios' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the portfolios take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

ASSET-BACKED SECURITIES

Subject to a portfolio's investment restrictions and policies, asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments that shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.

PASS-THROUGH SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.

OTHER INCOME PRODUCING SECURITIES

Subject to each portfolio's investment restrictions and policies, other types of income-producing securities that a portfolio may purchase include, but are not limited to, the following types of securities:

VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

STANDBY COMMITMENTS. These instruments, which are similar to a put, give a portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the portfolio at a specified price.

TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

INVERSE FLOATERS. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. A portfolio will not invest more than 5% of its assets in inverse floaters.

A portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A regarding income-producing securities in which a portfolio may invest.)

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a portfolio may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the Securities Act of 1933, as amended, established a "safe harbor" from the registration requirements of the Securities Act of 1933, as amended, for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Trust's Board of Trustees has authorized each portfolio's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the portfolio's sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The portfolio may be restricted in its ability to sell such securities at a time when a portfolio's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

OTHER INVESTMENT COMPANIES

In accordance with certain provisions of the Investment Company Act of 1940, as amended, certain portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of investment companies. The Investment Company Act of 1940, as amended also provides that a portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the portfolio. However, if Janus Growth invests in a Janus money market fund, Janus Capital will remit to such portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the portfolio's assets.

BANK AND THRIFT OBLIGATIONS

Bank and thrift obligations in which a portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Bank and thrift obligations in which the portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to federal examination and to a substantial body of Federal law regulation. As a result of federal and state laws and regulations, federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

A portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the federal insurance coverage of the obligation, presently $100,000.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income-producing real estate, or real-estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

RISK FACTORS

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; overbuilding; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing" below.)

VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.

In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

RISK FACTORS

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

DEBT SECURITIES AND FIXED-INCOME INVESTING

Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; "strips"; structured notes; pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the portfolio owns "debt" and becomes a creditor to the company or government.

Consistent with each portfolio's investment policies, a portfolio may invest in fixed income instruments, which include securities issued by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The portfolios may invest in derivatives based on fixed income instruments.

Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A portfolio may vary the average maturity of its portfolio of debt securities based on the sub-adviser's analysis of interest rate trends and factors.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix B for a description of debt securities ratings.)

RISK FACTORS

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.

Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the portfolio's share price will depend upon the extent of the portfolio's investment in such securities.

STRUCTURED NOTES

The values of the structured notes in which a portfolio may invest are linked to equity securities or equity indices ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

RISK FACTORS

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero; and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix B for a description of debt securities rating.)

RISK FACTORS

The value of lower-quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher-quality securities. Conversely, the value of higher-quality securities may be more sensitive to interest rate movements than lower-rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher-quality investment.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower-quality securities is generally less liquid than the market for higher-quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower-quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher-quality securities.

TRADE CLAIMS

Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

RISK FACTORS

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities that generally do not pay interest, and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

BRADY BONDS

Subject to its investment policies and restrictions, a portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S.-dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COLLATERALIZED MORTGAGE OBLIGATIONS

Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. Generally, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or maybe collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a Portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.

COLLATERALIZED DEBT OBLIGATIONS

A portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below-investment-grade, fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a portfolio as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and a portfolio's prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

DOLLAR ROLL TRANSACTIONS

A portfolio may enter into "dollar roll" transactions, which consist of the sale by the portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.

A portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. (The Transamerica U.S. Government Securities Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.)

Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended, as borrowings of a portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a portfolio. For example, while a portfolio receives a fee as consideration for agreeing to repurchase the security, the portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a portfolio, thereby effectively charging the portfolio interest on its borrowing. Further, although a portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a portfolio is able to purchase them. Similarly, the portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a portfolio, the security that the portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EXCHANGE TRADED FUNDS ("ETFS")

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

HYBRID INSTRUMENTS

Subject to its investment restrictions and strategies, a portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.

INDEXED SECURITIES

A portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short-to intermediate-term, fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS

Subject to its investment restrictions and strategies, a portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. A portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date. A portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the investment advisers to the portfolios and the Trust believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended, and, accordingly, will not treat them as being subject to its borrowing restrictions. A portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.

MUNICIPAL FIXED-INCOME SECURITIES

Subject to its investment restrictions and strategies, a portfolio may invest in municipal bonds of any state, territory or possession of the United States ("U.S."), including the District of Columbia. The portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.

Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt. Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the portfolio. Neither event would require the portfolio to sell the bond, but the portfolio's investment adviser would consider such events in determining whether the portfolio should continue to hold it.

The ability of the portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the portfolio's investment objectives and policies.

NON-MORTGAGE ASSET-BACKED SECURITIES

Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

PASSIVE FOREIGN INVESTMENT COMPANIES

A portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The portfolio will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

PREFERRED STOCKS

A portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or non-participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed; and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

LOAN PARTICIPATIONS

Certain portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the portfolio has direct recourse against the corporate borrower, the portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the portfolio were determined to be subject to the claims of the agent bank's general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the portfolio bears a substantial risk of losing the entire amount invested.

The portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the portfolio and the corporate borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the portfolio currently intend to treat indebtedness for which there is no readily available markets as illiquid for purposes of the portfolio's limitation or illiquid investments. Investments in loan participations are considered to debt obligations for purposes of the portfolio's investment restrictions relating to the lending of funds or assets by the portfolio.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the portfolio. For example, if a loan is foreclosed, the portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on the sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

CREDIT DEFAULT SWAPS

Certain portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

EVENT-LINKED BONDS

Certain portfolios may invest up to 5% of its net assets in "event-linked bonds," which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Trust is governed by a Board of Trustees. Subject to the supervision of the Board of Trustees, the assets of each portfolio are managed by an investment adviser and sub-advisers, and the respective portfolio managers. The Board of Trustees is responsible for managing the business and affairs of the Trust and oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and Officers of the Trust is as follows:

INDEPENDENT TRUSTEES

                                            TERM OF OFFICE AND                                      NUMBER OF FUNDS
                                              LENGTH OF TIME      PRINCIPAL OCCUPATION(S) DURING       IN COMPLEX         OTHER
   NAME, ADDRESS AND AGE        POSITION          SERVED*                  PAST 5 YEARS                 OVERSEEN       TRUSTEESHIPS
   ---------------------        --------    ------------------    ------------------------------    ---------------    ------------
Peter R. Brown               Chairman,      Indefinite**        Chairman & Trustee, TA IDEX (1986          88              N/A
8323 40th Place North        Trustee        1986 - present      - present); Chairman (2003 -
St. Petersburg, FL 33709                                        present) & Director (2002 -
(DOB: 5/10/28)                                                  present), TIS; Chairman &
                                                                Director, TIF (2002 - 2004);
                                                                Chairman of the Board, Peter Brown
                                                                Construction Company (1963 -
                                                                2000); Rear Admiral (Ret.) U.S.
                                                                Navy Reserve, Civil Engineer
                                                                Corps.

Charles C. Harris            Trustee        Indefinite**        Trustee, TA IDEX (1994 - present);         88              N/A
2840 West Bay Drive, #215                   1986 -  present     Director, TIS (2002 - present)
Belleair Bluffs, FL 33770
(DOB: 7/15/30)

Russell A. Kimball, Jr.      Trustee        Indefinite**        Trustee, TA IDEX (2002 - present);         88              N/A
1160 Gulf Boulevard                         1986 - present      Director, TIS (2002 - present);
Clearwater Beach, FL 34630                                      General Manager, Sheraton Sand Key
(DOB: 8/17/44)                                                  Resort (1975 - present)

William W. Short, Jr.        Trustee        Indefinite**        Trustee, TA IDEX (1986 - present);         88              N/A
7882 Lantana Creek Road                     2000 - present      Director, TIS (2002 - present);
Largo, FL 33777                                                 Retired CEO and Chairman of the
(DOB: 2/25/36)                                                  Board, Shorts, Inc.

Daniel Calabria              Trustee        Indefinite**        Trustee, TA IDEX (1996 - present);         88              N/A
7068 S. Shore Drive S.                      2001 - present      Director, TIS (2002 - present);
South Pasadena, FL 33707                                        Trustee (1993 - 2004) & President
(DOB: 3/5/36)                                                   (1993-1995), Florida Tax Free
                                                                Funds

Janice B. Case               Trustee        Indefinite**        Trustee, TA IDEX (2002 - present);         88        Central Vermont
205 Palm Island NW                          2001 - present      Director, TIS (2002 - present);                      Public Service
Clearwater, FL 33767                                            Director, Central Vermont Public                     Co.
(DOB: 9/27/52)                                                  Service Co. (Audit Committee);
                                                                Director, Western Electricity
                                                                Coordinating Council (Chairman,
                                                                Human Resources and Compensation
                                                                Committee); Senior Vice President
                                                                (1996 - 2000), Vice President
                                                                (1990 - 1996), Director of
                                                                Customer Service & Marketing (1987
                                                                - 1990), Florida Power Corporation

Leo J. Hill                  Trustee        Indefinite**        Trustee, TA IDEX (2002 - present);         88              N/A
7922 Bayou Club Blvd.                       2001 - present      Director, TIS (2002 - present);
Largo, FL 33777                                                 Owner & President, Prestige
(DOB: 3/27/56)                                                  Automotive Group (2001 - 2005)

John W. Waechter             Trustee        Indefinite**        Trustee, TA IDEX (2005 - present);         88              N/A
3913 Bayview Circle                         2004 - present      Director, TIS (2004 - present);
Gulfport, FL 33707                                              Executive Vice President, Chief
(DOB: 2/25/52)                                                  Financial Officer, Chief
                                                                Compliance Officer, William R.
                                                                Hough & Co. (1979 - 2004);
                                                                Treasurer, The Hough Group of
                                                                Funds (1993 - 2004)

INTERESTED TRUSTEES:**

                                                                                                    NUMBER OF FUNDS
                                              LENGTH OF TIME      PRINCIPAL OCCUPATION(S) DURING       IN COMPLEX         OTHER
   NAME, ADDRESS AND AGE        POSITION          SERVED*                  PAST 5 YEARS                 OVERSEEN       TRUSTEESHIPS
   ---------------------        --------      --------------      ------------------------------    ---------------    ------------
Thomas P. O'Neill***         Trustee        Indefinite**        President, AEGON Financial                 88              N/A
AEGON USA, Inc.                             2003 - present      Services Group, Inc., Financial
1111 North Charles Street                                       Institution Division (2001 -
Baltimore, MD 21201-5574                                        present); Trustee, Transamerica
(DOB: 3/11/58)                                                  IDEX Mutual Funds (TA IDEX) (2003
                                                                - present); Director, Transamerica
                                                                Income Shares, Inc. (TIS) (2003 -
                                                                present) & Transamerica Index
                                                                Funds, Inc. (TIF) (2004 - 2004);
                                                                Director, National Aquarium of
                                                                Baltimore

Brian C. Scott***            Trustee,       Indefinite**        Trustee (2003 - present),                  88              N/A
Transamerica Fund Advisors,  President &    Trustee             President & CEO (2002 - present),
Inc.                         Chief          2003 - present;     TA IDEX; Director, TIS (2006 -
570 Carillon Parkway         Executive      President, CEO      present) (2002 - 2005); President
St. Petersburg, FL 33716     Officer (CEO)  2002 - present      & Director, TIF (2002 - 2004);
(DOB: 9/29/43)                                                  Manager, Transamerica Investment
                                                                Management (2002-2005); Director
                                                                (2002 - present), CEO & President
                                                                (2001 - present), Transamerica
                                                                Fund Advisors, Inc. (TFAI) &
                                                                Transamerica Fund Services, Inc.
                                                                (TFS); CEO, Transamerica
                                                                Investors, Inc. (TII) (2003 -
                                                                present); Director, President &
                                                                CEO, Endeavor Management Co. (2001
                                                                - 2002)

* Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified, or (2) a Trustee resigns or his or her term as a Trustee is terminated in accordance with the Trust's by-laws.

** May be deemed as "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended due to employment with an affiliate of TFAI.

OFFICERS:

                                                         TERM OF OFFICE AND
                                                           LENGTH OF TIME
NAME, ADDRESS* AND AGE            POSITION                    SERVED**         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------            --------               ------------------    -------------------------------------------
John K. Carter          Senior Vice President, Chief  From 1999 - present      Sr. Vice President, General Counsel,
(DOB 4/24/61)           Compliance Officer, General                            Secretary & Chief Compliance Officer, TA
                        Counsel & Secretary                                    IDEX & TIS (1999 - present); Director, Sr.
                                                                               Vice President, General Counsel, &
                                                                               Secretary, TFAI & TFS (2001 - present);
                                                                               Chief Compliance Officer, TFAI
                                                                               (2004-present); Vice President, AFSG
                                                                               Securities Corporation (AFSG) (2001 -
                                                                               present); Vice President, Secretary & Chief
                                                                               Compliance Officer, TII; Vice President,
                                                                               Transamerica Investment Services, Inc.
                                                                               (TISI) and TIM (2003 - present)

Glenn Brightman         Vice President & Principal    From May 2005 - present  Vice President & Principal Financial
(DOB 12/01/72)          Financial Officer                                      Officer, TA IDEX and TISI (2005 - present)

* The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of ATST except for the Chief Compliance Officer receives any compensation from ATST.

** Elected and serves at the pleasure of the Board of Trustees of AEGON/Transamerica Series Trust.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to a portfolio's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Compensation Committee, Valuation Oversight Committee, Proxy Voting Committee, Governance Committee, and Contract Review Committee.

The Nominating Committee will consider nominees for independent Trustees as recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust's Secretary and must be received by December 31, 2005.

                                                                                           NUMBER
                                                                                             OF
                                                                                          MEETINGS
                                                                                        HELD DURING
                                                                                            LAST
     COMMITTEE                        FUNCTIONS                         MEMBERS         FISCAL YEAR
     ---------                        ---------                         -------         -----------
AUDIT                  Review the financial reporting process,   John Waechter,              5
                       the system of internal control, the       Chairperson; Janice
                       audit process, and the Trust's process    B. Case; Leo J.
                       for monitoring compliance with            Hill; Russell A.
                       investment restrictions and applicable    Kimball, Jr.;
                       laws and the Trust's Code of Ethics.      Charles Harris;
                                                                 Daniel Calabria;
                                                                 William W. Short,
                                                                 Jr.; Peter Brown

NOMINATING             The Nominating Committee operates under   Peter Brown,                2
                       a written charter. The Nominating         Chairperson; Daniel
                       Committee nominates and evaluates         Calabria; Charles
                       Independent Trustee candidates. The       Harris; Russell A.
                       Nominating Committee meets                Kimball, Jr.;
                       periodically, as necessary, and met       William W. Short,
                       twice during Trust's most recently        Jr.
                       completed fiscal year. While the
                       Nominating Committee is solely
                       responsible for the selection and
                       nomination of potential candidates to
                       serve on the Board, the Nominating
                       Committee may consider nominations from
                       shareholders of the portfolios.
                       Shareholders may submit for the
                       Nominating Committee's consideration,
                       recommendations regarding potential
                       nominees for service on the Board. Each
                       eligible shareholder or shareholder
                       group may submit no more than one
                       nominee each calendar year.

                       In order for the Nominating Committee
                       to consider shareholder submissions,
                       the following requirements, among
                       others, must be satisfied regarding the
                       nominee: the nominee must satisfy all
                       qualifications provided in Fund
                       organizational documents, including
                       qualification as a possible Independent
                       Trustee if the nominee is to serve in
                       that capacity; the nominee may not be
                       the nominating shareholder, a member of
                       the nominating shareholder group or a
                       member of the immediate family of the
                       nominating shareholder or any member of
                       the nominating shareholder group;
                       neither the nominee nor any member of
                       the nominee's immediate family may be
                       currently employed or employed within
                       the year prior to the nomination by any
                       nominating shareholder entity or entity
                       in a nominating shareholder group;
                       neither the nominee nor any immediate
                       family member of the nominee is
                       permitted to have accepted directly or
                       indirectly, during the year of the
                       election for which the nominee's name
                       was submitted, during the immediately

                       preceding calendar year, or during the
                       year when the nominee's name was
                       submitted, any consulting, advisory, or
                       other compensatory fee from the
                       nominating shareholder or any member of
                       a nominating shareholder group; the
                       nominee may not be an executive
                       officer, director/trustee or person
                       fulfilling similar functions of the
                       nominating shareholder or any member of
                       the nominating shareholder group, or of
                       an affiliate of the nominating
                       shareholder or any such member of the
                       nominating shareholder group; the
                       nominee may not control the nominating
                       shareholder or any member of the
                       nominating shareholder group (or, in
                       the case of a holder or member that is
                       a fund, an interested person of such
                       holder or member as defined by Section
                       2(a)(19) of the Investment Company Act
                       of 1940, as amended); and a shareholder
                       or shareholder group may not submit for
                       consideration a nominee which has
                       previously been considered by the
                       Nominating Committee.

                       In addition, in order for the
                       Nominating Committee to consider
                       shareholder submissions, the following
                       requirements must be satisfied
                       regarding the shareholder or
                       shareholder group submitting the
                       proposed nominee: any shareholder or
                       shareholder group submitting a proposed
                       nominee must beneficially own, either
                       individually or in the aggregate, more
                       than 5% of a Fund's (or a series
                       thereof) securities that are eligible
                       to vote both at the time of submission
                       of the nominee and at the time of the
                       Board member election (each of the
                       securities used for purposes of
                       calculating this ownership must have
                       been held continuously for at least two
                       years as of the date of the
                       nomination); in addition, such
                       securities must continue to be held
                       through the date of the meeting and the
                       nominating shareholder or shareholder
                       group must also bear the economic risk
                       of the investment; and the nominating
                       shareholder or shareholder group must
                       also submit a certification which
                       provides the number of shares which the
                       person or group has (a) sole power to
                       vote or direct the vote, (b) shared
                       power to vote or direct the vote, (c)
                       sole power to dispose or direct the
                       disposition of such shares, and (d)
                       shared power to dispose or direct the
                       disposition of such shares (in addition
                       the certification shall provide that
                       the shares have been held continuously
                       for at least two years).

                       In assessing the qualifications of a
                       potential candidate for membership on
                       the Board, the Nominating Committee may
                       consider the candidate's potential
                       contribution to the operation of the
                       Board and its committees, and such
                       other factors as it may deem relevant.

COMPENSATION           Reviews compensation arrangements for     Janice B. Case;             1
                       each Trustee                              Charles Harris,
                                                                 Co-Chairs; Peter
                                                                 Brown; Daniel
                                                                 Calabria; Russell A.
                                                                 Kimball, Jr.; Leo J.
                                                                 Hill; William W.
                                                                 Short, Jr.; John W.

                                                                 Waechter

VALUATION OVERSIGHT    Oversee the process by which the funds    Leo J. Hill,                3
                       calculate their net asset value to        Chairperson; Charles
                       verify consistency with the funds'        Harris; William W.
                       valuation policies and procedures,        Short, Jr.
                       industry guidance, interpretative
                       positions issued by the Securities and
                       Exchange Commission and its staff, and
                       industry best practices.

PROXY VOTING           Provides the Trust's consent to vote in   Russell A. Kimball,         2
                       matters where the Adviser or              Jr., Chairperson;
                       Sub-Adviser seeks such consent because    William W. Short,
                       of a conflict of interest that arises     Jr.; Leo J. Hill
                       in connection with a particular vote,
                       or for other reasons. The Proxy
                       Committee also may review the Adviser's
                       and each Sub-Adviser's proxy voting
                       policies and procedures in lieu of
                       submission of the policies and
                       procedures to the entire Board for
                       approval.

GOVERNANCE             Provide oversight responsibilities and    Daniel Calabria,            1
                       monitor certain issues, in consultation   Chairperson; William
                       with the Chief Compliance Officer and     W. Short, Jr.;
                       independent Trustees' counsel, that       Russell A Kimball,
                       affect the duties of independent          Jr.; Leo J. Hill
                       members of the Board.

CONTRACT REVIEW        Reviews contracts between or among the    Russell A. Kimball,         2
                       funds and their service providers.        Jr., Chairperson;
                       Oversight responsibilities for the        Daniel Calabria;
                       process of evaluating new contracts,      Janice B. Case
                       reviewing existing contracts on a
                       periodic basis and make recommendations
                       to the Board with respect to any
                       contracts affecting the funds.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The Trustees of the Trust do not beneficially own shares of any portfolio of the Trust, except as set forth in the following table:

                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                  DOLLAR RANGE OF        COMPANIES OVERSEEN BY
                                  EQUITY SECURITIES      TRUSTEE IN FAMILY OF
      NAME OF TRUSTEE            IN THE PORTFOLIOS*      INVESTMENT COMPANIES
      ---------------            ------------------   --------------------------
Peter R. Brown ...............      Over $100,000           Over $100,000
Daniel Calabria ..............      Over $100,000           Over $100,000
Janice B. Case ...............      Over $100,000           Over $100,000
Charles C. Harris ............      Over $100,000           Over $100,000
Leo J. Hill ..................      Over $100,000           Over $100,000
Russell A. Kimball, Jr .......      Over $100,000           Over $100,000
Thomas P. O'Neill** ..........                -0-                     -0-
Brian C. Scott** .............      Under 100,000           Under 100,000
William W. Short, Jr .........      Over $100,000           Over $100,000
John W. Waechter .............      Over $100,000           Over $100,000

*    As of December 31, 2004.

** Interested Trustees as defined in the Investment Company Act of 1940, as amended due to employment with an TFAI affiliate.

CONFLICTS OF INTEREST

The following table sets forth information about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family representing interests in the Investment Adviser, Sub-Advisers or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.

                              NAME OF OWNERS AND                                    VALUE OF
    NAME OF TRUSTEE        RELATIONSHIPS TO TRUSTEE    COMPANY    TITLE OF CLASS   SECURITIES*   PERCENT OF CLASS
    ---------------       -------------------------   ---------   --------------   -----------   ----------------
Peter R. Brown            Marina D. Brown, Spouse     TA IDEX**         A          $1-$10,000      Less than 1%
Charles C. Harris         Mary A. Harris, Spouse      TA IDEX**         T          $1-$10,000      Less than 1%
Russell A. Kimball, Jr.   Martha A. Kimball, Spouse   N/A              N/A             N/A              N/A
William W. Short, Jr.     Joyce J. Short, Spouse      TA IDEX**         A          $1-$10,000      Less then 1%
Daniel Calabria           N/A                         N/A              N/A             N/A              N/A
Janice B. Case            N/A                         N/A              N/A             N/A              N/A
Leo J. Hill               N/A                         N/A              N/A             N/A              N/A
John W. Waechter          N/A                         N/A              N/A             N/A              N/A

*    As of December 31, 2004.

**   TA IDEX is an affiliate of ATST, TFAI and AFSG.

                               COMPENSATION TABLE

                                                        PENSION OR                                TOTAL
                                                        RETIREMENT                            COMPENSATION
                                      AGGREGATE     BENEFITS ACCRUED    ESTIMATED ANNUAL     FROM TRUST AND
         NAME OF PERSON,             COMPENSATION    AS PART OF TRUST     BENEFITS UPON       FUND COMPLEX
             POSITION               FROM TRUST(1)      EXPENSES(2)         RETIREMENT      PAID TO TRUSTEE(3)
         ---------------            -------------   -----------------   ----------------   ------------------
Peter R. Brown, Trustee, Chairman    $101,000.00                               N/A             $172,000.00
Daniel Calabria, Trustee             $ 82,000.00                               N/A             $134,000.00
Charles C. Harris, Trustee           $ 91,000.00                               N/A             $152,000.00
William W. Short, Jr., Trustee       $ 91,000.00                               N/A             $152,000.00
Janice B. Case, Trustee              $ 82,000.00                               N/A             $143,000.00
Russell A. Kimball, Jr., Trustee     $ 85,500.00                               N/A             $129,000.00
Leo J. Hill, Trustee                 $ 91,000.00                               N/A             $143,000.00
John W. Waechter, Trustee            $ 39,000.00                               N/A             $ 39,000.00

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended December 31, 2004 were as follows: Peter Brown $0; Daniel Calabria $100,500.00; Charles Harris $30,400.00; William Short $-0-; Janice Case $-0-; Russell Kimball $129,000.00; and Leo Hill $42,900.00.

(2)  The plan became effective January 1, 1996.

(3) A fund complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the Trust. Under the Plan, compensation may be deferred that would otherwise be payable by the Trust or Transamerica IDEX Mutual Funds to a disinterested Trustee or Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of Transamerica IDEX Mutual Funds (without imposition of sales charge), as elected by the Trustee. As of December 31, 2004, the Trustees and officers of the Trust beneficially owned in the aggregate less than 1% of the Trust's shares through ownership of policies and annuity contracts indirectly invested in the Trust.

           SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees (the "Board") of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust ("Secretary"), as follows:

Board of Trustees
AEGON/Transamerica Series Trust
c/o Secretary
570 Carillon Parkway
St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided in Section 4 and 5 below, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust's Chief Compliance Officer. The Trustees are not required to attend the Trust's shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

CODE OF ETHICS

The Trust and AFSG have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940, as amended, and TFAI has adopted a Code of Ethics pursuant to Rule 204A-1 of the Investments Advisers Act of 1940. See "Personal Securities Transactions" below.

PROXY VOTING POLICIES AND PROCEDURES

ATST uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by ATST (or portion thereof) in its portfolios. The proxy voting policies and procedures of the portfolio's investment adviser and sub-advisers are attached hereto as Appendix C.

  ATST PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I.   STATEMENT OF PRINCIPLE

ATST seeks to assure that proxies received by the portfolio are voted in the best interests of the portfolio's stockholders and have accordingly adopted these procedures.

II.  DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

The portfolio delegates the authority to vote proxies related to portfolio securities to Transamerica Fund Advisors, Inc. (the "Adviser"), as investment adviser to ATST, which in turn delegates proxy voting authority for most portfolios of ATST to the sub-advisers retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees of ATST adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of ATST.

III. PROXY VOTING COMMITTEE

The Board of Trustees of ATST has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the trusts' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Voting Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV.  ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of ATST or the Proxy Committee of ATST will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to ATST.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the portfolio to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The portfolios' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with these policies.

The portfolios, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a portfolio's completed purchases and sales may only be made available after the public disclosure of portfolio holdings.

The portfolios publish all holdings on a quarterly basis on their website at www.transamericaseriestrust.com 30 days after the end of each calendar quarter. Such information remains online for 6 months. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the portfolios. The portfolios may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds and portfolios by these services and departments, the portfolios may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the portfolios nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds' investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the portfolios (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser's compliance department or the Funds' Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of policies and procedures on disclosure of portfolio holdings.

THE INVESTMENT ADVISER

The information that follows supplements the information provided about the investment adviser under the caption "Management of the Trust -- Investment Adviser" in the prospectus.

TFAI, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as the investment adviser to each portfolio of the Trust pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended, with the Trust. The investment adviser is directly owned by WRL (77%) and AUSA Holding Company ("AUSA") (23%), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

The Investment Advisory Agreement was approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended) on October 3, 1996 and by the shareholders of each portfolio of the Trust on December 16, 1996 (portfolios that commenced operations prior to that date) (and on the date of commencement of operations of each portfolio subsequent to that date). The Investment Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio, and (b) by a majority of the Trustees who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminates automatically in the event of its assignment (within the meaning of the Investment Company Act of 1940, as amended).

While the investment adviser is at all times subject to the direction of the Board of Trustees of the Trust, the Investment Advisory Agreement provides that the investment adviser, subject to review by the Board of Trustees, is responsible for the actual management of the Trust and has responsibility for making decisions to buy, sell or hold any particular security. The investment adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the investment adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the investment adviser connected with investment management of the portfolios.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board, including a majority of the Trustees who are not parties to such agreements or interested persons of any such party (as defined in the Investment Company Act of 1940) (the "Independent Trustees"), considered whether to approve the Trust's investment advisory and sub-advisory agreements, with the assistance of independent counsel to the Independent Trustees. The Board considered the advisory fee structure of each of the portfolios in light of a variety of factors, including (a) the nature and quality of services provided to the Trust, its portfolios, and their respective shareholders; (b) the investment adviser's costs in providing those services; (c) the economies of scale, if any, realized by the investment adviser; (d) the advisory fees compared to other similar mutual funds; and (e) other benefits derived in connection with the investment adviser's (or sub-adviser's) relationship with the Trust.

As part of its consideration of the quality of services provided to the Trust, portfolios and shareholders by the adviser and sub-advisers, the Board reviewed the relative performance of each of the portfolios. The Board also reviewed the adviser's profitability with respect to each portfolio and on an aggregate basis, and the Board, including a majority of the independent Trustees, considered the adviser's profits to be reasonable in relation to the nature, quality, and costs of the adviser's services.

As part of its consideration of economies of scale and advisory fees, the Board also considered the expense ratios of the portfolios and the costs incurred by the adviser as a result of any voluntary expense limitations the adviser has imposed. In comparing the expense ratio of each of the portfolios to other mutual funds, the Board, including a majority of the Independent Trustees, took into account that the expense ratios compared favorably to those of other portfolios.

EACH PORTFOLIO PAYS: all expenses incurred in connection with the formation and organization of a portfolio, including the preparation (and filing, when necessary) of the portfolio's contracts, plans, and documents, conducting meetings of organizers, Trustees and shareholders; preparing and filing the post-effective amendment to the Trust's registration statement effecting registration of a portfolio and its shares under the Investment Company Act of 1940, as amended and the Securities Act of 1933, as amended and all other matters relating to the information and organization of a portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as that phrase is defined in the Investment Company Act of 1940, as amended, of the Trust or TFAI; compensation of the Trust's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act of 1933, as amended and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933, as amended; all costs involved in preparing and printing prospectuses of the Trust; extraordinary expenses; and all other expenses properly payable by the Trust or the portfolios.

REIMBURSEMENT AGREEMENT. Effective May 1, 2000, the investment adviser entered into an agreement with the Trust on behalf of, and pursuant to which, the investment adviser will be reimbursed for operating expenses paid on behalf of a portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2002, and automatically renews for one-year terms unless terminated by a 30-day written notice to the Trust.

DISTRIBUTION AGREEMENT. Effective January 1, 1997, the Trust adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Trust entered into a Distribution Agreement with AFSG Securities Corporation, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494. The Distribution Plan and related agreements were approved by the Trust's Board of Trustees, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended) on October 3, 1996, as amended by the Board on March 29, 1999, and the Distribution Plan was approved by the shareholders of each portfolio of the Trust on December 16, 1996 (by all portfolios that had commenced operations on that date). AFSG is an affiliate of TFAI.

ATST has two classes of shares for each portfolio in its series, Initial Class and Service Class. Each class is identical except that Service Class has a distribution plan or "Rule 12b-1 Plan" which is described in the prospectus.

Under the Distribution Plan and Distribution Agreement, the Trust, on behalf of the portfolios, will reimburse AFSG and/or various service providers after each calendar month for certain Trust distribution expenses incurred or paid by them, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio in connection with the distribution of the Initial Class shares of the portfolios.

For the sale and distribution of Service Class shares, the Trust may pay to the various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution expenses for which AFSG may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Trust's prospectus and statement of additional information to potential investors; developing and preparing Trust advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Trust shares; the development of consumer-oriented sales materials describing and/or relating to the Trust; and expenses attributable to "distribution-related services" provided to the Trust, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Trust shares.

AFSG submits to the Trustees for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. AFSG allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios, based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as AFSG deems fair and are approved by the Trust's Board of Trustees. The Service Class of the Trust paid $1,212,290 in fees for the fiscal year ended December 31, 2004 to certain life companies pursuant to the Distribution Plan adopted under Rule 12b-1.

THE SUB-ADVISERS

Each sub-adviser serves, pursuant to a respective Sub-Advisory Agreement between TFAI and such respective sub-adviser, on behalf of each portfolio. The Sub-Advisory Agreements were approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended) on October 3, 1996 and by the shareholders of each portfolio of the Trust on December 16, 1996 (for portfolios that had commenced operations prior to that date) and on the commencement of operations date of each subsequent portfolio. The Sub-Advisory Agreements provide that they will continue in effect if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio and (b) by a majority of the Trustees who are not parties to such Agreements or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any such party. The Sub-Advisory Agreements may be terminated without penalty on at least 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminate automatically in the event of their assignment (within the meaning of the Investment Company Act of 1940, as amended) or termination of the Investment Advisory Agreement. The agreements may also be terminated under the term of an Exemptive Order granted by the SEC under Section 6(c) of the Investment Company Act of 1940, as amended from Section 15(a) and Rule 18f-2 under the Investment Company Act of 1940, as amended (Release #23379).

Pursuant to the Sub-Advisory Agreements, each sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for their respective portfolio(s). Subject to review by the investment adviser and the Board of Trustees, the sub-advisers are responsible for the actual management of their respective portfolio(s) and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).

Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

PERSONAL SECURITIES TRANSACTIONS

The Trust permits "Access Persons" as defined by Rule 17j-1 under the Investment Company Act of 1940, as amended to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Trust's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Trust's sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. The Board is required to review and approve the Code of Ethics for each sub-adviser. Each sub-adviser is also required to report to the Trust's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Trust.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

Effective January 1, 1997, as amended, the Trust entered into an Administrative Services and Transfer Agency Agreement with TFS, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of TFAI, to furnish the Trust with administrative services to assist the Trust in carrying out certain of its functions and operations. Under this Agreement, TFS shall furnish to each portfolio, subject to the overall supervision of the Trust's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. TFS is reimbursed by the Trust monthly on a cost incurred basis.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A sub-adviser may engage in a significant number of short-term transactions if such investing serves a portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.

In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.

There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

Subject to policies established by the Board of Trustees, each portfolio's sub-adviser is primarily responsible for placement of a portfolio's securities transactions. In placing orders, it is the policy of a portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each sub-adviser generally will seek reasonably competitive spreads or commissions, a portfolio will not necessarily be paying the lowest spread or commission available. A portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Decisions as to the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by the sub-adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the sub-adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the sub-adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

In selecting brokers and in negotiating commissions, the sub-adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such research products and services in servicing other accounts in addition to the respective portfolio. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a portfolio.

When a portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the sub-adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which the investment adviser or sub-adviser serves as an adviser, or held by the investment adviser or sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the investment adviser or sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the investment adviser or sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the investment adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.

The Board of Trustees of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.

DIRECTED BROKERAGE

A sub-adviser to a portfolio, to the extent consistent with the best execution and with TFAI's usual commission rate policies and practices, may place portfolio transaction of the portfolio with broker/dealers with which the trust has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the portfolio.

Under the Directed Brokerage Program, the commissions paid by a portfolio shall be applied to the payment only of expenses that would otherwise be borne by the portfolio paying the commission. In no event will commissions paid by a portfolio be used to pay expenses that would otherwise be borne by any other portfolio in the trust, or by any other party. In the case of any portfolio that is the subject of a contractual expense reduction arrangement with TFAI (or a comparable agreement with any "affiliate" of TFAI or the trust, as such term is defined in the Investment Company Act of 1940, as amended) pursuant to which TFAI (or affiliate) has agreed to waive amounts otherwise payable by the portfolio to TFAI (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the portfolio to a lower level than the portfolio would have borne after giving full effect to the expense reduction arrangement. These commissions are not used for promoting or selling portfolio shares or otherwise related to the distribution of portfolio shares.

DETERMINATION OF OFFERING PRICE

Shares of the portfolios are currently sold only to the separate accounts to fund the benefits under the policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The separate accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.

NET ASSET VALUATION DETERMINATION

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the portfolio or an authorized intermediary.

When Share Price is Determined

The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Years Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted and redemption orders received in good order before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

Orders for shares of the Asset Allocation portfolios and corresponding orders for the underlying portfolios in which they invest are priced on the same day when orders for shares of the Asset Allocation Portfolios are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the Asset Allocation portfolios by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios on the same day, so that both orders generally will receive a day's NAV.

How NAV is Determined

The NAV per share of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Securities traded on NASDAQ are valued at NASDAQ Official Closing Price ("NOCP"). Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are value based on quotations from the primary market in which they are traded, and are converted from local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determination can also involve reliance on quantitative models employed by a fair pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

PERFORMANCE INFORMATION

The prospectus contains a brief description of how performance is calculated. The following sections describe how performance data is calculated in greater detail.

TOTAL RETURN

Total return quotations for each of the portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

               P (1+T)n = ERV

Where:   P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
       ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period)

The total return quotation calculations for a portfolio reflect the deduction of a proportionate share of the portfolio's investment advisory fee and portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

Total return quotation calculations do not reflect charges or deductions against the Seperate Accounts or charges and deductions against the policies or the annuity contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance. Additional information regarding the investment performance of the portfolios appears in the prospectus.

YIELD QUOTATIONS

The yield quotations for a portfolio (for money market portfolios, see "Yield Quotations -- Money Market Portfolios," below) are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

                                       (6-1)
                            (a - b) +1
               YIELD =  2 x -------
                            (c x d)

Where: a = Dividends and interest earned during the period by the portfolio b = Expenses accrued for the period (net of reimbursement) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
       d = The maximum offering price per share on the last day of the period

YIELD QUOTATIONS -- MONEY MARKET PORTFOLIO

From time to time, each money market portfolio may quote its yield in reports or other communications to policyholders or in advertising material. Yield quotations are expressed in annualized terms and reflect dividends of a portfolio declared and reinvested daily based upon the net investment income earned by a portfolio each day. The portfolio's yields fluctuate and the yield on any day for any past period is not an indication as to future yields on any investment in the portfolio's shares. Future yields are not guaranteed.

Yield is computed in accordance with a standardized method required by the SEC. The current yield for the money market portfolios is an annualization, without compounding, of the portfolio rate of return, and is computed by determining the net change in the value of a hypothetical pre-existing account in the portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original shares and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The money market portfolios may also calculate the compound effective annualized yields by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7, and subtracting.

The yield quotations for the money market portfolios do not take into consideration any deductions imposed by the Seperate Accounts.

Yield information is useful in reviewing money market's performance in seeking to meet its investment objective; but because yields fluctuate, such information cannot necessarily be used to compare an investment in shares of the portfolio with bank deposits, savings accounts and similar investment alternatives, which often provide an agreed or guaranteed fixed yield for a stated period of time. Also, the portfolio's yields cannot always be compared with yields determined by different methods used by other funds. It should be emphasized that yield is a function of the kind and quality of the instruments in the money market, portfolio maturity and operating expenses.

TAXES

Shares of the portfolios are offered only to the Separate Accounts that fund the policies and annuity contracts. See the respective prospectuses for the policies and annuity contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the policies, the annuity contracts and the holders thereof.

Each portfolio has either qualified, and expects to continue to qualify, or will qualify in its initial year, and thereafter will continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a portfolio must distribute to its stockholders (i.e., Separate Accounts) for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer. If each portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its investment company net income and net capital gains, then each portfolio should have little or no income taxable to it under the Code.

As noted in the prospectus, each portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each portfolio's assets that may be represented by any single investment (which generally includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio's available earnings and profits. In addition, if a portfolio fails to qualify as a registered investment company or fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts which have invested in the portfolio could be currently taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Policies or the Annuity Contracts.

A portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC, like the portfolio, whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

If a portfolio acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount (including certain "payment-in-kind" instruments ("PIKs"), zero coupon securities, or deferred interest securities), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by it in the same taxable year. Any amount accrued as original issue discount will be included in a portfolio's investment company taxable income for the year of accrual and may have to be distributed to the shareholders in order to satisfy the Distribution Requirement even though the portfolio has not received any cash representing such income. As a result, a portfolio may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the Distribution Requirement.

For a Policy or a Contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a Separate Account (i.e., the underlying portfolios) the contract owner will be taxed currently on income and gains from the account or portfolio. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to portfolios that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, the relationship between the portfolios and the insurance contracts that propose the portfolios as investment options is designed to satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of the portfolios. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from the portfolios such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the portfolios and variable contracts.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income under the Income Requirement.

FOREIGN INVESTMENTS -- portfolios investing in foreign securities or currencies (which may include may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions). Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Holders of policies and annuity contracts investing in such portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.

If a portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such portfolios ultimately would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the policies and annuity contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the policies, annuity contracts and the holders thereof.

THE TRUST

As described in the prospectus, the Trust offers two classes of shares of shares for each portfolio. The Trust is currently comprised of 44 portfolios.

FINANCIAL STATEMENTS

The audited financial statements for each portfolio of the Trust for the year ended December 31, 2004 and the report of the Trust's independent certified public accountants are included in the 2004 Annual Report, and are incorporated herein by reference to such report.

OTHER INFORMATION

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 101 East Kennedy Boulevard, Suite 1500, Tampa, Florida 33602, serves as the Trust's Independent Registered Certified Public Accountants. The Trust has engaged PricewaterhouseCoopers LLP to examine, in accordance with auditing standards established by the Public Company Accounting Oversight Board, the financial statements of each of the Trust's portfolios.

CUSTODIAN

Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Trust's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Trust and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                   APPENDIX A

                       DESCRIPTION OF PORTFOLIO SECURITIES

The following is intended only as a supplement to the information contained in the prospectus and should be read only in conjunction with the prospectus. Terms defined in the prospectus and not defined herein have the same meanings as those in the prospectus.

1. CERTIFICATE OF DEPOSIT.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

2. EURODOLLAR CERTIFICATE OF DEPOSIT.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

3. FLOATING RATE NOTE.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

4. INVERSE FLOATING RATE SECURITIES.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

5. FLOATING RATE OBLIGATIONS.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.

6. TIME DEPOSIT.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

7. BANKERS' ACCEPTANCE.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

8. VARIABLE AMOUNT MASTER DEMAND NOTE.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

9. PREFERRED STOCKS. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

10. CONVERTIBLE SECURITIES. A portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.

11. COMMERCIAL PAPER.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

12. REPURCHASE AGREEMENT.* A repurchase agreement is an instrument under which a portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the portfolio, reflecting an agreed upon market rate of interest for the period from the time of a portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities.

13. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by a portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

14. ASSET-BACKED SECURITIES. A portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

15. MORTGAGE-BACKED SECURITIES. A portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a portfolio may invest in them if it is determined they are consistent with the portfolio's investment objective and policies.

16. COLLATERALIZED MORTGAGE OBLIGATIONS. ("CMOs") are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and interest rates.

17. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

18. FINANCING CORPORATION SECURITIES. ("FICOs") are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation ("FSLIC") and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

19. U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association ("FNMA") are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

20. ZERO COUPON BONDS. Zero coupon bonds are created three ways:

     1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation ("REFCORP") and the Financial Corporation ("FICO") also can be stripped in this fashion.

     2) STRIPS are created when a dealer deposits a Treasury Security or a federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRS"), and generic Treasury Receipts ("TRs"), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The portfolios have been advised that the staff of the Division of Investment Management of the SEC does not consider such privately stripped obligations to be U.S. Government securities, as defined by the Investment Company Act of 1940, as amended. Therefore, the portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

     3) ZERO COUPON BONDS can be issued directly by federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between zero coupon bond's purchase price and its face value.

21. BOND WARRANTS. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.

22. OBLIGATIONS OF SUPRANATIONAL ENTITIES. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

23. EQUIPMENT LEASE AND TRUST CERTIFICATES. A portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).

24. TRADE CLAIMS. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.

* SHORT-TERM SECURITIES. Certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a portfolio's net assets.

     Although repurchase transactions usually do not impose market risks on the purchaser, a portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a portfolio upon liquidation of the securities may be limited.

                                   APPENDIX B

                     BRIEF EXPLANATION OF RATING CATEGORIES

                 BOND RATING                       EXPLANATION
                 -----------                       -----------
STANDARD &           AAA         Highest rating; extremely strong capacity to
POOR'S                           pay principal and interest.
CORPORATION
                     AA          High quality; very strong capacity to pay principal and interest.

                      A          Strong capacity to pay principal and interest;
                                 somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                     BBB         Adequate capacity to pay principal and
                                 interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest then for higher rated bonds.

              BB, B, and CC, C   Predominantly speculative with respect to the
                                 issuer's capacity to meet required interest and
                                 principal payments. BB -- lowest degree of
                                 speculation; C -- the highest degree of
                                 speculation. Quality and protective
                                 characteristics outweighed by large
                                 uncertainties or major risk exposure to adverse
                                 conditions.

                      D          In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                 BOND RATING                       EXPLANATION
                 -----------                       -----------
MOODY'S              Aaa         Highest quality, smallest degree of investment
INVESTORS                        risk.
SERVICE,
INC.                 Aa          High quality; together with Aaa bonds, they
                                 compose the high-grade bond group.

                      A Upper-medium grade obligations; many favorable investment attributes.

                     Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

                     Ba          More uncertain, with speculative elements.
                                 Protection of interest and principal payments not well safeguarded during good and bad times.

                      B          Lack characteristics of desirable investment;
                                 potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                     Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                     Ca Speculative in a high degree; could be in default or have other marked short-comings.

                      C Lowest-rated; extremely poor prospects of ever attaining investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following: 1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy. 3. There is lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                   APPENDIX C

    INVESTMENT ADVISER AND SUB-ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

TRANSAMERICA FUND ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("TFAI PROXY POLICY")

PURPOSE. The TFAI Proxy Policy is adopted in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940 (the "Advisers Act") and TFAI's fiduciary and other duties to its clients. The purpose of the TFAI Proxy Policy is to ensure that where TFAI exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TFAI clients exercise voting authority with respect to TFAI client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TFAI client.

TFAI'S ADVISORY ACTIVITIES. TFAI acts as investment adviser to AEGON/Transamerica Series Trust, Transamerica Income Shares, Inc. and Transamerica IDEX Mutual Funds (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TFAI has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TFAI and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors of the client Fund (the "Board"). TFAI serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE TFAI PROXY POLICY. TFAI delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TFAI will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TFAI is called upon to exercise voting authority with respect to client securities, TFAI generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TFAI believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TFAI will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. TFAI delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. TFAI will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

Initial Review. THE PROXY ADMINISTRATOR HAS COLLECTED FROM EACH SUB-ADVISER:

-    its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TFAI making a recommendation to the Board. In conducting its review, TFAI recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

          - whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

          - whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

          - whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- TFAI will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
     Section V.B.2.

- TFAI will follow the same procedure in connection with the engagement of any new Sub-Adviser.

SUBSEQUENT REVIEW. TFAI will request that each Sub-Adviser provide TFAI with prompt notice of any material change in its Sub-Adviser Proxy Policy. TFAI will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TFAI will request that each Sub-Adviser provide TFAI with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TFAI and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TFAI EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If TFAI is called upon to exercise voting authority on behalf of a Fund client, TFAI will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TFAI agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, TFAI believes that the recommendation is not in the best interests of the Fund client, TFAI will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TFAI or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TFAI's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by TFAI and operated, in whole or in part, as a "fund of funds", TFAI will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TFAI will seek Board (or Committee) consent with respect to TFAI's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN TFAI OR ITS AFFILIATES AND THE FUNDS. The TFAI Proxy Voting Policy addresses material conflicts that may arise between TFAI or its affiliates and the Funds by, in every case where TFAI exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TFAI to maintain the following records:

-    the TFAI Proxy Voting Policy; and

-    records of Fund client requests for TFAI proxy voting information.

RECORDS FOR TFAI EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if TFAI exercises proxy voting authority pursuant to Section VI above, TFAI, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-    records of votes cast by TFAI; and

- copies of any documents created by TFAI that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause TFAI and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-    each Sub-Adviser Proxy Policy; and

-    the materials delineated in Article V above.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TFAI.

PROVISION OF TFAI PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the TFAI Proxy Policy at least once each calendar year.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.

PROXY VOTING GUIDELINES Amended: August 2003. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of [directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

-    Election of Directors

-    Ratification of Selection of Auditors

-    Equity-Based Compensation Plans

-    Anti-Takeover Proposals

     -    Cumulative Voting

     -    Staggered Boards

     -    "Blank Check" Preferred Stock

     -    Elimination of Preemptive Rights

     -    Non-targeted Share Repurchase

     -    Increase in Authorized Common Stock

     -    "Supermajority" Voting Provisions or Super Voting Share Classes

     -    "Fair Price" Amendments

     -    Limiting the Right to Call Special Shareholder Meetings

     -    Poison Pills or Shareholder Rights Plans

     -    Golden Parachutes

     -    Reincorporation

     -    Confidential Voting

     -    Opting In or Out of State Takeover Laws

-    Shareholder Proposals Involving Social, Moral or Ethical Matters

-    Anti-Greenmail Proposals

-    Changes to Indemnification Provisions

-    Non-Stock Incentive Plans

-    Director Tenure

-    Directors' Stock Options Plans

-    Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

BANC ONE INVESTMENT ADVISORS CORPORATION - SUMMARY OF PROXY VOTING POLICY

Under Rule 206 (4) of the Investment Advisers Act of 1940, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures. Banc One Investment Advisors Corporation ("BOIA") and Banc One High Yield Partners, LLC ("BOHYP") (collectively "the Firms") both exercise proxy voting authority for advised or sub-advised client accounts, including separately managed accounts and registered investment companies. In addition, the Firms provide proxy voting recommendations to affiliate trust and agency accounts. The Firms have adopted the following Proxy Voting Policy and Procedures to ensure that client proxies are voted in the best interest of the clients' accounts and are not affected by any material conflicts of interest within the Firms.

With respect to securities held in client accounts, the Firms shall vote in the best interest of clients without regard to the Firms' interest. The Firms have contracted with an independent proxy voting service ("independent service") and other independent service providers to provide various services. These services include development of a predetermined proxy voting policy for both domestic and international securities, vote recommendations and voting of proxies for the Firms' client accounts.

The Firms have adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where the Firms vote securities in accordance with their predetermined policy and/or based upon the recommendations of the independent service, the vote is insulated from potential conflicts of interest that the Firms may have. Only in those instances when the independent service does not provide a recommendation, or when the Firms determine that it is in the best interest of clients to vote securities contrary to the independent service's recommendation, does the potential for a conflict arise.

Conflicts of interest may arise when the Firms or an affiliate has a relationship with an issuer (e.g. a routine relationship such as a checking account) whether the Firms have knowledge of the relationship or not. For purposes of the policy a "material conflict of interest" is defined as a non-routine relationship between the issuer of a security and the Firms or an affiliate of which the Firms have actual knowledge that may affect the Firms' judgment in voting securities in the best interest of client accounts. Material conflicts may arise when the Firms or an affiliate serves as investment advisor or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

In instances where the independent service does not provide a vote recommendation or the Firms have determined that it is not in the best interest of their clients to follow the vote recommendation of the independent service, the CIO of Equity Securities or Fixed Income Securities, as applicable, must approve any recommendations for votes. In the event that the Firms determine that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and the Firms' recommendation must be disclosed to the client and consent or direction must be obtained from the client. All votes which are determined by the Firms either because the independent service does not provide a recommendation or because the Firms have chosen to override the recommendation will be reviewed on a quarterly basis by the Investment Policy Committee for BOIA, the Board of Managers for BOHYP and the Trustees for One Group Mutual Funds and One Group Investment Trust. The Proxy Voting Coordinator ("PVC") is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

The Firms will, at all times, make a best effort to vote all proxies in the best interest of shareholders. However, there may be some instances in which the Firms will choose not to vote or may not be able to vote a proxy. Issues that may affect proxies for international securities include: extraordinary requirements such as share blocking, the requirement to vote the security in person or countries which are not covered by the predetermined process of the independent service provider.

Clients of the Firms may contact the Firms to obtain a copy of the proxy voting policy. In addition, clients may contact the Firms for information on how the proxies for the securities in their portfolio were voted.

This policy will be reviewed and approved on an annual basis by the Investment Policy Committee of BOIA and the Board of Managers of Banc One High Yield Partners, LLC.

DOMESTIC PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the independent service's proxy voting policy guidelines which the Firms have adopted.

-    AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

-    BOARD OF DIRECTORS

     -    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

     -    CLASSIFICATION/DECLASSIFICATION OF THE BOARD

-    Vote AGAINST proposals to classify the board.

- Vote FOR proposals to repeal classified boards and to elect all directors annually.

     -    Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

     -    MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

- Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by the independent service's definition of independence.

- Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

-    SHAREHOLDER RIGHTS

     -    SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

- Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

- Vote FOR proposals to allow or make easier shareholder action by written consent.

     -    SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

- Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

- Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     -    SUPERMAJORITY VOTE REQUIREMENTS

-    Vote AGAINST proposals to require a supermajority shareholder vote.

-    Vote FOR proposals to lower supermajority vote requirements.

     -    CUMULATIVE VOTING

-    Vote AGAINST proposals to eliminate cumulative voting.

- Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

     -    CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt voting.

-    PROXY CONTESTS

     -    VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

     -    REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where the independent service recommends in favor of the dissidents, the independent service also recommends voting for reimbursing proxy solicitation expenses.

-    POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

-    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

-    REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

-    CAPITAL STRUCTURE

     -    COMMON STOCK AUTHORIZATION

- Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by the independent service.

- Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

- Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

     -    DUAL-CLASS STOCK

- Vote AGAINST proposals to create a new class of common stock with superior voting rights.

- Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

-    EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The independent services methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, the independent service will value every award type. The independent service will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once the independent service determines the estimated cost of the plan, they compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

-    MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

-    EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

-    SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

-    SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

GLOBAL PROXY VOTING GUIDELINES SUMMARY

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, THE INDEPENDENT SERVICE HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

-    Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

-    Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     -    the auditors are being changed without explanation; or

     - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

-    Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

-    Allocation of Income

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -    the payout is excessive given the company's financial position.

-    Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

-    Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

-    Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

-    Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

-    Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Vote AGAINST other business when it appears as a voting item.

-    Director Elections

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

-    Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

-    Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -    legal action is being taken against the board by other shareholders.

-    Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

-    Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

-    Share Issuance Requests

     -    GENERAL ISSUANCES

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

     -    SPECIFIC ISSUANCES

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

-    Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet the independent service's guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

-    Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

-    Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

-    PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the independent service's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

-    DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the independent service's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

-    PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

-    INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

-    SHARE REPURCHASE PLANS

Vote FOR share repurchase plans, unless:

     -    clear evidence of past abuse of the authority is available; or

     -    the plan contains no safeguards against selective buybacks.

-    REISSUANCE OF SHARES REPURCHASED

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

-    CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

-    Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

-    Mergers and Acquisitions

Vote FOR mergers and acquisitions, unless:

     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

-    Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

-    Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

-    Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

-    Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

-    Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

-    Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

-    Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Conflicts Questionnaire

PM Conflicts Questionnaire

Instruction Page for Questionnaires

BOIA Separate Account Flow Chart

One Group Mutual Funds and One Group Investment Trust Proxy Voting Process

Process for Client Inquiries

One Group Quarterly Proxy Override Reporting Process

CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

- Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

- Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

- Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

- Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

EFFECTIVE DATE

This policy is effective as of August 1, 2003.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

FEDERATED INVESTORS PROXY VOTING POLICIES AND PRACTICES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the 1940 Act. These Proxy Policies shall also apply to any investment company registered under the 1940 Act for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

GENERAL POLICY. Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS. The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE. Generally, the Advisers will vote proxies:

- In favor of the full slate of directors nominated in an uncontested election;

- In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

- In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

- In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

-    In favor of a proposal to ratify the board's selection of auditors, unless:
     (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

- In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE. Generally, the Advisers will vote proxies:

- Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

- In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

- In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

-    In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS. Generally, the Advisers will vote proxies:

- In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

- Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

- Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS. The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS. The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and
(b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS. Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

- In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

- If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

- If neither of the first two conditions apply, as recommended by a sub-adviser to the Index Fund; and

-    If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

FEDERATED INVESTORS PROXY VOTING PROCEDURES. Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Advisers Act.

PROXY VOTING COMMITTEE. The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

-    President of the Advisers (Keith Schappert)

-    Vice Chairman of the Advisers (J. Thomas Madden)

-    Chief Investment Officer for Global Equity (Stephen Auth)

-    Director of Global Equity Research of the Advisers (Christopher Corapi)

-    Investment Management Administrator (Lori Wolff)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES. The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies. The Advisers and IRRC shall take the following steps to implement these procedures:

- The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

- The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

- IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

- If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

- IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

CONFLICTS OF INTEREST. A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the 1940 Act.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

- Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

- Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

- If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

- If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

     - That the Advisers have a significant business relationship with the Interested Company;

     -    The proposals regarding which proxies were cast;

     - Any material communications between the Advisers and the Interested Company regarding the proposal; and

     - Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

- Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING. The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and
(c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

GREAT COMPANIES, L.L.C.

Proxy Voting Policy (Issue Date: 2/11/02, Amended 6/5/03) I. INTRODUCTION. Great Companies, LLC Proxy Voting Policy specifically outlines the firm's philosophy and practices of voting on assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non-ERISA accounts. This policy and its accompanying sections apply to voting of proxies on securities held in all firm investment portfolios. In addition, this policy provides guidance on the appropriateness under ERISA of active monitoring of corporate management by plan fiduciaries. Great Companies, LLC has designated a third party service Institutional Shareholder Services to act on its behalf to provide guidance on proxy voting issues for companies' shares which are under control by the firm through it's advisory or sub-adviser role pursuant to existing advisory agreements. This policy is applicable only to supervised assets under management.

The fiduciary duties described in ERISA Sec. 404(a)(1)(A) and (B), require that, in voting proxies, the responsible fiduciary consider those factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives. These duties also require that the named fiduciary appointing an investment manager periodically monitor the activities of the investment manager with respect to the management of plan assets, including decisions made and actions taken by the investment manager with regard to proxy voting decisions. The named fiduciary must carry out this responsibility solely in the interest of the participants and beneficiaries and without regard to its relationship to the plan sponsor.

It is the firm's view that compliance with this proxy policy necessitates proper documentation of the activities that are subject to monitoring. Thus, the firm is required to maintain accurate records as to proxy voting. Moreover, if the named fiduciary is to be able to carry out its responsibilities under ERISA Sec. 404(a) in determining whether the firm is fulfilling its fiduciary obligations in investing plans assets in a manner that justifies the continuation of the management appointment, the proxy voting records must enable the named fiduciary to review not only the firm's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations.

The fiduciary obligations of prudence and loyalty to plan participants and beneficiaries require the firm to vote proxies on issues that may affect the value of the plan's investment. Although the same principles apply to proxies appurtenant to shares of foreign corporations, the firm recognizes that in voting such proxies, plans may, in some cases, incur additional costs. Thus, Great Companies should consider whether the plan's vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan's investment that will outweigh the cost of voting. Moreover, the firm, in deciding whether to purchase shares of a foreign corporation, should consider whether the difficulty and expense in voting the shares is reflected in its market price. This shall be applicable only to non-ADR shares.

II. INVESTMENT ADVISERS ACT OF 1940--RULE 206(4)-6 REVISED RULE. Rule 206(4)-2 under the Advisers Act requires investment companies such as the TA IDEX funds and their investment Advisers, and other SEC registered management companies to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Great Companies, LLC has in place written policies and procedures for Proxy Voting that outlines the firm's philosophy and practices of voting on fully discretional assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non ERISA clients. The firm's Investment Adviser Service Agreement expressly authorized the firm to vote proxies on behalf of clients unless notified in writing by the client that such services shall be the responsibility of the client.

Decisions on voting of proxies will be made by the Adviser unless the client specifically directs otherwise in writing. If the Client so directs that it or another party shall vote proxies, then the Adviser shall have no liability or responsibility whatsoever in connection with the voting of such proxies. If the Adviser retains the responsibility to vote proxies, the Client acknowledges that the Adviser may exercise such vote. The Client also acknowledges that the Adviser may retain an independent third party proxy voting service to facilitate the voting of proxies.

Great Companies, LLC utilizes Institutional Shareholder Services, Inc., ("ISS") a non-affiliated, independent third party service to vote proxies on behalf of clients of the firm. The company provides detailed reports on votes cast on behalf of the firm's clients and such votes are made available via electronic media for dissemination. A full version of the firm's policy may be obtained upon request or via the company's website at www.greatcompanies.com or by phone at 1-800-538-5111.

III. CONFLICT OF INTEREST. It is the policy of Great Companies, LLC to always in the opinion of the firm, to vote proxies in the best interests of its clients. The duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, Great Companies, LLC must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put Great Companies' own interests above those of its client.

It is the policy of the firm to vote client securities in accordance with a pre-determined policy, based upon the recommendations of an independent third party, Institutional Shareholder Services, and when applicable upon the discretion of the firm's portfolio management team.

It is difficult to determine what conflicts may arise in the proxy voting process due to the numerous scenarios which could arise. For material conflicts of interest that arise within the proxy voting process, the firm will seek the clients' consent in writing and disclose all material conflicts to each client before voting. Great Companies, LLC seeking client consent must provide the client with sufficient information regarding the shareholder vote and the adviser's conflict so that the client can make an informed decision whether or not to consent. Absent disclosure and client consent, Great Companies, LLC must take other steps designed to ensure, and must be able to demonstrate that these steps resulted in, a voting decision that was based on the client's best interest. The firm's portfolio management team and or Compliance Officer will be responsible for documenting all issues relating to any particular conflict in accordance with the firms Document & Electronic Communication Retention Policy.

It is the position of the Great Companies, LLC that in some cases, the firm may decide to expressly give the vote back to the client or it's designee (of course, the client must accept this responsibility in writing) the discretionary authority to vote the proxy directly in the event that a material conflict occurs.

It is the policy of the firm that it shall provide all clients with a copy of any proxy voting results upon request, or shall make such votes available in a manner convenient for all clients. The firm shall provide clients who the firm provides continuous advisory services to, with it's policies and procedures on proxy voting, and the results of such votes, in a manner consistent with the provisions of Rule 206(4)-6 of the Investment Advisers Act of 1940.

IV. PROXY POLICY GUIDELINES. THE FOLLOWING GUIDELINES INCLUDE PROXY-VOTING RECOMMENDATIONS FOR GREAT COMPANIES, L.L.C.

THE BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS - Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

     - Are inside directors and sit on the audit, compensation, or nominating committees

     - Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

SEPARATING CHAIRMAN AND CEO - Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS - Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS - Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE - Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS - Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION - Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS - Votes on proposals regarding charitable contributions must be evaluated on a case-by-case basis.

PROXY CONTESTS - VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS - Votes in a contested election of directors must be evaluated on a case-by case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS - RATIFYING AUDITORS -Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES - BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS - Vote against proposals to classify the board. - Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS - Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING - Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS - Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT - Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD - Vote for proposals that seek to fix the size of the board. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES - POISON PILLS - Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS - Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL - Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL - Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS - Vote against dual-class exchange offers. Vote against dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS - Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS - Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS - Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS - CONFIDENTIAL VOTING - Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

EQUAL ACCESS - Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS - Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES - Review on case-by-case basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE - COMMON STOCK AUTHORIZATION - Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis. Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-Class C2apitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS - Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS - Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK - Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote case-by-case for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK - Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK - Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS - Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS - Review on a case-by-case basis proposal to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy-- Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS - Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK - Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

     -    adverse governance changes

     -    excessive increases in authorized capital stock

     -    unfair method of distribution

     -    diminution of voting rights

     -    adverse conversion features

     -    negative impact on stock option plans

     -    other alternatives such as spin-off

EXECUTIVE AND DIRECTOR COMPENSATION - Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans should primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS should value every award type. ISS should include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and should be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. ISS' model should determine a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments should be pegged to market capitalization. ISS should continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS - Vote on management proposals seeking approval to reprice options on a case-by-case basis. DIRECTOR COMPENSATION - Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS - Votes on employee stock purchase plans should be made on a case-by case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

- AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES - Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS - Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA - Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

- APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS - Review on case-by-case basis votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY - Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES - Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS) - Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS - Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION - VOTING ON STATE TAKEOVER STATUTES - Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS - Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS - MERGERS AND ACQUISITIONS - Votes on mergers and acquisitions should be considered on a case-by case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING - Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS - Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES - Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS - Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS - Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME - Vote for changing the corporate name.

MUTUAL FUND PROXIES - ELECTION OF DIRECTORS - Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings. Votes should be withheld from directors who:

     - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - ignore a shareholder proposal that is approved by a majority of shares outstanding

     - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     -    are interested directors and sit on the audit or nominating committee

     - are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND - Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS - Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS - Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES - Vote for the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS - Vote the authorization for or increase in preferred shares on a case-by case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION - Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON FUNDAMENTAL - Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS - Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION - Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND - Vote re-incorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

CHANGE IN FUND'S SUBCLASSIFICATION - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL - Vote against these proposals.

DISTRIBUTION AGREEMENTS - Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

MASTER-FEEDER STRUCTURE - Vote for the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS - Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS - ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT - Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR - Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES - ENERGY AND ENVIRONMENT - In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles. Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION - In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination. Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

CONCLUSION - It is the policy of Great Companies that it shall have a written proxy policy that always puts the interest of our clients ahead of our own and the companies in which we invest. This proxy voting policy should be adhered to in a manner consistent with the provisions of ERISA and all other regulatory guidance provided by federal agencies.

ING CLARION REAL ESTATE SECURITIES

PROXY VOTING POLICIES AND PROCEDURES (As of July 31, 2003).

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities, L.P. ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. Proxy Voting Procedures

     (a) All proxies received by Clarion will be sent to the Compliance Officer. The Compliance Officer will:

          (1) Keep a record of each proxy received;

          (2) Forward the proxy to the appropriate analyst;

          (3) Determine which accounts managed by Clarion hold the security to which the proxy relates;

          (4) Provide Investor Responsibility Research Center ("IRRC"), Clarion's proxy voting agent, with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Clarion must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

          (5) Absent material conflicts (see Section IV), the analyst will determine how Clarion should vote the proxy. The analyst will send the decision on how Clarion will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for notifying IRRC of the voting decision.

          (6) Clarion retains IRRC, a third party, to assist it in coordinating and voting proxies with respect to client securities. The Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

     In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. A copy of Clarion's guidelines is available upon request. IV. Conflicts of Interest

     (1) The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion.

     (2) If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

V. Disclosure

     (a) Clarion will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Heather A. Trudel, via e-mail or telephone at heather.trudel@ingclarion.com, phone number (610) 995-8907, in order to obtain information on how Clarion voted such client's proxies and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Clarion voted the client's proxy.

     (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Clarion's Form ADV Part II and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients who have already been offered Clarion's Form ADV Part II in a separate mailing.

VI. Recordkeeping

     The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. Records of the following will be included in the files:

     (a) Copies of these proxy voting policies and procedures and any amendments thereto.

     (b) A copy of any document Clarion created that was material to making a decision how to vote proxies, or that memorializes that decision.

     (c) A copy of each written client request for information on how Clarion voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

     IRRC retains a copy of each proxy statement that IRRC receives on Clarion's behalf, and these statements are available to Clarion upon request. Additionally, Clarion relies on IRRC to retain a copy of the votes cast, available to Clarion upon request.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES (JUNE 2003)

The proxy voting guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures, will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. The Proxy Voting Service (currently Institutional Shareholder Services) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See Proxy Voting Procedures for additional information on Conflicts).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will only call back the loan and vote the proxy if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxy outweighs the benefits derived by the fund, and as a result the shareholders, by leaving the securities on loan.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

     1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

     2. Janus will generally vote in favor of all uncontested director candidates.

     3. Janus PMs will have to weigh in on proposals relating to director candidates that are contested.

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. Janus PMs will have to weigh in on proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

     9. Janus will hold directors accountable for the actions of the committees on which they serve. For example, Janus will oppose the election of board member nominees serving on the compensation committee who approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders. Janus will also oppose the election of board member nominees serving on the audit committee who approve excessive audit or non-audit fees.

     10. Janus will generally vote with management regarding proposals advocating classified or staggered boards of directors.

     11. Janus will generally vote with management regarding proposals to declassify a board.

AUDITORS

     12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

     13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

     14. Janus PMs will have to weigh in on proposals relating to contested auditors.

EQUITY BASED COMPENSATION PLANS

     15. Janus PMs will have to weigh in on proposals relating to executive and director compensation plans.

     16. Generally, Janus will oppose proposed equity based compensation plans where dilution exceeds a certain percentage of TSO as outlined below.

          If current employee/internal ownership is less than or equal to 2% of
          TSO: up to 6.5% (one time grant).

          If current employee/internal ownership is greater than 2% but less than 15%: up to 4.5% per year.

          If current employee/internal ownership is greater than 15%: up to 3.5% per year.

     17. Janus will generally oppose annual option grants that exceed 5% of TSO.

     18. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

     19. Janus will generally oppose proposals regarding the repricing of underwater options.

     20. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

     21. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     22. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

     23. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     24. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     25. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     26. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

     27. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

     28. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and
          3) using restricted stock grants instead of options.

     29. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans as priced no less than 15% below market value.

OTHER CORPORATE MATTERS

     30. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     31. Janus will generally vote in favor of proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     32. Janus will generally oppose proposals for different classes of stock with different voting rights.

     33. Janus PMs will need to weigh in on proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. (Note:
          Janus has a poison pill.)

     34. Janus will generally vote in favor of proposals to increase authorized shares up to three (3) times TSO.

     35. Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

     36. Janus PMs will need to weigh in on proposals regarding the issuance of debt, including convertible debt.

     37. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     38.  Janus PMs will need to weigh in on plans of reorganization.

     39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     40. Janus will generally vote in favor of proposals regarding changes in company name.

     41. Janus PMs will need to weigh in on proposals relating to the continuance of a company.

     42. Janus PMs will need to weigh in on proposals regarding acquisitions, mergers, tender offers or changes in control.

     43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     45. Janus PMs will need to weigh in on proposals to subject shareholder rights ("poison pill") plans to a shareholder vote. (Note: Janus has a poison pill with a 10 year sunset provision.)

     46. Janus will generally vote in favor of proposals to adopt cumulative voting.

     47. Janus will generally vote in favor of proposals to require that voting be confidential.

     48. Janus will generally oppose shareholder proposals (usually environmental, human rights, equal opportunity, health issues, safety, corporate governance that are not consistent with these guidelines, etc).

     49. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

PROXY VOTING PROCEDURES (JUNE 2003)

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting, the Chief Compliance Officer and internal legal counsel. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are

----------
(1)  All references to portfolio managers include assistant portfolio managers.

responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Portfolio Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

JENNISON ASSOCIATES, LLC

                           PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

J. P. MORGAN INVESTMENT MANAGEMENT INC.

The investment adviser entities that comprise JPMorgan Fleming Asset Management ("JPMFAM") may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMFAM advisory entity will establish a proxy committee and appoint a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity.

A copy of the JPMFAM proxy voting procedures and guidelines are available upon request by contacting your client service representative.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

JUNE 30, 2003

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as summarized below, with respect to securities owned by the investment companies and separate accounts for which MFS serves as investment adviser and has the power to vote proxies.

          These policies and procedures include:

          A.   Voting Guidelines;

          B.   Review, Recommendation and Voting Procedures;

          C.   Monitoring System;

          D.   Records Retention and Reports.

A.   VOTING GUIDELINES

1.   GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

MFS' policy is that proxy voting decisions are made in light of all relevant factors affecting the anticipated impact of the vote on the long-term economic value of the relevant clients' investments in the subject company, without regard to any of MFS' corporate interests, such as distribution, 401(k) administration or institutional relationships, or the interests of any party other than the client.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. However, MFS recognizes that there are gradations in certain types of proposals (e.g., "poison pill" proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to the different proxy statements. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts.

MFS reviews proxy issues on a case-by-case basis, and there are instances when our judgment of the anticipated effect on the best long-term interests of our clients may warrant exceptions to the guidelines. The guidelines, which are summarized below, provide a framework within which the proxies are voted and have proven to be very workable in practice. These guidelines are reviewed internally and revised as appropriate.

Any potential conflicts of interest with respect to proxy votes are decided in favor of our clients' long-term economic interests. As a matter of policy, MFS will not be influenced in executing these voting rights by outside sources whose interests conflict with or are different from the interests of our clients who own these securities. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

2.   MFS' POLICY ON SPECIFIC ISSUES

NON-SALARY COMPENSATION PROGRAMS

Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices. In general, MFS votes against option programs that do not require an investment by the optionee, or that give "free rides" on the stock price.

Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold. When restricted stock issued at a discount to fair market value is the subject of a shareholder vote, MFS will strongly consider voting against its use.

MFS generally votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. More specifically, MFS votes against stock option plans for non-employee directors which involve stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

MFS also opposes plans which provide unduly generous compensation for directors or could result in excessive dilution to other shareholders. As a general guideline, MFS tends to vote against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

"GOLDEN PARACHUTES"

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS generally votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage (e.g., 200%) of such officer's annual compensation.

ANTI-TAKEOVER MEASURES

Any measure that inhibits capital appreciation in a stock, including a possible takeover, is cause of a vote against the proposal. These take many forms from "poison pills" and "shark repellents" to board classification and super-majority requirements. In general, any proposal that protects managements from action by shareholders is voted against.

REINCORPORATION AND REORGANIZATION PROPOSALS

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of appropriate management proposals, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

SOCIAL ISSUES

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS generally opposes the use of corporate resources to further a particular social objective beyond the charter of the company when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

Dilution

Reasons for issuance of stock are many and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In cases where management is asking for authorization to issue stock with no reason stated (a "blank check"), MFS is very likely to vote against.

In many cases, the unexplained authorization for common or preferred stock could work as a potential anti-takeover device, again a reason to vote against the authorization.

                               CONFIDENTIAL VOTING

MFS generally votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS generally supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm

Independence of Boards of Directors and Committees Thereof

While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of the audit committee of a board of directors, MFS generally supports proposals that would require that the audit committee be comprised entirely of directors who are deemed "independent" of the company.

BEST PRACTICES STANDARDS

Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS support these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS generally will support the enhanced standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- it is consistent with the best long-term economic interests of our clients.

FOREIGN ISSUERS - SHARE BLOCKING

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. In cases of companies governed by countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, highly material vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with its policies and procedures.

B.   REVIEW, RECOMMENDATION AND VOTING PROCEDURES

1.   GATHERING PROXIES

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm (the "Proxy Administrator") pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

2.   ANALYZING PROXIES

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager

----------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in light of the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in the best long-term economic interests of our client. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

3.   VOTING PROXIES

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.   RECORDS RETENTION AND REPORTS

Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (or an appropriate governmental agency) because we consider that information to be confidential and proprietary to the client.

On an annual basis, the MFS Proxy Consultant and the MFS Proxy Review Group report at an MFS equity management meeting on votes cast during the past year against management on the proxy statements of companies whose shares were held by the Funds and other clients.

     MERRILL LYNCH INVESTMENT MANAGERS

PROXY VOTING GUIDELINES

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.(1) Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security,
(2) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA"). (3) When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies.(4)

(1) In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.

(2) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients).

(3) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(4) Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.

In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee the "Committee") to address proxy voting issues on behalf of MLIM. 4

     I.   Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts.(5) The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties.(6) As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(7)

(5) To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

(6) If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).

(7) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.

While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote.(8) All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

(8) The Committee may delegate the actual maintenance of such records to ISS or another outside service provider.

II. Committee Membership

The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III. Special Circumstances

SECURITIES ON LOAN. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as the ir custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).(9) MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan UNLESS the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

VOTING PROXIES FOR FOREIGN COMPANIES. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, MLIM votes proxies of non-US companies only on a "best efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

MLIM AFFILIATES. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

(9)  See, e.g., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

IV. Voting Policies

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A. BOARDS OF DIRECTORS

These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

# VOTE AND DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections , except for nominees who

     - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business Section voted to implement or renew a "dead-hand" poison pill

     - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

     - fail to act on takeover offers where the majority of the shareholders have tendered their shares

     - are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent Directors

     - on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors

A.4 AGAINST proposals to classify Boards of Directors

A.5 AGAINST proposals supporting cumulative voting

A.6 FOR proposals eliminating cumulative voting

A.7 FOR proposals supporting confidential voting

A.8 FOR proposals seeking election of supervisory board members

A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10 AGAINST proposals for term limits for directors

A.11 AGAINST proposals to establish a mandatory retirement age for directors

A.12 AGAINST proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.

A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17 FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

B. AUDITORS

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

B.1 FOR approval of independent auditors, except for

     - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent

     - auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation

     - on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company

B.2 FOR proposal seeking authorization to fix the remuneration of auditors

B.3 FOR approving internal statutory auditors

C. COMPENSATION AND BENEFITS

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2 FOR proposals to eliminate retirement benefits for outside directors

C.3 AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5 AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8 AGAINST proposals seeking to pay outside directors only in stock

C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

D. CAPITAL STRUCTURE

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive. The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights

D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3 FOR proposals approving share repurchase programs

D.4 FOR proposals to split a company's stock

D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

E. CORPORATE CHARTER AND BY-LAWS

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions. The Committee's general policy is to vote:

E.1 AGAINST proposals seeking to adopt a poison pill

E.2 FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4 FOR proposals to change the company's name

F. CORPORATE MEETINGS

These are routine proposals relating to various requests regarding the formalities of corporate meetings. The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5 FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8 FOR proposals appointing inspectors of elections

F.9 FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11 AGAINST proposals to require rotating sites for shareholder meetings

G. ENVIRONMENTAL AND SOCIAL ISSUES

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes. The Committee's general policy is to vote:

G.1 AGAINST proposals seeking to have companies adopt international codes of conduct

G.2 AGAINST proposals seeking to have companies report on:

     -    environmental liabilities;

     -    bank lending policies;

     -    corporate political contributions or activities;

     -    alcohol advertising and efforts to discourage drinking by minors;

     -    costs and risk of doing business in any individual country;

     -    involvement in nuclear defense systems

G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

G.4 AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in
Section IV. below, provided the vote is consistent with the Client Proxy
Standard.

III. GUIDELINES

A.   MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          -    Selection or ratification of auditors.

          -    Approval of financial statements, director and auditor reports.

          -    Election of Directors.

          - Limiting Directors' liability and broadening indemnification of Directors.

          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          -    General updating/corrective amendments to the charter.

          -    Elimination of cumulative voting.

          -    Elimination of preemptive rights.

          - Provisions for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     1. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          Capitalization changes

          - Capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          Compensation

          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Establishment of Employee Stock Option Plans and other employee ownership plans.

          Anti-Takeover Matters

          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          -    Adoption of anti-greenmail provisions provided that the proposal:
               (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     1. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Creation of "blank check" preferred stock.

          -    Changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          -    Proposals to indemnify auditors.

     1. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

          CORPORATE TRANSACTIONS

          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

               (i)  Whether the stock option plan is incentive based;

               (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

               (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          Anti-Takeover Provisions

          -    Proposals requiring shareholder ratification of poison pills.

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          -    Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          -    Confidential voting.

          -    Reduction or elimination of supermajority vote requirements.

     1. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          -    Proposals that limit tenure of directors.

          -    Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          -    Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          -    Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          -    Requiring shareholder approval of golden parachutes.

          -    Elimination of certain anti-takeover related provisions.

          -    Prohibit payment of greenmail.

     1. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MUNDER CAPITAL MANAGEMENT
THE MUNDER FUNDS*

PROXY VOTING POLICIES AND PROCEDURES

* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, Munder Series Trust, The Munder Funds, Inc. and The Munder @Vantage Fund, as well as The Munder Funds Trust and The Munder Framlington Funds Trust, unless and until each series of such investment companies is reorganized and redomiciled as a series of Munder Series Trust

(Revised 05/20/03)

I INTRODUCTION

Munder Capital Management, including its index management division, World Asset Management (the "Advisor"), is an investment advisor registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The Munder Funds are registered as investment companies pursuant to the Investment Company Act of 1940. Pursuant to the investment advisory agreements with respect to the Munder Funds, the Board of Directors/Trustees of the Munder Funds has delegated to the Advisor discretionary investment management authority with respect to the assets of the Munder Funds (which includes proxy voting authority) and directed that the Advisor implement these Policies and Procedures in exercising that authority, as applicable to the Munder Funds. Set forth below is the Advisor's policy on voting shares owned by advisory clients over which it has discretionary voting authority. These policies may be revised from time to time (but with respect to the Munder Funds, only with approval of the Board of Directors/Trustees of the Munder Funds).

II GENERAL PRINCIPLE

The Advisor has adopted and implements these Proxy Voting Policies and Procedures ("Policies and Procedures") as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security over which the Advisor has discretionary proxy voting authority prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. The Advisor will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which the Advisor has full discretionary authority. For example, some labor unions may instruct the Advisor to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting Standards, and religious institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, the Advisor has retained Proxy Voter Services ("PVS"), a division of International Shareholder Services Inc. ("ISS"), to recommend how to vote such proxies. Similarly, ISS has worked with the Advisor to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss PVS or other customized proxy voting guidelines, as the Advisor believes such guidelines are client selected guidelines. The Advisor will generally not override ISS's recommendations with respect to voting proxies for accounts subject to PVS and other custom guidelines absent further client direction or authorization.

* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, The Munder Series Trust and The Munder @Vantage Fund as well as The Munder Funds Trust, The Munder Funds, Inc., The Munder Framlington Funds Trust, and St. Clair Funds, Inc., unless and until each series of such investment companies is recognized and redomiciled as a series of Munder Series Trust

III THE PROXY COMMITTEE

The members of the Proxy Committee are set forth on Exhibit A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update these Policies and Procedures as new issues arise. In instances of business combinations, such as proposed mergers or similar corporate actions, the Proxy Committee or its delegates also may consult with the applicable portfolio manager or portfolio management team of the accounts holding the relevant security to determine whether the business combination is in the best interest of the client. The Proxy Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis.

IV ERISA FIDUCIARY DUTIES AND PROXY VOTING

The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Accordingly, those who vote such proxies are subject to ERISA's fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA's fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin discussing ERISA's fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR Section 2509.94-2).

V PROCESS

In order to apply the general policy noted above in a timely and consistent manner, the Advisor has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS's general Proxy Voting Guidelines is attached hereto as Exhibit B. Furthermore, with respect to those clients that have directed the Advisor to follow ISS's PVS Proxy Voting Policy Statement and Guidelines, a summary of such statement and guideline is attached hereto as Exhibit C. The PVS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and Procedures. At least annually, the Proxy Committee will review ISS's general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures. The Advisor will review selected ISS's recommendations at least monthly (as described in Subsection D below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of its clients. Recommendations are communicated through ISS's website. Absent a determination to override ISS's recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. The Advisor has also retained ISS for its turnkey voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring that all proxies are submitted in a timely manner. ISS will automatically vote all client proxies in accordance with its recommendations, unless the Advisor determines to override such recommendation. The criteria for reviewing ISS's recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, the Advisor has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing ISS's recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations. In each instance where the Advisor does not separately review ISS's recommendations, the Advisor will always vote client proxies consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon the criteria set forth in Subsections A-C below, the Advisor determines that such vote is in clients' best interests (as described in Subsection E below).

A. ROUTINE CORPORATE ADMINISTRATIVE ITEMS

Philosophy: The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

1. appointment or election of auditors, unless the auditor is not independent or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;

2. increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is 6 to be increased, or management intends to use the additional authorized shares to implement a takeover defense, in which case the Advisor will analyze the proposal on a case-by-case basis as set forth in section C below);

3. directors' liability and indemnification; unless:

[ ] the proposal would entirely eliminate directors' liability for violating the duty of care; or

[ ] the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations; provided, however, that the Advisor will ordinarily vote with management's recommendation to expand coverage in cases when a director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director's legal expenses were covered;

4. name changes; or

5. the time and location of the annual meeting.

The Advisor generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. The Advisor will generally vote against an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which the Advisor is not aware.

B. SPECIAL INTEREST ISSUES

Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, the Advisor may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, the Advisor will generally either refrain from voting on shareholder proposals, or vote with management's recommendation, on issues such as:

1.   restrictions on military contracting,

2.   restrictions on the marketing of controversial products,

3.   restrictions on corporate political activities,

4.   restrictions on charitable contributions,

5.   restrictions on doing business with foreign countries,

6.   a general policy regarding human rights,

7.   a general policy regarding employment practices,

8.   a general policy regarding animal rights,

9.   a general policy regarding nuclear power plants, and

10.  rotating the location of the annual meeting among various cities.

Client accounts utilizing ISS's PVS Proxy Voting Policies and Guidelines, ISS's Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case-by-case analysis, recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

C. ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT

Philosophy: The Advisor is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Advisor believes have the potential for major economic impact on shareholder value:

1. Executive Compensation Plans

Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Advisor has delegated to ISS the estimation of the cost of a company's stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The Advisor believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stockbased incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company's compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company's market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

2. Prevention of Greenmail

These proposals seek to prevent the practice of "greenmail," or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, the Advisor opposes greenmail. The Advisor believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

3. Cumulative Voting of Directors

Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. The Advisor believes that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and the Advisor will therefore generally support cumulative voting in the election of directors.

4. Super-Majority Provisions

These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management "veto power" over merging with another company, even though a majority of shareholders may favor the merger. In most cases, the Advisor believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and the Advisor will generally vote against such provisions.

5. Fair Price Provisions

These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum "fair price" (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair 9 price. The Advisor will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

6. Defensive Strategies

The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

A. create (which generally opposed to approving, unless it cannot be used as a take-over defense) or eliminate "blank check preferred" shares;

B. classify or stagger the board of directors (which the Advisor is generally opposed to approving) or eliminate such classification or staggering (which the Advisor typically agrees should be eliminated);

C. establish or redeem "poison pills" that make it financially unattractive for a shareholder to purchase more than a small percentage of the company's shares;

D. change the size of the board; or

E. authorize or prevent the repurchase of outstanding shares.

7. Business Combinations or Restructuring

The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders.

D. REVIEW OF ISS RECOMMENDATIONS

On a regular basis, but no less frequently than monthly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. The Advisor has determined that the costs of reviewing ISS's advice and recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations, unless: (1) Complex, Unusual or Significant. ISS's recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (e.g., anti-takeover provisions or business combinations and/or restructurings), and10 (2) Client Holdings are Meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any client account AND the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer. As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations. Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of the Advisor and/or the Munder Funds as specified in Section VIII hereof.

E. OVERRIDING ISS RECOMMENDATIONS

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote client proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

(1) Complete a Proxy Override Request Form which contains: (a) information regarding the resolution in question; (b) the rationale for not following ISS's recommendation; and (c) the identification of any actual or potential conflicts between the interests of the Advisor and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.

(a) In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether the Advisor has any business interest or relationship or any executive of the Advisor has any 11 business or personal interest or relationship that might influence the Advisor to vote in a manner that might not be in its clients' best interests, considering the nature of the Advisor's business and its clients, the issuer, the proposal, and any other relevant circumstances.

(b) A conflict of interest may exist where, for example: (i) The Advisor manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts; (ii) A client or a client-supported interest group actively supports a proxy proposal; or (iii) The Advisor or senior executives of the Advisor may have personal or other business relationships with participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders - for example, an executive of the Advisor may have a spouse or other close relative who serves as a director of a company or executive of the company.

(2) The completed Proxy Override Request Form is then submitted to the Proxy Committee and the Legal/Compliance Department for review and approval. BOTH the Proxy Committee and the Legal/Compliance Department must approve an override request for it to be implemented.

(a) The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

(b) The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if: (i) No Conflict. No conflict of interest is identified. (ii) Immaterial or Remote Conflict. If a potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to 12 be unlikely to influence any determination made by the Proxy Committee.
(iii) Material Conflict. If a potential or actual conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the override request from its applicable clients.1 Such request for approval for an override shall be accompanied by a written disclosure of the conflict. With respect to shares held by one or more Munder Funds, approval of the override may be sought from the Board Process and Compliance Oversight Committee or a designated member of that Committee. If an override request is approved by the Board Process and Compliance Oversight Committee (or its designated member), the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent the Advisor receives instructions from any client, the Advisor will vote such client's shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS's recommendation. Examples of material conflicts include: (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Advisor and the override proposes to change the vote to favor such client or its management2 and
(B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of the Advisor involved in reviewing or advocating the potential override, being actively solicited to be either a client of the Advisor and the override proposes to change the vote to favor such potential client or its management.

(3) If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS's recommendation for one or more accounts, the authorizing person(s) will memorialize their approval on the Proxy Override Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

(4) The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

1 With respect to advisory clients through wrap programs, the request and disclosure need only be sent to the wrap program's sponsor.

2 Conversely, it would not be a conflict of interest to override an ISS recommendation and vote against a client or its management.

VI DISCLOSURE OF VOTE

A. PUBLIC AND CLIENT DISCLOSURES

Except to the extent required by applicable law or otherwise approved by the Advisor's general counsel or chief legal officer, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client), how we voted such client's proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how the Advisor caused their proxies to be voted. The Advisor shall take such action as may be necessary to enable the Munder Funds to further comply with all disclosure obligations imposed by applicable rules and regulations.

B. MUTUAL FUND BOARD OF DIRECTORS

Every decision to vote on a resolution in a proxy solicited by a company held by a Munder Fund in a manner different from the recommendation of ISS shall be disclosed to the Munder Fund's Board of Directors/Trustees at its next regularly scheduled meeting along with an explanation for the vote.

VII RECONCILIATION

The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which the Advisor has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

VIII RECORDKEEPING

The Advisor shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:3

1. Copies of all proxy voting policies and procedures required by section 206(4)-6 of the Advisers Act.

3 See Rule 204-2(c)(2) of the Adviser's Act.

2. A copy of each proxy statement it receives regarding client securities.

3. A record of each vote cast by the Advisor (or its designee, such as ISS) on behalf of a client.

4. A copy of any document created by the Advisor that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.

5. A record of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client. All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS's offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor (or ISS). Adopted: February, 2001 Amended as of: November 2002/May 2003

4 The Advisor may satisfy this requirement by relying on a third party (such as ISS) to make and retain on the Advisor's behalf, a copy of a proxy statement (provided the Advisor has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at www.sec.gov.

5 The Advisor may satisfy this requirement by relying a third party (such as ISS) to make and retain, on the Advisor's behalf, a record of the vote cast (provided the Advisor has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

6 The Advisor will satisfy this obligation by attaching any such documents to any Proxy Override Request Form, as provided elsewhere in these Procedures.1

EXHIBIT A

The Proxy Committee consists of the following members:

[ ]  Mary Ann Shumaker (non-voting)

[ ]  Andrea Leistra

[ ]  Debbie Leich

[ ]  Thomas Mudie

[ ]  Stephen Shenkenberg (non-voting)

Wanda Magliocco shall serve as the Proxy Manager. The Advisor has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

EXHIBIT B

INSTITUTIONAL SHAREHOLDER SERVICES PROXY VOTING GUIDELINES

EXHIBIT C

PROXY VOTER SERVICES (PVS) U.S. PROXY VOTING POLICY STATEMENT AND GUIDELINES

EXHIBIT D

PROXY OVERRIDE REQUEST FORM

Company: _______________________________________________________________________

Date of Proxy: ________________________ Date of Meeting: _______________________

Person Requesting Override: ____________________________________________________

Is the Company or one of its affiliates (e.g, a pension plan or significant shareholder) a client or actively solicited prospective client of Munder?
[ ] No [ ] Yes (identify) ______________________________________________________

________________________________________________________________________________

Other Potential Conflicts: _____________________________________________________

Did anyone contact Munder to change its vote? [ ] No [ ] Yes (identify and explain) _______________________________________________________________________

Override vote for: [ ] All client accounts holding a Company proxy, or

[ ] Specific accounts (identify): ______________________________________________

Please override ISS's recommendation and vote the following resolutions as indicated: (Attach additional sheets of paper if more space is needed.)

RESOLUTION TO ELECT DIRECTORS

Name: __________________________________________ [ ] For [ ] Against [ ] Abstain

Name: __________________________________________ [ ] For [ ] Against [ ] Abstain

Name: __________________________________________ [ ] For [ ] Against [ ] Abstain

Name: __________________________________________ [ ] For [ ] Against [ ] Abstain

Name: __________________________________________ [ ] For [ ] Against [ ] Abstain

Rationale: _____________________________________________________________________

________________________________________________________________________________

Approval: __________________________________ Date: _____________________________

RESOLUTION NO. ________________________________: [ ] For [ ] Against [ ] Abstain

Description: ___________________________________________________________________

Rationale: _____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Approval: __________________________________ Date: _____________________________

NOTE: ATTACH A RECORD OF ALL ORAL, AND A COPY OF ALL WRITTEN, COMMUNICATIONS RECEIVED AND MEMORANDA OR SIMILAR DOCUMENTS CREATED THAT WERE MATERIAL TO MAKING A DECISION ON THE RESOLUTION IN QUESTION.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description Of Proxy Voting Policies And Procedures. Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

SALOMON BROTHERS ASSET MANAGEMENT INC

As part of the Citigroup Asset Management ("CAM") group of companies, Salomon Brothers Asset Management Inc is subject to the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM advisers, including Salomon Brothers Asset Management Inc, vote proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the Policies.

CAM votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

You may request a copy of CAM's Proxy Voting Policies and Procedures; and /or information concerning how CAM voted proxies with respect to the securities held in your account. Such requests may be made by sending a written request to:
Citigroup Asset Management, 300 First Stamford Place, 3rd Floor, Stamford, CT 06902, Attention: Denise Corsetti.

TEMPLETON INVESTMENT COUNSEL, LLC

     Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

     All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

     As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

     The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

     Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

     The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

     The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view

Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

T. ROWE PRICE ASSOCIATES, INC.

                       PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the
T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

REPORTING. Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

THIRD AVENUE MANAGEMENT LLC

THIRD AVENUE MANAGEMENT LLC ("TAM") - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

This summary describes TAM's policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, TAM is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

POLICY GUIDELINES

TAM has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, TAM would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

ABSTENTION FROM VOTING

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which TAM serves as adviser or sub-adviser(1) and the

----------

Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which TAM has voting responsibility(1).

SOLE VOTING RESPONSIBILITY

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to TAM's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how the proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends Proxy Voting Committee meetings to field any potential conflict issues and document voting determinations. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. TAM's General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

SHARED VOTING RESPONSIBILITY

TAM may share voting responsibility with a client who has retained the right to veto TAM's voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM's determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management or anyone else at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. TAM's General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, TAM's General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping

TAM shall maintain required records relating to votes cast, client requests for information and TAM's proxy voting policies and procedures in accordance with applicable law.

(1) Advisers of certain mutual funds sub-advised by TAM have retained their own authority to vote proxies.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party is set forth in Appendix B. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIME PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

                                   APPENDIX A
                         PROXY VOTING POLICY GUIDELINES

The following is a concise summary of TIM's proxy voting policy guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

-    Purchase price is at least 85 percent of fair market value

-    Offering period is 27 months or less, and

-    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX B
                             INDEPENDENT THIRD PARTY

The following provider has been selected by TIM to function as the Independent Third Party as set forth in the Policy.

     Institutional Shareholder Services, Inc. ("ISS")

UNION PLANTERS INVESTMENT ADVISORS, INC

PROXY VOTING PROCEDURES

The Firm's Policy & Procedures Manual regarding proxy voting provides:

     Subject to the specific written direction from a client, proxy voting shall be the responsibility of the Firm's Equity Policy Committee, which has delegated the responsibility for voting proxies for which it has the responsibility to vote to an unaffiliated service provider.

These procedures are adopted by the Firm's Equity Policy Committee (the "Committee") pursuant to the policy cited above.

1. Evaluation and Voting

The Firm has delegated proxy-voting authority to an outside service provider that will receive each proxy that the Firm has the responsibility to vote. The designated service provider will review the issues presented by the proxy and, where it is appropriate to do so, will vote the proxy in accordance with the Firm's proxy voting guidelines. If the proxy presents issues not addressed in the proxy voting guidelines or the Committee believes that one or more issues presented by the proxy should not be voted as indicated by the guidelines, the Committee will review the issue and the Firm will cast its vote based upon the recommendation of the Committee.

2. Conflict of Interest

The use of a third party proxy voting service is designed to ensure that the Firm will vote client securities in the best interest of the clients and will avoid material conflicts between the Firm and its clients. The Firm has delegated the responsibility for voting proxies for whom the Firm has the responsibility to vote. The designated provider will review the issues presented by each proxy and, will vote the proxy on behalf of the Firm in accordance with its proxy voting guidelines.

                                  3. REPORTING

The Committee will review and maintain Vote Summary Reports received from the outside service provider relating to the voting of proxies.

                                   APPENDIX D
                         AEGON/TRANSAMERICA SERIES TRUST
                          PORTFOLIO MANAGER INFORMATION

                  AMERICAN CENTURY LARGE COMPANY VALUE ("FUND")
        AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                              Registered                  Other Pooled
                         Investment Companies          Investment Vehicles          Other Accounts
                    -----------------------------   ------------------------   ------------------------
                    Number of                       Number of                  Number of
Portfolio Manager    Accounts      Total Assets      Accounts   Total Assets    Accounts   Total Assets
-----------------   ---------   -----------------   ---------   ------------   ---------   ------------
Mark Mallon             9       $5,359,580,053.11      N/A           N/A           1        $111,717.45
Charles A. Ritter       9       $5,359,580,053.11      N/A           N/A           1        $111,717.45
Brendan Healy           9       $5,359,580,053.11      N/A           N/A           1        $111,717.45

POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed-income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

Portfolio Manager         Form and Structure of Compensation
-----------------         ----------------------------------
Mark Mallon         Base Salary, Bonuses & Restricted Stock Plans
Charles A. Ritter   Base Salary, Bonuses & Restricted Stock Plans
Brendan Healy       Base Salary, Bonuses & Restricted Stock Plans

COMPENSATION

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY

Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. The starting point for the custom peer group of its policy portfolio is the Lipper Large & Multi-Cap Value category, and its market benchmark for compensation purposes is the Russell 1000 Value index.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research project and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of each Fund beneficially owned by the Fund's portfolio manager as of December 31, 2004.

                                        $10,001-   $50,001-   $100,001-   $500,001-    Over
Portfolio Manager   None   $1-$10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
-----------------   ----   ----------   --------   --------   ---------   ----------   ----------
Mark Mallon           X
Charles A. Ritter     X
Brendan Healy         X

                     AMERICAN CENTURY INTERNATIONAL ("FUND")
          AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. ("ACGIM")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                                                        Other Pooled Investment
                    Registered Investment Companies            Vehicles                   Other Accounts
                    -------------------------------   --------------------------   ---------------------------
                     Number of                        Number of                    Number of
Portfolio Manager     Accounts      Total Assets       Accounts    Total Assets     Accounts     Total Assets
-----------------    ---------   -----------------    ---------   --------------   ---------   ---------------
Keith Creveling          9       $8,204,968,232.38        1       $46,807,879.74       1       $174,182,177.03
Michael M.
   Perelstein            9       $8,204,968,232.38        1       $46,807,879.74       1       $174,182,177.03

POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. ACGIM has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing ACGIM client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed-income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy.

Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. ACGIM's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

ACGIM's may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. ACGIM's has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, ACGIM has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system.

Finally, investment of ACGIM's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, ACGIM has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to ACGIM to the detriment of client portfolios.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

  Portfolio Manager           Form and Structure of Compensation
-------------------           ----------------------------------
Keith Creveling         Base Salary, Bonuses & Restricted Stock Plans
Michael M. Perelstein   Base Salary, Bonuses & Restricted Stock Plans

COMPENSATION

ACGIM portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY

Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for American Century International. The starting point for the custom peer group of its policy portfolio is the Lipper International Funds, excluding Value, and its market benchmark for compensation purposes is the MSCI EAFE index.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research project and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC), ACGIM's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the ACGIM mutual funds in which the portfolio manager chooses to invest them.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of each Fund beneficially owned by the Fund's portfolio manager as of December 31, 2004.

                                            $10,001-   $50,001-   $100,001-   $500,001-    Over
Portfolio Manager       None   $1-$10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
-----------------       ----   ----------   --------   --------   ---------   ----------   ----------
Keith Creveling           X
Michael M. Perelstein     X

                             MARSICO GROWTH ("FUND")
                BANC OF AMERICA CAPITAL MANAGEMENT, LLC ("BACAP")

Bank of America Capital Management, LLC serves as sub-adviser to the Fund. BACAP has subsequently entered into an agreement with Marsico Capital Management, LLC ("MCM") under which MCM provides portfolio management to the Fund.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                                                        Other Pooled Investment
                    Registered Investment Companies            Vehicles                   Other Accounts
                    -------------------------------   --------------------------   ---------------------------
                     Number of                        Number of                    Number of
Portfolio Manager     Accounts      Total Assets       Accounts    Total Assets     Accounts     Total Assets
-----------------    ---------   -----------------    ---------   --------------   ---------   ---------------
Thomas F. Marsico        29       $21,873,160,000         11      $1,044,513,000      167      $16,996,826,000

POTENTIAL CONFLICTS OF INTEREST

Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the Marsico Growth Fund, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

The structure of, and the method used to determine the compensation of each portfolio manager.

MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of each Fund beneficially owned by the Fund's portfolio manager as of December 31, 2004.

                                        $10,001-   $50,001-   $100,001-   $500,001-    Over
Portfolio Manager   None   $1-$10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
-----------------   ----   ----------   --------   --------   ---------   ----------   ----------
Thomas F. Marsico     X

              CAPITAL GUARDIAN U.S. EQUITY, CAPITAL GUARDIAN VALUE
                      AND CAPITAL GUARDIAN GLOBAL ("FUNDS")
                     CAPITAL GUARDIAN TRUST COMPANY ("CGTC")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table.

                                                          Other Pooled Investment
                      Registered Investment Companies             Vehicles                   Other Accounts
                      -------------------------------   ---------------------------   ----------------------------
                        Number of                       Number of                     Number of
Portfolio Manager        Accounts     Total Assets       Accounts     Total Assets     Accounts     Total Assets
-----------------       ---------   ---------------     ---------   ---------------   ---------   ----------------
Karen Miller                12      $ 6,370,000,000         15      $ 2,910,000,000      102      $ 23,560,000,000
Theodore Samuels             9      $ 5,460,000,000          8        1,610,000,000      460      $ 27,060,000,000
Eugene Stein                11      $ 6,270,000,000         14        6,260,000,000      142      $ 39,830,000,000
Alan J. Wilson              22      $12,680,000,000         23      $ 9,000,000,000      238      $ 66,630,000,000
David I. Fisher             24      $26,320,000,000         36      $47,660,000,000      379      $110,300,000,000
Michael R. Erickson         13      $ 6,430,000,000         23      $18,240,000,000      408      $103,860,000,000
Terry Berkemeier             9      $ 5,270,000,000          9      $ 5,110,000,000      166      $ 47,880,000,000
Richard Havas               15      $ 5,530,000,000         23      $36,200,000,000      278      $ 83,480,000,000

                                                          Other Pooled Investment
Portfolio Manager     Registered Investment Companies             Vehicles                   Other Accounts
-----------------     -------------------------------   ---------------------------   ----------------------------
Nancy Kyle                 16       $21,610,000,000         30      $44,340,000,000      230      $ 66,120,000,000
Chris Reed                 15       $ 5,530,000,000         15      $32,100,000,000      284      $ 70,990,000,000
Lionel Sauvage             15       $ 5,530,000,000         21      $37,750,000,000      308      $ 94,710,000,000
Nilly Sikorsky             15       $ 5,530,000,000         28      $42,120,000,000      548      $142,330,000,000
Rudolf Staehelin           15       $ 5,530,000,000         22      $41,490,000,000      413      $104,620,000,000

For each Portfolio Manager identified above, the table below sets forth the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of that account.

                                                          Other Pooled Investment
                      Registered Investment Companies             Vehicles                   Other Accounts
                      -------------------------------   ---------------------------   ----------------------------
                       Number of                        Number of                     Number of
Portfolio Manager       Accounts      Total Assets       Accounts     Total Assets     Accounts     Total Assets
-----------------      ---------   -----------------    ---------   ---------------   ---------   ----------------
Karen Miller               0          $          0          0         $          0         3       $ 2,600,000,000
Theodore Samuels           0          $          0          0         $          0         3       $ 2,600,000,000
Eugene Stein               0          $          0          0         $          0         8       $ 6,210,000,000
Alan J. Wilson             0          $          0          0         $          0        14       $ 9,460,000,000
David I. Fisher            1          $620,000,000          4         $430,000,000        14       $ 9,250,000,000
Michael R. Erickson        0          $          0          0         $          0        61       $24,710,000,000
Terry Berkemeier           0          $          0          0         $          0        11       $ 6,580,000,000
Richard Havas              1          $620,000,000          0         $          0        12       $ 6,820,000,000
Nancy Kyle                 1          $620,000,000          0         $          0        11       $ 6,660,000,000
Chris Reed                 1          $620,000,000          0         $          0        31       $12,400,000,000
Lionel Sauvage             1          $620,000,000          0         $          0        19       $ 9,400,000,000
Nilly Sikorsky             1          $620,000,000          4         $430,000,000        80       $34,190,000,000
Rudolf Staehelin           1          $620,000,000          0         $          0        39       $16,740,000,000

POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. CGTC has adopted policies and procedures that are designed to minimize the effects of these conflicts.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

CGTC uses a system of multiple portfolio managers in managing the Funds' assets. (In addition, CGTC's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research effort.

The benchmarks used to measure performance of the portfolio managers for Capital Guardian U.S. Equity include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. The benchmark used to measure performance of the portfolio manager for Capital Guardian Value include the Russell 1000 Value Index and customized Growth & Income Index. The benchmarks used to measure performance for Capital Guardian Global include, as applicable, an adjusted MSCI EAFE Index, and adjusted Lipper International Index, an adjusted Lipper Global Index, an adjusted MSCI World Index, a customized Growth and Income Index based on the Lipper Growth and Income Index, the MSCI North America Index, and the MSCI USA Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of each Fund beneficially owned by the Fund's portfolio manager as of December 31, 2004.

                               $1-     $10,001-   $50,001-   $100,001-    $500,001-      Over
Portfolio Manager     None   $10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
-----------------     ----   -------   --------   --------   ---------   ----------   ----------
Karen Miller            X
Theodore Samuels        X
Eugene Stein            X
Alan J. Wilson          X
David I. Fisher         X
Michael R. Erickson     X
Terry Berkemeier        X
Richard Havas           X
Nancy Kyle              X
Chris Reed              X

                               $1-     $10,001-   $50,001-   $100,001-    $500,001-      Over
Portfolio Manager     None   $10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
-----------------     ----   -------   --------   --------   ---------   ----------   ----------
Lionel Sauvage          X
Nilly Sikorsky          X
Rudolf Staehelin        X

                       FEDERATED GROWTH & INCOME ("FUND")
       FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA ("SUB-ADVISER")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                             Registered                       Other
                        Investment Companies       Pooled Investment Vehicles         Other Accounts
                    ----------------------------   --------------------------   --------------------------
                       Number                         Number                       Number
Portfolio Manager   of Accounts    Total Assets    of Accounts   Total Assets   of Accounts   Total Assets
-----------------   -----------   --------------   -----------   ------------   -----------   ------------
Steven Lehman            1        $2,059,850,000       N/A            N/A           N/A            N/A

POTENTIAL CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades ("soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

Steve Lehman is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four performance categories in the Balanced Scorecard:
Investment Product Performance, Customer Satisfaction, Leadership/Teamwork/Communication, and Financial Success. Investment Product Performance is weighted most heavily. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's designated peer group of comparable funds (e.g., funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years. As noted above, Mr. Lehman is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager.

Customer Satisfaction is assessed through two components: Sales and Marketing Support and Net Sales. Federated's senior management assesses the quality, amount and effectiveness of sales and marketing support, with input from sales management. Net sales are assumed to indirectly reflect customer satisfaction, so net fund flows may be assessed relative to industry trends for the fund category.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. Half of the financial success category is measured based on growth of the portfolio manager's funds (assets under management and revenues), and supporting the appropriate number of funds to improve efficiency and enhance strong fund performance. Half of the financial success category is based on the growth in assets under management and revenues attributable to the portfolio manager's department, to encourage teamwork. The financial success score is lowered if Federated's overall financial targets are not achieved.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of each Fund beneficially owned by the Fund's portfolio manager as of December 31, 2004.

                             $1-     $10,001-   $50,001-   $100,001-    $500,001-      Over
Portfolio Manager   None   $10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
-----------------   ----   -------   --------   --------   ---------   ----------   ----------
Steve Lehman         X

             GREAT COMPANIES - AMERICA, GREAT COMPANIES - TECHNOLOGY
                 AND TEMPLETON GREAT COMPANIES GLOBAL ("FUNDS")
                   GREAT COMPANIES, L.L.C. ("GREAT COMPANIES")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                               Registered                       Other
                          Investment Companies       Pooled Investment Vehicles         Other Accounts
                      ----------------------------   --------------------------   --------------------------
                         Number                         Number                       Number
Portfolio Manager     of Accounts    Total Assets    of Accounts   Total Assets   of Accounts   Total Assets
-----------------     -----------   --------------   -----------   ------------   -----------   ------------
James H. Huguet            5         $825,150,000        N/A            N/A            32        $26,160,000
Gerald W. Bollman          5         $825,150,000        N/A            N/A            32        $26,160,000
Matthew C. Stephani        5         $825,150,000        N/A            N/A            32        $26,160,000
Derek M. Hong              5         $825,150,000        N/A            N/A            32        $26,160,000

POTENTIAL CONFLICTS OF INTEREST

The Investment Committee manages five different strategies. Generally, the accounts with similar strategies are all managed by the committee using the same objective, approach, and philosophy. Great Companies has procedures in place to minimize any conflicts of interests. There may be some potential conflicts of interests that arise because of managing multiple strategies and having different types of clients.

          - Managing several portfolios may lead to the Committee concentrating on one strategy over another. While the Committee oversees all of the strategies, different portfolio managers spend the majority of their time concentrating on different strategies. Each strategy should receive an equal amount of attention.

          - At times, there may be large contributions to or distributions from the mutual funds that are being managed. This will lead to purchases or sales of securities within that fund. The separate accounts managed by the firm with the same strategy as the fund may not have these additional transactions.

          - Whenever possible, block trades are placed and all clients receive an average price. There are some accounts that have instructed the firm to direct trades through a particular broker. In this instance, a separate, non-simultaneous transaction will be placed. The account may or may not be receiving best execution for these directed trades.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

The portfolio managers receive a salary and a bonus, if applicable. The salary is based upon the manager's experience and tenure with the company. The bonus is based upon the overall profitability of the whole company. The salary and bonus are not based upon the Funds' pre- or after-tax performance, value of the assets held in the Funds, or in any way tied into any benchmark used to measure the Funds' performance. The portfolio managers manage other accounts and their compensation is the same.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Funds

The following table indicates the dollar range of each Fund beneficially owned by the Funds' portfolio manager as of December 31, 2004.

                             $1-       $10,001-   $50,001-   $100,001-   $500,001-    Over
Portfolio Manager     None   $10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
-----------------     ----   -------   --------   --------   ---------   ----------   ----------
James H. Huguet                 X
Gerald W. Bollman      X
Matthew C. Stephani    X
Derek M. Hong          X

                 CLARION GLOBAL REAL ESTATE SECURITIES ("FUND")
               ING CLARION REAL ESTATE SECURITIES ("SUB-ADVISER")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table.

                              Registered                       Other
                         Investment Companies        Pooled Investment Vehicles         Other Accounts(1)
                     ----------------------------   ---------------------------   ----------------------------
                        Number                         Number                        Number
Portfolio Manager    of Accounts    Total Assets    of Accounts    Total Assets   of Accounts    Total Assets
-----------------    -----------   --------------   -----------   -------------   -----------   --------------
T. Ritson Ferguson        4        $3,576,600,000        2        $168,600,000,        38       $2,584,100,000
Joseph P. Smith           4        $3,576,600,000        2        $ 168,600,000        38       $2,584,100,000

(1.) Of these accounts, 2 accounts (with combined assets of $630 million) pay advisory fees that are performanced based.

POTENTIAL CONFLICTS OF INTEREST

Conflicts of interest are mitigated by the following allocation procedures. The Investment Policy Committee (IPC) reviews all client accounts and determines the desired holdings and percentage of a specific security in those client accounts. These allocation models are entered into the Moxy system, which automates the allocation of all purchases and sales according to the established targets. A pre-allocation is entered initially into Moxy. Each portfolio receives its proportionate share of the amount executed, whether in its entirety or a partial execution. Allocations are done on a total portfolio market value so no account receives a disproportionate amount over another. Each advisory client account is treated equal. No one is favored. A security matrix report is generated a week before month end to compare the percentage of each holding in relation to the other accounts in that model. Any large deviations are corrected before month end.

Likewise, allocations of initial public offerings are allocated pro rata to eligible accounts.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

There are three pieces of compensation for portfolio managers' salary, bonus and deferred compensation. Salary is set and market competitive. Bonus and deferred compensation is based upon a variety of factors, one of which is performance across all accounts.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of each Fund beneficially owned by the Fund's portfolio managers as of December 31, 2004.

                            $1-       $10,001-   $50,001-   $100,001-   $500,001-    Over
Portfolio Manager    None   $10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
-----------------    ----   -------   --------   --------   ---------   ----------   ----------
T. Ritson Ferguson     X
Joseph P. Smith        X

                              JANUS GROWTH ("FUND")
                  JANUS CAPITAL MANAGEMENT LLC ("SUB-ADVISER")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                             Registered                       Other
                        Investment Companies       Pooled Investment Vehicles         Other Accounts
                    ----------------------------   --------------------------   --------------------------
                       Number                         Number                       Number
Portfolio Manager   of Accounts    Total Assets    of Accounts   Total Assets   of Accounts   Total Assets
-----------------   -----------   --------------   -----------   ------------   -----------   ------------
Ed Keely                 2        $2,919,754,653       N/A            N/A            5         $65,161,658

POTENTIAL CONFLICTS OF INTEREST

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("Janus Capital") restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three-year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of each Fund beneficially owned by the Fund's portfolio manager as of December 31, 2004.

Portfolio          $1-       $10,001-   $50,001-   $100,001-   $500,001-    Over
Manager     None   $10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
---------   ----   -------   --------   --------   ---------   ----------   ----------
Ed Keely      X

              J.P. MORGAN ENHANCED INDEX, J.P. MORGAN MID CAP VALUE
                            AND AEGON BOND ("FUNDS")
             J.P. MORGAN INVESTMENT MANAGEMENT INC. ("SUB-ADVISER")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                        Registered Investment       Other Pooled Investment
                              Companies                    Vehicles                  Other Accounts
                     --------------------------   --------------------------   --------------------------
                     Number of                    Number of                    Number of
Portfolio Manager     Accounts    Total Assets     Accounts    Total Assets     Accounts    Total Assets
-----------------    ---------   --------------   ---------   --------------   ---------   --------------
Terance Chen              9      $2,400,000,000       8       $2,400,000,000       16      $5,000,000,000
Cristian Posada           0      $            0       0       $            0        0      $            0
Jonathan K. Simon        12      $8,100,000,000       3       $2,700,000,000       21      $3,100,000,000
Douglas S. Swanson        6      $8,800,000,000       4       $1,800,000,000       53      $7,600,000,000

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Sub-Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Sub-Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Sub-Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Sub-Adviser could be viewed as having a conflict of interest to the extent that the Sub-Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Sub-Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Sub-Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Sub-Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Sub-Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which a Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Sub-Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Sub-Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Sub-Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Sub-Adviser so that fair and equitable allocation will occur over time.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

The Sub-Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Sub-Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Funds

The following table indicates the dollar range of each Fund beneficially owned by the Funds' portfolio managers as of December 31, 2004.

Portfolio                   $1-       $10,001-   $50,001-   $100,001-   $500,001-    Over
Manager              None   $10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
---------            ----   -------   --------   --------   ---------   ----------   ----------
Terance Chen           X
Cristian Posada        X
Jonathan K. Simon      X
Douglas S. Swanson     X

                            JENNISON GROWTH ("FUND")
                      JENNISON ASSOCIATES LLC ("JENNISON")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                           Registered Investment          Other Pooled Investment
                                 Companies                        Vehicles                     Other Accounts
                      ------------------------------   -----------------------------   -----------------------------
                      Number of                        Number of                       Number of
Portfolio Manager      Accounts      Total Assets       Accounts      Total Assets      Accounts      Total Assets
-----------------     ---------   ------------------   ---------   -----------------   ---------   -----------------
Michael A. DelBalso       14      $ 8,712,812,845.88       5       $1,287,496,329.21       15      $1,308,957,600.80
Spiros Segalas            13      $14,275,938,092.85       2       $  222,629,452.08        9      $2,580,147,144.55
Kathleen A                14      $ 7,572,513,892.15       4       $  253,264,620.96       37      $3,627,689,050.87
McCarragher

POTENTIAL CONFLICTS OF INTEREST

In managing other portfolios, certain conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Jennison has adopted policies and procedures that seek to minimize the effects of these conflicts.

Generally, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:

     - One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

     - The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;

     -    Historical and long-term business potential of the product strategies;

     -    Qualitative factors such as teamwork and responsiveness;

     - Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of each Fund beneficially owned by the Fund's portfolio managers as of December 31, 2004.

Portfolio                        $1-       $10,001-   $50,001-   $100,001-   $500,001-    Over
Manager                   None   $10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
---------                 ----   -------   --------   --------   ---------   ----------   ----------
Michael A. DelBalso         X
Spiros Segalas              X
Kathleen A. McCarragher     X

                             MFS HIGH YIELD ("FUND")
                        MFS INVESTMENT MANAGEMENT ("MFS")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                        Registered Investment      Other Pooled Investment
                              Companies                   Vehicles                Other Accounts
                     --------------------------   ------------------------   ------------------------
                     Number of                    Number of                  Number of
Portfolio Manager     Accounts    Total Assets     Accounts   Total Assets    Accounts   Total Assets
-----------------    ---------   --------------   ---------   ------------   ---------   ------------
John F. Addeo           10       $3,941,967,426       2       $269,455,719       2       $565,167,050
Scott B. Richards       10       $3,941,967,426       2       $269,455,719       2       $565,167,050

POTENTIAL CONFLICTS OF INTEREST

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for other accounts with similar investment objectives of MFS or a subsidiary of MFS. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     - Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     - Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

          - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

          - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of each Fund beneficially owned by the Fund's portfolio managers as of December 31, 2004.

Portfolio                  $1-       $10,001-   $50,001-   $100,001-   $500,001-    Over
Manager             None   $10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
---------           ----   -------   --------   --------   ---------   ----------   ----------
John F. Addeo         X
Scott B. Richards     X

                        MERCURY LARGE CAP VALUE ("FUND")
           FUND ASSET MANAGEMENT L.P., D/B/A MERCURY ADVISORS ("FAM")
          AN AFFILIATE OF MERRILL LYNCH INVESTMENT MANAGEMENT ("MLIM")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

The Portfolio Manager may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                       Registered Investment      Other Pooled Investment
                             Companies                   Vehicles                Other Accounts
                    --------------------------   ------------------------   ------------------------
                    Number of                    Number of                  Number of
Portfolio Manager    Accounts    Total Assets     Accounts   Total Assets    Accounts   Total Assets
-----------------   ---------   --------------   ---------   ------------   ---------   ------------
Robert Doll             13      $4,978,039,112       3       $794,620,067       2       $134,765,032

POTENTIAL CONFLICTS OF INTEREST

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by FAM and its affiliates, including other client accounts managed by a portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Fund.

To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

The MLIM Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Policies and Procedures:

Compensation Program

The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

Base Salary

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management of Merrill Lynch strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

Other Benefits

Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of each Fund beneficially owned by the Fund's portfolio manager as of December 31, 2004.

Portfolio              $1-     $10,001-   $50,001-   $100,001-    $500,001-      Over
Manager       None   $10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
---------     ----   -------   --------   --------   ---------   ----------   ----------
Robert Doll     X

              VAN KAMPEN MID-CAP GROWTH, VAN KAMPEN LARGE CAP CORE
            AND VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION ("FUNDS")
   MORGAN STANLEY INVESTMENT MANAGEMENT INC. D/B/A VAN KAMPEN ("SUB-ADVISER")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

Van Kampen Mid-Cap Growth

                       Registered Investment       Other Pooled Investment
                             Companies                    Vehicles                  Other Accounts
                    ---------------------------   ------------------------   ---------------------------
                    Number of                     Number of                  Number of
Portfolio Manager    Accounts     Total Assets     Accounts   Total Assets    Accounts     Total Assets
-----------------   ---------   ---------------   ---------   ------------   ---------   ---------------
Gary Lewis              10      $10,023,512,800       0            $0            0              $0
Dudley Brickhouse       10      $10,023,512,800       0            $0            0              $0
Janet Luby              11      $10,087,092,748       0            $0            0              $0
David Walker            10      $10,023,512,800       0            $0            0              $0
Matthew Hart            10      $10,023,512,800       0            $0            0              $0
Scott Miller            10      $10,023,512,800       0            $0            0              $0

Van Kampen Large Cap Core

                       Registered Investment       Other Pooled Investment
                             Companies                    Vehicles                  Other Accounts
                    ---------------------------   ------------------------   ---------------------------
                    Number of                     Number of                  Number of
Portfolio Manager    Accounts     Total Assets     Accounts   Total Assets    Accounts     Total Assets
-----------------   ---------   ---------------   ---------   ------------   ---------   ---------------
Dennis P. Lynch         35      $14,930,000,000       2       $351,000,000       17      $1,271,000,000
David S. Cohen          35      $14,930,000,000       2       $351,000,000       17      $1,271,000,000
Sam Chainani            35      $14,930,000,000       2       $351,000,000       17      $1,271,000,000
B. Robert Baker         10      $    20,189,000       1       $ 32,100,000        3      $    1,716,500
Jason Leder             10      $    20,189,000       1       $ 32,100,000        3      $    1,716,500
Kevin Holt              10      $    20,189,000       1       $ 32,100,000        3      $    1,716,500

Van Kampen Active International Allocation

                       Registered Investment       Other Pooled Investment
                             Companies                    Vehicles                  Other Accounts
                    ---------------------------   ------------------------   ---------------------------
                    Number of                     Number of                  Number of
Portfolio Manager    Accounts     Total Assets     Accounts   Total Assets    Accounts     Total Assets
-----------------   ---------   ---------------   ---------   ------------   ---------   ---------------
Ann Thivierge           6          $2,319,000         2        $1,631,200        7          $4,454,200

POTENTIAL CONFLICTS OF INTEREST

Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

     -    Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates; and

     - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     -    Contribution to the business objectives of the Sub-Adviser.

     -    The dollar amount of assets managed by the portfolio manager.

     -    Market compensation survey research by independent third parties.

     -    Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of each Fund beneficially owned by the Funds' portfolio managers as of December 31, 2004.

Van Kampen Mid-Cap Growth

                           $1-       $10,001-   $50,001-    $100,001-   $500,001-    Over
Portfolio Manager   None   $10,000   $50,000    $100,000    $500,000    $1,000,000   $1,000,000
-----------------   ----   -------   --------   --------    ---------   ----------   ----------
Gary Lewis            X
Dudley Brickhouse     X
Janet Luby            X
David Walker          X
Matthew Hart          X
Scott Miller          X

Van Kampen Large Cap Core

                           $1-       $10,001-   $50,001-    $100,001-   $500,001-    Over
Portfolio Manager   None   $10,000   $50,000    $100,000    $500,000    $1,000,000   $1,000,000
-----------------   ----   -------   --------   --------    ---------   ----------   ----------
Dennis P. Lynch       X
David S. Cohen        X
Sam Chainani          X
B. Robert Baker       X
Jason Leder           X
Kevin Holt            X

Van Kampen Active International Allocation

                             $1-     $10,001-    $50,001-   $100,001-    $500,001-      Over
Portfolio Manager   None   $10,000    $50,000   $100,000     $500,000   $1,000,000   $1,000,000
-----------------   ----   -------   --------   --------    ---------   ----------   ----------
Ann Thivierge         X

ASSET ALLOCATION - CONSERVATIVE PORTFOLIO, ASSET ALLOCATION - GROWTH PORTFOLIO,
                     ASSET ALLOCATION - MODERATE PORTFOLIO,
         ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO ( EACH A "FUNDS") CONSTRUCTION CONSULTANT: MORNINGSTAR ASSOCIATES, LLC. ("MORNINGSTAR ASSOCIATES")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Manager may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                       Registered Investment       Other Pooled Investment
                             Companies                    Vehicles                  Other Accounts
                    ---------------------------   ------------------------   ---------------------------
                    Number of                     Number of                  Number of
Portfolio Manager    Accounts     Total Assets     Accounts   Total Assets    Accounts     Total Assets
-----------------   ---------   ---------------   ---------   ------------   ---------   ---------------
Todd Porter             0              $0             0            $0          5,618       $155,000,000

POTENTIAL CONFLICTS OF INTEREST

Morningstar Associates, employees may purchase or sell for their own accounts the same or different investments from those recommendations made to its clients, including the fund of funds underlying Transamerica IDEX Mutual Funds.

However, because Morningstar Associates recommends portfolios consisting of mutual funds, the personal investing activities of its personnel should not conflict with its advisory activities or the timing of its allocation recommendations. Despite that fact, Morningstar Associates requires certain of its employees, including Mr. Porter, to submit to its Chief Compliance Officer, a Personal Security Transaction Report quarterly and a Personal Holdings Report annually. In addition, all employees of Morningstar Associates are not allowed to buy/sell positions in publicly traded companies that, as a significant part of their business, manage mutual funds and/or closed-end funds. This prohibition is intended to mitigate any appearance of conflicts of interest.

In addition, Morningstar Associates has adopted policies to prevent employees from trading on the basis of material nonpublic information. Employees in possession of material, nonpublic information may not trade in securities to which the information relates or tip such information to others. In certain instances, the firm will employ information blocking devices, watch lists, and restricted lists as a means of preventing illegal insider trading.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

Mr. Porter receives a fixed salary. In addition each member of the team receives an annual bonus, based on the discretion of the President of Morningstar Associates and from a pool that is tied to the profitability of Morningstar Associates operations. A significant portfolio of the revenue of Morningstar Associates comes from the fee based on the assets under management in the fund of funds. Mr. Porter may also receive options on the stock of Morningstar, Inc. Such options are distributed annual at the discretion of the President of Morningstar Associates.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Funds

The following table indicates the dollar range of each Fund beneficially owned by the Fund's portfolio manager as of December 31, 2004.

                           $1-       $10,001-   $50,001-    $100,001-   $500,001-    Over
Portfolio Manager   None   $10,000   $50,000    $100,000    $500,000    $1,000,000   $1,000,000
-----------------   ----   -------   --------   ---------   ---------   ----------   ----------
Todd Porter           X

                              MUNDER NET50 ("FUND")
                      MUNDER CAPITAL MANAGEMENT ("MUNDER")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                       Registered Investment       Other Pooled Investment
                             Companies                    Vehicles                  Other Accounts
                    ---------------------------   ------------------------   ---------------------------
                    Number of                     Number of                  Number of
Portfolio Manager    Accounts     Total Assets     Accounts   Total Assets    Accounts     Total Assets
-----------------   ---------   ---------------   ---------   ------------   ---------   ---------------
Kenneth A. Smith        4        $1,233,000,000       1        $46,000,000       0              $0
Jonathan R.
Woodley                 4        $1,233,000,000       1        $46,000,000       0              $0
Mark A. Lebovitz        4        $1,233,000,000       1        $46,000,000       0              $0

POTENTIAL CONFLICTS OF INTEREST

As indicated in the table above, portfolio managers at Munder may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Munder does not track the time a portfolio manager spends on a single portfolio, Munder does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. Munder seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Munder may give advice or take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

Conflicts of interest may arise where some accounts managed by a particular portfolio manager have higher fees than the fees paid by other accounts. Because a portfolio manager's compensation is affected by revenues earned by Munder, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.

Conflicts of interest may also arise when allocating and/or aggregating trades. Munder may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. Munder maintains a written trade allocation policy for actively managed equity accounts. Consistent with such policy, when a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

Munder has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Munder monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with Munder's Code of Ethics. Furthermore, senior Munder personnel periodically review the performance of Munder's portfolio managers.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

The compensation package for portfolio managers at Munder consists of three elements: base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests. Munder also provides a competitive benefits package, including health and welfare benefits and retirement in the form of a 401(k) plan.

Munder offers industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

Portfolio managers are eligible to earn a performance bonus based on profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Actual bonuses, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. Bonuses are based on a variety of factors, including performance relative to applicable benchmarks for the most recent one-year and three-year periods, as well as other qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success.

Portfolio managers are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. Option shares typically vest ratably over a three- to five-year period. Munder's Option Plan provides incentive to retain key personnel and serves to align portfolio managers' interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of the Fund beneficially owned by the Fund's portfolio managers as of December 31, 2004.

                           $1-       $10,001-   $50,001-    $100,001-  $500,001-    Over
Portfolio Manager   None   $10,000   $50,000    $100,000    $500,000   $1,000,000   $1,000,000
-----------------   ----   -------   --------   ---------   ---------   ----------   ----------
Kenneth A. Smith      X
Jonathan R. Woodley   X
Mark A. Lebovitz      X

                           PIMCO TOTAL RETURN ("FUND")
               PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

The Portfolio Manager may also be responsible for the day-to-day management of other accounts, as indicated by the following table.

                       Registered Investment        Other Pooled Investment
                             Companies                     Vehicles                   Other Accounts
                    ---------------------------   --------------------------   ---------------------------
                    Number of                     Number of                    Number of
Portfolio Manager    Accounts     Total Assets     Accounts    Total Assets     Accounts     Total Assets
-----------------   ---------   ---------------   ---------   --------------   ---------   ---------------
Mohamed El-Erian        8        $5,136,600,000       19      $3,316,715,229     39(1)     $5,435,224,478

(1) Of these accounts, 3 accounts (with combined assets of $938,277,000) pay advisory fees that are performance-based.

POTENTIAL CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of portfolio manager's day-to-day management of the Fund. Because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     -    Amount and nature of assets managed by the portfolio manager;

     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     -    Contributions to asset retention, gathering and client satisfaction;

     -    Contributions to mentoring, coaching and/or supervising; and

     -    Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of the Fund beneficially owned by the Fund's portfolio manager as of December 31, 2004.

                                        $10,001-   $50,001-   $100,001-   $500,001-    Over
Portfolio Manager   None   $1-$10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
-----------------   ----   ----------   --------   --------   ---------   ----------   ----------
Mohamed El-Erian      X

                            SALOMON ALL CAP ("FUND")
              SALOMON BROTHERS ASSET MANAGEMENT INC ("SUB-ADVISER")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                    Registered Investment Companies   Other Pooled Investment Vehicles         Other Accounts
                    -------------------------------   --------------------------------   --------------------------
                       Number of                          Number of                      Number of
Portfolio Manager       Accounts    Total Assets           Accounts   Total Assets        Accounts    Total Assets
-----------------      ---------   -------------          ---------   ------------       ---------   --------------
John J. Goode              14      9,670,000,000              3        520,000,000         90,863    13,190,000,000
Peter J. Hable             14      9,670,000,000              3        520,000,000         90,863    13,190,000,000

POTENTIAL CONFLICTS OF INTEREST

Material conflicts of interest may arise when the Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. These potential conflicts include:Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The

Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of the Fund beneficially owned by the Fund's portfolio managers as of December 31, 2004.

                                        $10,001-   $50,001-   $100,001-   $500,001-       Over
Portfolio Manager   None   $1-$10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
-----------------   ----   ----------   --------   --------   ---------   ----------   ----------
John J. Goode         X
Peter J. Hable        X

             T. ROWE PRICE EQUITY INCOME, T. ROWE PRICE GROWTH STOCK
                      AND T. ROWE PRICE SMALL CAP ("FUND")
                 T.ROWE PRICE ASSOCIATES, INC.. ("T.ROWE PRICE")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

T. Rowe Price Equity Income

                    Registered Investment Companies   Other Pooled Investment Vehicles        Other Accounts
                    -------------------------------   --------------------------------   ------------------------
                        Number of                         Number of                      Number of
Portfolio Manager        Accounts   Total Assets           Accounts   Total Assets        Accounts   Total Assets
-----------------       ---------   ------------          ---------   ------------       ---------   ------------
Brian Rogers                12       $25,036,100              0            $0                17       $1,390,400

T. Rowe Price Growth Stock

                    Registered Investment Companies   Other Pooled Investment Vehicles        Other Accounts
                    -------------------------------   --------------------------------   ------------------------
                        Number of                         Number of                      Number of
Portfolio Manager        Accounts   Total Assets           Accounts   Total Assets        Accounts   Total Assets
-----------------       ---------   ------------          ---------   ------------       ---------   ------------
Robert Smith               11        $11,382,000              3        $92,900,000           4       $235,400,000


T. Rowe Price Small Cap

                    Registered Investment Companies   Other Pooled Investment Vehicles        Other Accounts
                    -------------------------------   --------------------------------   ------------------------
                        Number of                         Number of                      Number of
Portfolio Manager        Accounts   Total Assets           Accounts   Total Assets        Accounts   Total Assets
-----------------       ---------   ------------          ---------   ------------       ---------   ------------
Paul Wojcik                 3       $486,100,000              0            $0                1        $42,400,000

POTENTIAL CONFLICTS OF INTEREST

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that fund. Consequently, portfolio managers may purchase (or sell) securities for one fund and not another fund. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative perforamce and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds, of competitive investment managements firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important compenents of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all funds managed by the portfolio manager.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Funds

The following table indicates the dollar range of the Funds beneficially owned by the Funds portfolio managers as of December 31, 2004.

Portfolio                          $10,001-   $50,001-   $100,001-   $500,001-       Over
Manager        None   $1-$10,000   $50,000    $100,000   $500,000    $1,000,000   $1,000,000
---------      ----   ----------   --------   --------   ---------   ----------   ----------
Brian Rogers     X
Bob Smith        X
Paul Wojcik      X

                          THIRD AVENUE VALUE ("FUND")
                  THIRD AVENUE MANAGEMENT LLC ("SUB-ADVISER")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                    Registered Investment Companies   Other Pooled Investment Vehicles         Other Accounts
                    -------------------------------   --------------------------------   --------------------------
                       Number of                         Number of                       Number of
Portfolio Manager       Accounts    Total Assets          Accounts    Total Assets        Accounts    Total Assets
-----------------      ---------   --------------        ---------   --------------      ---------   --------------
Ian Lapey                  5       $1,607,719,510            2       $1,607,719,510          4       $2,455,804,530
Curtis Jensen              4       $2,455,804,530            0       $            0          0       $            0

POTENTIAL CONFLICTS OF INTEREST

The Sub-Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Sub-Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Sub-Adviser furnishes investment management and advisory services to numerous clients in addition to the Fund, and the Sub-Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are private partnerships or have performance or higher fees paid to the Sub-Adviser, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Fund. In addition, the Sub-Adviser, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale the Sub-Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Sub-Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Sub-Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Sub-Adviser's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which the Sub-Adviser or any of its affiliates or the officers, managers, board members and employees of any of them has any substantial economic interest or possesses material non-public information. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account.

Circumstances may arise under which the Sub-Adviser determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, the Sub-Adviser will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Fund, the Sub-Adviser may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Fund with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Sub-Adviser. The bonus is determined in the discretion of senior management of the Sub-Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Sub-Adviser and the contribution of the individual employee.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of the Fund beneficially owned by the Fund's portfolio manager as of December 31, 2004.

Portfolio                           $10,001-   $50,001-   $100,001-   $500,001-
Manager         None   $1-$10,000   $50,000    $100,000   $500,000    $1,000,000   Over $1,000,000
---------       ----   ----------   --------   --------   ---------   ----------   ---------------
Ian Lapey         X
Curtis Jensen     X

                    TEMPLETON GREAT COMPANIES GLOBAL ("FUND")
                 TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table.* None of these has an advisory fee based on the performance of the account.

                       Registered Investment       Other Pooled Investment
                             Companies                    Vehicles                  Other Accounts
                    --------------------------   --------------------------   --------------------------
                    Number of                    Number of                    Number of
Portfolio Manager    Accounts    Total Assets     Accounts    Total Assets     Accounts   Total Assets
-----------------   ---------   --------------   ---------   --------------   ---------   --------------
Tina Hellmer            2       $  497,000,000        0      $            0        6      $  506,000,000
Antonio Docal           3       $  255,000,000       17      $1,694,000,000       10      $1,729,000,000
Gary Motyl              7       $8,247,000,000       11      $2,060,000,000        8      $3,588,000,000

* TEMPLETON MANAGES THE INTERNATIONAL PORTION OF THIS FUND. THE DOMESTIC SECURITIES PORTION OF THIS FUND IS MANAGED BY GREAT COMPANIES, L.L.C., PLEASE REFER TO PAGE D-11 FOR INFORMATION ON ITS PORTFOLIO MANAGERS.

POTENTIAL CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio managers must allocate their time and investment ideas across multiple funds and accounts. Templeton seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Each portfolio manager's compensation consists of the following three elements:

BASE SALARY. Each portfolio manager is paid a base salary.

ANNUAL BONUS. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Templeton Investment Counsel and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

          - ASSET: The size and complexity of funds and overall asset size of those funds managed by the portfolio manager are factored in the manager's appraisal.

          - INVESTMENT PERFORMANCE: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each fund managed is measured relative to an appropriate securities market index.

          - RESEARCH: Since the Templeton global equity team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation

          - NON-INVESTMENT PERFORMANCE: For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of the Fund beneficially owned by the Fund's portfolio manager as of December 31, 2004.

Portfolio                           $10,001-   $50,001-   $100,001-   $500,001-
Manager         None   $1-$10,000   $50,000    $100,000   $500,000    $1,000,000   Over $1,000,000
---------       ----   ----------   --------   --------   ---------   ----------   ---------------
Tina Hellmer      X
Antonio Docal     X
Gary Motyl        X

TRANSAMERICA BALANCED, TRANSAMERICA CONVERTIBLE SECURITIES, TRANSAMERICA EQUITY,
  TRANSAMERICA EQUITY II, TRANSAMERICA GROWTH OPPORTUNITIES, TRANSAMERICA MONEY
     MARKET, TRANSAMERICA SMALL/MID CAP VALUE, TRANSAMERICA U.S. GOVERNMENT
              SECURITIES AND TRANSAMERICA VALUE BALANCED ("FUNDS")
                 TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Managers may also be responsible for the day-to-day management of other accounts, as indicated by the following table.

                        Registered Investment      Other Pooled Investment
                              Companies                   Vehicles                 Other Accounts
                      ------------------------   --------------------------   ------------------------
                      Number of                  Number of                    Number of
 Portfolio Manager     Accounts   Total Assets    Accounts    Total Assets     Accounts   Total Assets
 -----------------    ---------   ------------   ---------   --------------   ---------   ------------
Gary U. Rolle             1       $ 41,500,000      6(1)     $  315,100,000       2       $849,000,000
Heidi Y. Hu               2       $102,500,000     24        $3,355,900,000       0       $          0
Kirk J. Kim               1       $143,500,000      1        $  347,900,000       0       $          0
Edward S. Han             1       $ 37,200,000      7        $1,214,100,000       0       $          0
Michelle E. Stevens       0       $          0      2        $  859,500,000       0       $          0
John C. Riazzi            0       $          0      7        $  432,900,000       0       $          0
Peter O. Lopez            1       $143,500,000      1        $  347,900,000       0       $          0
Greg Haendel*            10       $  1,155,000      0        $            0      21       $  2,634,700
Derek Brown*              7       $614,500,000      0        $            0      20       $  2,479,500


(1) Of these accounts, 4 accounts (with combined assets of $35,700,000) pay advisory fees that are performance-based

 *   Information is as of February 28, 2006.

POTENTIAL CONFLICTS OF INTEREST

There are no material conflicts of interests between the investment strategy of the Fund and the investment strategy of other accounts managed by Team Members. Allocation of investment opportunities between the Fund and other accounts managed by the Team are allocated pro rata to every account participating in an order. This insures all accounts are treated equally from order initiation through full execution.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

The purpose of TIM's incentive compensation plan (the "Plan") is to directly align the performance of a portfolio manager's individual portfolios with a variable compensation incentive that is designed to have a significant financial impact on the portfolio manager's total compensation award.

Regular, full-time portfolio managers with a minimum one year portfolio management track record in the employment of TIM as of the beginning of a Plan Year are eligible to participate in the Plan for that Plan Year. For purposes of determining the level of incentive compensation potential, track records are based on full years of portfolio management for TIM. Therefore, for example, should an eligible participant hold a one and a half year track record, the eligible incentive compensation would be based on the manager's one year relative ranking.

There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further described below:

- 80% OBJECTIVE - portfolio performance based calculation; based upon relative rankings of track record and return formula criteria as further described. A portion of the objective component is necessarily subjective taking such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio, customized client benchmarks, etc. into account in determining the Portfolio Manager's relative ranking. Senior management, at its discretion, determines the criteria to be used for evaluating how the rankings are determined for each Portfolio Manager under this objective component.

- 20% SUBJECTIVE - based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions as updated on an annual basis, for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic) quality of investment ideas, managerial duties outside of core responsibility, as determined by Senior management.

MAXIMUM BONUS POTENTIALS (80% + 20%):

 Track Record        Target Bonus
 ------------        ------------
      <3        Up to 75% base comp.
     3-4        Up to 100% base comp.
     5-9        Up to 150% base comp.
    10-14       Up to 200% base comp.
15 and beyond   Up to 300% base comp.

RETURN FORMULAS AND RELATIVE RANKINGS (80% OF TARGET BONUS):

RANKINGS (BASED ON 80% OBJECTIVE TRACK RECORD COMPONENT ONLY):

Top Decile      = 100% of available component
Top Quartile = The difference between 100% and the actual % ranking Second Quartile = The difference between 100% and the actual % ranking Third Quartile = The difference between 100% and the actual % ranking Fourth Quartile = 0% of available component

     Example: Should the ranking equal 24% (top quartile), then the formula would be 100%-24% = 76% of available component

RETURN FORMULAS:

The following return formulas represent the calculations used to determine the amount available for the objective component of the bonus a Portfolio Manager is eligible to earn based upon his/her track record. Some track records are weighted more heavily than others as noted below:

** The 20% subjective component must be subtracted from the total amount eligible below given the maximum potential opportunity stated includes the 20% subjective component:

-    1 YEAR RANK WILL BE CALCULATED ON THE ONE YEAR TOTAL RETURNS AS FOLLOWS:
     3/3 (100%) of 75% opportunity = the one year relative rank versus peer universe and appropriate benchmark

- 2 YEAR RANK WILL BE CALCULATED ON THE ONE YEAR AND TWO YEAR TOTAL RETURNS AS FOLLOWS: 1/3 (33.33%) of 75% = the one year relative rank versus peer universe and appropriate benchmark (e.g. composites). 2/3 (66.67%) of 75% = the two year relative rank versus peer universe and appropriate benchmark.

- 3 YEAR RANK WILL BE CALCULATED BASED ON THE ONE AND THREE YEAR TOTAL RETURNS AS FOLLOWS: 1/3 (33.33%) of 100% = the one year relative rank versus peer universe and appropriate benchmark (e.g. composites). 2/3 (66.67%) of 100% = the three year relative rank versus peer universe and appropriate benchmark.

As set forth in the schedule of maximum bonus potential above, once an employee has a full five year track record, then his/her bonus opportunity will increase at each full five year increment as follows:

- FIVE YEAR = additional 50% of base added to target pool and directly related to 5-year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 150% of base

- TEN YEAR = additional 50% of base added to target pool and directly related to 10-year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 200% of base

- FIFTEEN YEAR = additional 100% of base added to target pool and directly related to 15-year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 300% of base

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of the Fund beneficially owned by the Fund's portfolio managers as of December 31, 2004.

Portfolio                                 $10,001-   $50,001-   $100,001-   $500,001-
Manager               None   $1-$10,000   $50,000    $100,000   $500,000    $1,000,000   Over $1,000,000
---------             ----   ----------   --------   --------   ---------   ----------   ---------------
Gary U. Rolle           X
Heidi Y. Hu             X
Kirk J. Kim             X
Edward S. Han           X
Michelle E. Stevens     X
John C. Riazzi          X
Peter O. Lopez          X
Greg Haendel            X
Derek Brown             X



 SELECT+ AGGRESSIVE, SELECT+ CONSERVATIVE AND SELECT+ GROWTH & INCOME ("FUNDS")
                  MORGAN ASSET MANAGEMENT, INC. ("SUB-ADVISER")

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The Portfolio Manager may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these has an advisory fee based on the performance of the account.

                      Registered Investment      Other Pooled Investment
                            Companies                   Vehicles                 Other Accounts
                    ------------------------   --------------------------   ------------------------
                    Number of                  Number of                    Number of
Portfolio Manager    Accounts   Total Assets    Accounts    Total Assets     Accounts   Total Assets
-----------------   ---------   ------------   ---------   --------------   ---------   ------------
John Russell            0             0            0              0            348      $267,957,844

POTENTIAL CONFLICTS OF INTEREST

The Fund(s) are a unique product for the Sub-Adviser; therefore, neither the Sub-Adviser nor the Portfolio Manager manage any other products similar to the Fund(s) which would give rise to a conflict of interest.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2004

The Portfolio Manager is compensated by both a fixed salary and bonus. Bonus is determined by several factors: performance of a selected number of accounts for a one year period with the S&P 500 and Lehman Aggregate Bond Indexes as benchmarks; new accounts and special projects within the firm.

OWNERSHIP OF SECURITIES

Aggregate Dollar Range of Securities in the Fund

The following table indicates the dollar range of the Fund beneficially owned by the Fund's Portfolio Manager as of December 31, 2004.

Portfolio                          $10,001-   $50,001-   $100,001-   $500,001-
Manager        None   $1-$10,000   $50,000    $100,000   $500,000    $1,000,000   Over $1,000,000
---------      ----   ----------   --------   --------   ---------   ----------   ---------------
John Russell     X